UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Definitive Proxy Statement
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☐	Preliminary Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTH VALLEY BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTH VALLEY BANCORP
300 Park Marina Circle
Redding, California 96001

Dear Shareholders:

The 2010 Annual Meeting of Shareholders of North Valley Bancorp will be held at 5:30 p.m. on Friday, July 16, 2010, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

1.	Notice of Annual Meeting of Shareholders

2	Proxy Statement

3.	Proxy

4.	2009 Annual Report to Shareholders

We hope that you will attend the Annual Meeting and encourage you to read all of the enclosed materials carefully.

Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

We appreciate your support and look forward to seeing you at the Annual Meeting on Friday, July 16, 2010.

Cordially,

J. M. (“Mike”) Wells, Jr.
Chairman of the Board

Michael J. Cushman
President and Chief Executive Officer

NORTH VALLEY BANCORP

Notice of Annual Meeting of Shareholders
Friday, July 16, 2010
5:30 p.m.

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the “Company”), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Friday, July 16, 2010, at 5:30 p.m., for the following purposes:

1.	Election of Directors. To elect the following nominees as directors for a term of one year:

Michael J. Cushman	William W. Cox
Royce L. Friesen	Dante W. Ghidinelli
Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini
J. M. “Mike” Wells, Jr.

2.
Conversion of Convertible Preferred Stock. To approve for purposes of NASDAQ Listing Rule 5635 our issuance of shares of Common Stock upon the conversion of up to 40,000 shares of Series A Mandatorily Convertible Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”), as contemplated by the Securities Purchase Agreements described in the accompanying Proxy Statement.

3.
Increase in Authorized Common Stock. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 60 million, as described in the accompanying Proxy Statement.

4.
One for Five Reverse Stock Split. To approve an amendment to our Amended and Restated Articles of Incorporation to effect a one for five share reverse stock split of our Common Stock. The Board of Directors may, at its sole discretion, elect not to implement any reverse stock split, even if approved by the shareholders.

5.	Ratification of Independent Accountants. To ratify the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for 2010.

6.
Adjournment of Meeting. To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt Proposals No. 1 through No. 5.

7.	Other Business. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Section 15 of the Bylaws of the Company provides for the nomination of Directors, as follows:

“Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Company not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee.”

Only shareholders of record at the close of business on June 1, 2010, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Leo J. Graham
Corporate Secretary

Redding, California
June 18, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THIS ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

Notice of Internet Availability: The North Valley Bancorp Proxy Statement for the 2010 Annual Meeting of Shareholders being held on Friday, July 16, 2010 and the Annual Report to Shareholders (which includes the Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2009) are available on the internet at http://www.novb.com/proxy.aspx.

NORTH VALLEY BANCORP
300 Park Marina Circle
Redding, California 96001
(530) 226-2900

PROXY STATEMENT

The enclosed proxy card (the “Proxy”) is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 5:30 p.m., on Friday, July 16, 2010, and any adjournment or postponement thereof (the “Annual Meeting”). Only shareholders of record at the close of business on June 1, 2010, (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 7,495,817 shares of its common stock, no par value (the “Common Stock”). These proxy materials are first being mailed to shareholders on or about June 18, 2010.

The matters to be considered and voted upon at the Annual Meeting will be:

1.	Election of Directors. To elect the following nominees as directors for a term of one year:

Michael J. Cushman	William W. Cox
Royce L. Friesen	Dante W. Ghidinelli
Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini
J. M. “Mike” Wells, Jr.

2.
Conversion of Convertible Preferred Stock. To approve for purposes of NASDAQ Listing Rule 5635 our issuance of shares of Common Stock upon the conversion of up to 40,000 shares of Series A Mandatorily Cumulative Convertible Perpetual Preferred Stock (“Series A Preferred Stock”), as contemplated by the Securities Purchase Agreements described in the accompanying Proxy Statement.

3.
Increase in Authorized Common Stock. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 60 million, as described in the accompanying Proxy Statement.

4.
One for Five Reverse Stock Split. To approve an amendment to our Amended and Restated Articles of Incorporation to effect a one for five share reverse stock split of our Common Stock. The Board of Directors may, at its sole discretion, elect not to implement any reverse stock split, even if approved by the shareholders.

5.	Ratification of Independent Accountants. To ratify the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for 2010.

6.
Adjournment of Meeting. To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt Proposals No. 1 through No. 5.

7.	Other Business. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock outstanding in the holder’s name on the books of the Company as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Company’s Articles of Incorporation were amended to provide that no holder of any class of stock of the Company shall be entitled to cumulate votes in connection with any election of Directors of the Company. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

Shareholders may vote without attending the Annual Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Annual Meeting by a written direction to the Company, by a duly executed Proxy bearing a later date, delivered to the Corporate Secretary of the Company, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Annual Meeting.

Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Company’s telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Company believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

Notice of Internet Availability: The North Valley Bancorp Proxy Statement for the 2010 Annual Meeting of Shareholders being held on Friday, July 16, 2010 and the Annual Report to Shareholders (which includes the Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2009) are available on the internet at http://www.novb.com/proxy.aspx.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and employees of the Company may (without additional compensation) solicit Proxies by telephone, Internet or personal interview, the costs of which the Company will bear. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of Proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Company.

Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted “FOR” the election of the nominees for Director recommended by the Board of Directors, “FOR” the conversion of the convertible preferred stock, “FOR” an increase in authorized Common Stock, “FOR” a one for five share reverse stock split, “FOR” ratification of the appointment of Perry-Smith LLP as Independent Registered Public Accounting Firm for the Company for the 2010 fiscal year, and “FOR” approval to adjourn the Annual Meeting, if necessary or appropriate, all as described in the Proxy Statement; and, at the proxyholders’ discretion, on such other matters, if any, which may properly come before the Annual Meeting.

A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Broker non-votes are shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member. In the election of directors, the nominees receiving the highest number of votes will be elected. The approval of any proposal (other than the election of directors) requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting (unless a greater number is required as described in a proposal), which shares voting affirmatively also constitute at least a majority of the required quorum.

A COPY OF THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, INCLUDING AUDITED FINANCIAL STATEMENTS (THE “ANNUAL REPORT”), IS ENCLOSED WITH THESE PROXY MATERIALS. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST TO THE CORPORATE SECRETARY. THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 ON FORM 10-K, AS AMENDED BY FORM 10-K/A, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, P.O. BOX 994630, REDDING, CALIFORNIA 96099-4630.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Annual Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

Section 16 of the Bylaws of the Company provides as follows:

“The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal.”

Under Section 15 of the Bylaws of the Corporation, the authorized number of directors shall not be less than six (6) nor more than eleven (11), unless and until changed by an amendment approved by the shareholders. The exact number of directors within said range is fixed from time to time by resolution of the Board of Directors (or by action of the shareholders). The authorized number of directors has been fixed by resolution of the Board of Directors at nine (9). Accordingly, nine (9) Directors will be elected at the Annual Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

Michael J. Cushman	William W. Cox	Royce L. Friesen
Dante W. Ghidinelli	Kevin D. Hartwick	Roger B. Kohlmeier
Martin A. Mariani	Dolores M. Vellutini	J. M. (Mike) Wells, Jr.

If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The nine (9) candidates receiving the highest number of votes will be elected.

The Board of Directors unanimously recommends a vote “FOR” each of the nine (9) nominees listed above: Michael J. Cushman, William W. Cox, Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, Martin A. Mariani, Dolores M. Vellutini, and J. M. (Mike) Wells, Jr.

Stock Ownership of Certain Beneficial Owners

To the knowledge of the Company, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s Common Stock (excluding any shares of Common Stock issuable upon conversion of the Series A Preferred Stock issued by the Company on April 22, 2010). For the purpose of this disclosure and the disclosure of ownership of shares by Directors and Executive Officers below, shares are considered to be “beneficially” owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.

Stock Ownership of Directors and Executive Officers

The following table sets forth certain information regarding ownership of the Company’s Common Stock with respect to each Director of the Company and North Valley Bank, and each current executive officer named in the Summary Compensation Table on page 15, as well as for all Directors and executive officers of the Company and North Valley Bank as a group. All of the shares of Common Stock of the Company shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of June 1, 2010. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column “Percent of Class.” The Company also has one class of preferred stock outstanding, its Series A Mandatorily Convertible Cumulative Perpetual Preferred Stock. The following table reflects the Common Stock outstanding at June 1, 2010, and does not include any Common Stock issuable upon conversion of the Series A Preferred Stock issued by the Company on April 22, 2010.

Beneficial Owner	Position	Beneficial Ownership(1)	Percent of Class(2)

William W. Cox(7)	Director,	22,262	*
	North Valley Bancorp
	North Valley Bank
Michael J. Cushman(5)	President and Chief Executive Officer and Director,	200,428	2.63%
	North Valley Bancorp
	North Valley Bank
Royce L. Friesen	Director,	71,535	*
	North Valley Bancorp
	North Valley Bank
Dante W. Ghidinelli(8)	Director,	62,646	*
	North Valley Bancorp
	North Valley Bank
Leo J. Graham(5)	General Counsel and Corporate Secretary	29,989	*
	North Valley Bancorp
	North Valley Bank
Kevin D. Hartwick(9)	Director,	101,586	1.35%
	North Valley Bancorp
	North Valley Bank
Roger B. Kohlmeier	Director,	45,700	*
	North Valley Bancorp
	North Valley Bank
Gary S. Litzsinger(5)	Executive Vice President and Chief Risk Officer	17,631	*
	North Valley Bancorp
	North Valley Bank
Scott R. Louis(5)	Executive Vice President and Chief Operating Officer	21,164	*
	North Valley Bancorp
	North Valley Bank
Martin A. Mariani	Director,	32,315	*
	North Valley Bancorp
	North Valley Bank
Roger D. Nash(5)(6)	Executive Vice President and Chief Credit Officer	26,483	*
	North Valley Bancorp
	North Valley Bank
Dolores M. Vellutini(11)	Director,	136,514	1.81%
	North Valley Bancorp
	North Valley Bank
Kevin R. Watson(5)	Executive Vice President and Chief Financial Officer	31,713	*
	North Valley Bancorp
	North Valley Bank
J.M.(“Mike”) Wells, Jr. (12)	Chairman,	144,482	1.93%
	North Valley Bancorp
	North Valley Bank
All Directors and Executive Officers as a group (14 persons) (13) (14) (15) (16)		944,448	12.01%

(1)
Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1998 Employee Stock Incentive Plan, the North Valley Bancorp 1999 Director Stock Option Plan, and the 2008 Stock Incentive Plan with: 5,244 shares exercisable within 60 days of June 1, 2010 by Mr. Cox, 135,894 shares exercisable within 60 days of June 1, 2010 by Mr. Cushman; 2,220 shares exercisable within 60 days of June 1, 2010 by Mr. Friesen; 5,160 shares exercisable within 60 days of June 1, 2010 by Mr. Ghidinelli; 24,470 shares exercisable within 60 days of June 1, 2010 by Mr. Graham; 50,160 shares exercisable within 60 days of June 1, 2010 by Mr. Hartwick; 8,040 shares exercisable within 60 days of June 1, 2010 by Mr. Kohlmeier; 16,844 shares exercisable within 60 days of June 1, 2010 by Mr. Litzsinger; 12,706 shares exercisable within 60 days of June 1, 2010 by Mr. Louis; 8,040 shares exercisable within 60 days of June 1, 2010 by Mr. Mariani; 20,731 shares exercisable within 60 days of June 1, 2010 by Mr. Nash; 50,160 shares exercisable within 60 days of June 1, 2010 by Ms. Vellutini; 23,235 shares exercisable within 60 days of June 1, 2010 by Mr. Watson; and 4,460 shares exercisable within 60 days of June 1, 2010 by Mr. Wells. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2009, with: 4,185 shares allocated to Mr. Cushman, 1,369 shares allocated to Mr. Graham, 687 shares allocated to Mr. Litzsinger, 958 shares allocated to Mr. Louis, 752 shares allocated to Mr. Nash and 803 shares allocated to Mr. Watson.

(2)	Includes stock options exercisable within 60 days of June 1, 2010. An “*” indicates less than one percent.
(3)	Intentionally omitted.
(4)	Intentionally omitted.
(5)
Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp and North Valley Bank; Kevin R. Watson is Executive Vice President and Chief Financial Officer of North Valley Bancorp and North Valley Bank; Scott R. Louis is Executive Vice President and Chief Operating Officer of North Valley Bancorp and North Valley Bank; Roger D. Nash is Executive Vice President and Chief Credit Officer of North Valley Bancorp and North Valley Bank; Gary S. Litzsinger is Executive Vice President and Chief Risk Officer of North Valley Bancorp and North Valley Bank; Leo J. Graham is General Counsel and Corporate Secretary of North Valley Bancorp and North Valley Bank (collectively, the “Executive Officers”).

(6)	Includes 5,000 shares held by Mr. Nash’s spouse.
(7)	Includes 915 shares held by Mr. Cox’s spouse and as to which Mr. Cox disclaims beneficial ownership.
(8)	Includes 20,861 shares held by Mr. Ghidinelli as Trustee for the Balma Grandchildren Trust.
(9)	Includes 420 shares held in custodian accounts for Mr. Hartwick’s children.
(10)	Intentionally omitted.
(11)	Includes 1,510 shares held by Ms. Vellutini’s spouse and 18,995 shares held by Ms. Vellutini’s son and as to which Ms. Vellutini disclaims beneficial ownership.
(12)
Includes 130,220 shares held by The Wells Family Trust, of which Mr. Wells is Trustee. Includes 1,750 shares held by Mr. Wells’ spouse and as to which Mr. Wells disclaims beneficial ownership. Includes 8,052 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the Executor.

(13)	This group includes all current Executive Officers and Directors of the Company and its subsidiary, North Valley Bank.
(14)
See footnotes 5, 6, 8, 9 and 10. Includes 90,000 shares subject to options exercisable within 60 days of June 1, 2010 by the Directors under the 1999 Director Stock Option Plan and 277,364 shares subject to options exercisable within 60 days of June 1, 2010 by Messrs. Cox, Cushman, Friesen, Ghidinelli, Graham, Hartwick, Kohlmeier, Litzsinger, Louis, Mariani, Nash, Vellutini, Watson and Wells under the 1998 Employee Stock Incentive Plan and the 2008 Stock Incentive Plan.

(15)
In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(16)
Shares of the Company’s Common Stock, expected to be issued to Directors and executive officers of the Company upon conversion of the Company’s Series A Preferred Stock are not included in the table. Directors Cushman, Cox, Friesen, Ghidinelli, Hartwick, Kohlmeier, Mariani and Vellutini, and executive officers Graham, Litzsinger, Louis, Nash and Watson, participated in the purchase of Series A Preferred Stock for an aggregate of 1,661 shares of Series A Preferred Stock (equivalent to approximately 1.107 million shares of Common Stock, assuming conversion at $1.50 per share). Information regarding the shares of Common Stock and shares of Series A Preferred Stock held by such Directors and executive officers is available on their Form 4 reports filed with Securities and Exchange Commission. See also “Interest of Certain Persons in the Share Conversion” on page 56 below.

Directors

Certain information with respect to the nine (9) nominees for Director of the Company is provided below:

William W. Cox, CRE, CCIM, (age 62), a Director of the Company since February 1997. From April 1996 to 2008, he was owner and President of Cox Real Estate Consultants, Inc. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

Michael J. Cushman (age 55), a Director of the Company since February 1999, is President and Chief Executive Officer of the Company and its subsidiary, North Valley Bank. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

Royce L. Friesen, RPh. (age 71), a Director of the Company since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

Dante W. Ghidinelli (age 62), a Director of the Company since 1993, and has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

Kevin D. Hartwick (age 48), was a Director of Six Rivers Bank and became a Director of the Company in October 2000 when North Valley Bank acquired Six Rivers Bank. He has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

Roger B. Kohlmeier (age 70), was a Director of Yolo Community Bank and became a Director of the Company in August 2004, when North Valley Bank acquired Yolo Community Bank. He was the founding President and Chief Executive Officer of Bank of Woodland which changed its name to Business & Professional Bank at which time he retired but continued on as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved with the Economic Development Council and Woodland Health Care.

Martin A. Mariani (age 53), was a Director of Yolo Community Bank and became a Director of the Company in August 2004, when North Valley Bank acquired Yolo Community Bank. He is a partner in Mariani Nut Company of Winters, California. He graduated from the University of California, Davis in 1978.

Dolores M. Vellutini (age 72), was a Director of Six Rivers Bank and became a Director of the Company in October 2000, when North Valley Bank acquired Six Rivers Bank. She is a developer and the owner of Vellutini Properties in Eureka, California.

J. M. (“Mike”) Wells, Jr. (age 69), is Chairman and a founding member of the Board of Directors of the Company. Mr. Wells was formerly a member of the law firm of Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Wells had practiced law with that firm starting in 1972.

Executive Officers

Certain information with respect to the current Executive Officers of the Company and North Valley Bank (other than Michael J. Cushman, listed above as a Director) is provided below:

Kevin R. Watson (age 44), has served as Executive Vice President and Chief Financial Officer of the Company and its subsidiary since March 2006. Prior to that, he served as Chief Financial Officer at Calnet Business Bank in Sacramento from January 2004 to March 2006. Prior to Calnet Business Bank, his experience includes serving as the Chief Financial Officer of California Independent Bancorp and Feather River State Bank from April 2001 to January 2004.

Scott R. Louis (age 60), has served as Executive Vice President and Chief Operating Officer of the Company and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Operating Officer since joining the Company in April 2005. Prior to joining the Company, Mr. Louis served as First Vice President for Farmers and Merchants Bank in Lodi, California. Mr. Louis began his financial services career with Bank of America in 1971.

Roger D. Nash (age 61), has served as Executive Vice President and Chief Credit Officer of the Company and its subsidiary since September 2006. Prior to that, he served as Chief Lending Officer of the Company and its subsidiary since joining the Company in October 2005. Prior to that, he served 35 years at Bank of America, most recently as Senior Vice

President/Senior Client Manager in Visalia, California. While at Bank of America, he also served as Senior Vice President/Credit Risk Manager and as Senior Vice President in Business Lending.

Gary S. Litzsinger (age 54), has served as Executive Vice President and Chief Risk Officer of the Company and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Risk Officer since joining the Company in July, 2004. Prior to joining the Company, Mr. Litzsinger served as Director of Audit and Risk Management for Humboldt Bancorp and Audit Manager for California Federal Savings Bank in Sacramento. He began his audit career in 1990 and obtained his California CPA license in 1994.

Leo J. Graham (age 59), has served as the Corporate Secretary and General Counsel of the Company and its subsidiary since January 2004. Mr. Graham was formerly a member of the law firm of Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Graham had practiced law with that firm starting in 1978.

None of the Company’s Directors or Executive Officers (listed in the Summary Compensation Table on page 15) was selected pursuant to any arrangement or understanding other than with the Directors and Executive Officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the Directors or Executive Officers. Except as disclosed above, no Director or Executive Officer currently serves, or within the last five years has served, as a director of any public company, including any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

GOVERNANCE OF THE COMPANY

Code of Business Conduct and Ethics

The Board of Directors of North Valley Bancorp believes the cornerstones of our business are honesty, truthfulness, integrity and ethics.

In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Company and North Valley Bank. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Company’s website at www.novb.com. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitting a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence

The Board of Directors of the Company has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 (“SOX”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the corporate governance listing standards of The NASDAQ Stock Market (“NASDAQ”).

The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Company, is not independent.

The “Independent Directors” held four (4) regularly scheduled meetings of the Board of Directors during 2009 (executive sessions) at which only the “Independent Directors” were present.

Leadership Structure

The positions of Chairman of the Board of Directors and President and Chief Executive Officer are filled by different persons. Mr. Wells, an independent director, serves as Board Chairman, while Mr. Cushman serves as President and Chief Executive Officer. The Board believes that separating the roles of Chairman and Chief Executive Officer is preferable and in the best interests of shareholders because it gives the independent directors a significant role in setting priorities and enhances the Board’s ability to fulfill its oversight responsibilities. Separating the positions also provides an independent viewpoint and focus at meetings of the Board and improves communication between executive management and the Board.

Risk Oversight

Risk management is the responsibility of management and risk oversight is the responsibility of the Board of Directors. The Board administers its risk oversight function principally through a division of responsibility within its committee structure, with each committee of the Board of Directors being responsible for overseeing risk within its area of responsibility. The responsibilities of the Board committees are discussed under each committee below. Some significant risk oversight matters are reported directly to the Board, including matters not falling within the area of the responsibility of any committee. Types of risks with the potential to adversely affect the Company include credit, interest rate, liquidity, and compliance risks, and risks relating to our operations and reputation. Management regularly provides the Board of Directors and its various committees with a significant amount of information regarding a wide variety of matters affecting the Company. Matters presented to the Board and Board committees generally include information with respect to risk, including input from the Executive Vice President and Chief Risk Officer. The Board and its committees consider the risk aspects of such information and often request additional information with respect to issues that involve risks to the Company. The Board and its committees also raise risk issues on their own initiative.

Review of Risk Associated with Compensation Plans

The Company develops and implements compensation plans that provide strategic direction to the plan participants and engage them in the Company’s success, thereby contributing to shareholder value. The Board of Directors believes that its approach to goal setting, performance evaluation and discretion in the payout of incentives help to mitigate excessive risk-taking that could harm the Company or reward poor judgment by senior officers. The Company’s pay programs are designed to reward outstanding individual and team performance while mitigating risk-taking behavior that might affect financial results. The Compensation Committee met with senior officers, including the General Counsel and Corporate Secretary of the Company, to review the 2009 incentive compensation plans and concluded that, based on the controls described above and elsewhere in this report, that such plans do not present risks that are reasonably likely to have a material adverse effect on the Company.

Committees of the Board of Directors

The Board of Directors of the Company has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

The current members of the Board and the Committees of the Board on which they serve are as follows:

Director	Audit Committee	Nominating Committee	Compensation Committee	Executive/Corporate Governance Committee
William W. Cox (1)		*	*	*
Michael J. Cushman				*
Royce L. Friesen	*	**	**	*
Dante W. Ghidinelli (2)	**			*
Kevin D. Hartwick (2)	*
Roger B. Kohlmeier	*
Martin A. Mariani		*	*
Dolores M. Vellutini (2)	*
J. M. (“Mike”) Wells, Jr. (2)(3)	*	*	*	**

* Member
** Chairman

(1)	Mr. Cox is the Chairman of the Director’s Loan Committee of North Valley Bank.
(2)	Mr. Ghidinelli, Mr. Hartwick, Ms. Vellutini, and Mr. Wells also serve on the Director’s Loan Committee of North Valley Bank.
(3)	Mr. Wells as Chairman of the Company serves on all Board Committees.

Audit Committee

The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dante W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the Sarbanes-Oxley Act of 2002, SEC rules and regulations and NASDAQ listing standards. The Audit Committee met five (5) times in 2009. For more information, see the “Report of the Audit Committee” on page 34.

Nominating Committee

In 2004, the Board of Directors adopted a Nominating Committee Charter and appointed the initial members of the Nominating Committee. All of the members are “independent” within the requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission and the corporate governance listing standards of the NASDAQ Stock Market. The Nominating Committee held one meeting in 2009. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience and expertise of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. The Nominating Committee considers candidates for director according to various criteria, including financial resources, the ability to devote time and effort as necessary to fulfill the responsibilities of a director and involvement in community activities. Diversity is another factor considered by the Nominating Committee. Among other matters, this may include an evaluation of (a) the competencies and skills that the candidate possesses and the candidate’s areas of qualification and expertise that would enhance the composition of the Board of Directors and (b) how the candidate would contribute to the Board’s overall balance of expertise, perspectives, backgrounds and experiences in substantive matters pertaining to the Company’s business. The Company has not adopted a formal diversity policy with regard to the selection of director-candidates. Shareholders who wish to nominate a candidate for election to the Company’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Company’s Bylaws, applicable laws and regulations.

Compensation Committee

In 2004, the Board of Directors formed a Compensation Committee comprised solely of independent directors. This Committee reviews and recommends to the Board of Directors salaries, performance-based incentives, both annual and long term, and other matters relating to Compensation of the Executive Officers.

The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held two (2) meetings in 2009. For more information, see the “Report of the Compensation Committee” on page 33.

Executive/Corporate Governance Committee

The Company has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee met one (1) time in 2009.

Meetings of the Board of Directors

During 2009, the Board of Directors held four (4) regularly scheduled meetings and six (6) special meetings. In 2009, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

The Company encourages the members of its Board of Directors to attend the Company’s annual meeting of shareholders each year. All of the Directors attended the Company’s annual meeting of shareholders held in 2009.

Shareholder Communications with Directors

A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send correspondence to:

Board of Directors (or Committee Name or Director’s Name)
c/o Corporate Secretary
North Valley Bancorp
P.O. Box 994630
Redding, California 96099-4630

The Corporate Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked “Personal and Confidential,” it will only be forwarded to the addressee. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and Executive Officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis, except that Director Martin A. Mariani failed to timely file a Form 4 reporting the purchase of Company stock, which was corrected by the filing of a Form 5 on February 13, 2009.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Board of Directors of North Valley Bancorp strives to ensure that its compensation plan is consistent with the strategic goals and objectives of the Company and maintains the standards of good corporate governance.

Philosophy

All of the Company’s compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing stockholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. North Valley Bancorp believes the performance of every employee is important to its success and recognizes the importance of executive compensation and incentive programs to achieve improved performance.

North Valley Bancorp believes that the compensation of its executives should reflect their success as a management team, rather than individuals, in attaining key operating objectives, such as growth of deposits, loans, maintaining credit quality, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for its stock. North Valley Bancorp believes that the performance of the executives in managing the Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. North Valley Bancorp also believes that their compensation should not be based on the short-term performance of the Company stock, whether favorable or unfavorable, but rather that the price of the Company stock will, in the long-term, reflect its operating performance, and ultimately, the management of the Company by its executives. North Valley Bancorp seeks to have the long-term performance of the Company stock reflected in executive compensation through stock option awards.

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2009, Michael J. Cushman participated in deliberations of the Company’s Board of Directors concerning executive officer compensation for all Executive Officers, excluding himself.

Overview of Compensation and Process

Elements of compensation for corporate executives include: salary, bonus, stock option awards, deferred compensation plans, salary continuation plan, health, disability and life insurance, and perquisites. Base salaries are proposed for Messrs. Cushman, Watson, Louis, Nash, Litzsinger and Graham at the regularly scheduled December meeting of the Compensation Committee. At this meeting, the Compensation Committee also reviews and recommends the management incentive plan for the new fiscal year (the “Executive Discretionary Incentive Plan”) and recommends stock option awards for the Company’s Executive Officers and certain other eligible employees.

At the beginning of each fiscal year, it has been the practice of the Compensation Committee to meet and review the history of all the elements of each Executive Officer’s total compensation over previous years and compare the compensation of the Executive Officers with that of the executive officers in an appropriate market place and industry comparison group. Typically, the Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to the Executive Officers who report to him. Such Executive Officers are not present at the time of these deliberations. The Chairman of the Board then makes compensation recommendations to the Compensation Committee with respect to the Chief Executive Officer, who is absent from that meeting. The Compensation Committee may accept or adjust such recommendations.

North Valley Bancorp chooses to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Compensation Committee, which uses the following factors to determine the amount of salary and other benefits to pay each Executive Officer:

●	Performance against corporate and individual objectives for the previous year;
●	Value of their unique skills and capabilities to support long-term performance of the Company;
●	Achievement of strategic objectives;
●	Earnings per share;
●	Deposits and/or loan growth; and
●	Any of the above measures compared to peer or other companies.

These elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our strategic plan, providing proper compliance and regulatory compliance, and helping to create a cohesive team. Actual performance measures for the Executive Officers will be chosen by the Compensation Committee. During 2009, an outside benefits attorney was engaged by the Company to review non-qualified deferred compensation plans and to recommend changes to those plans to make them conform with IRS regulations and regulatory requirements and, further, to advise with regard to best practices concerning the structure and implementation of those plans.

In 2008, because of the national economic downturn and, specifically, the impact such economic downturn was having on financial institutions across the country, the Company and its subsidiary bank experienced a reduction in its operating results, compared to previous years. The Compensation Committee, in consultation with Chief Executive Officer Michael J. Cushman, evaluated the performance of the Chief Executive Officer and the other members of the Executive team in light of the overall poor economic conditions and the resulting impact on earnings of the Company. Based on those factors, the Compensation Committee determined that salaries of the Chief Executive Officer and Executive Officers for 2009 should remain at 2008 levels. The Compensation Committee also determined that incentive and performance bonuses, merit increases and related Executive Compensation should be suspended and, further, did not recommend any stock option grants in January 2009, as would ordinarily have been considered. This decision to “freeze” Executive Compensation was not driven by poor performance of the Executive Officers, but rather based on the lack of earnings of the Company during a nationwide economic downturn of a scale that has not been experienced in the banking industry for several generations. In 2009, the Compensation Committee determined that salaries of the Chief Executive Officer and the other Executive officers for 2010 should continue to remain at 2008 levels along with the “freeze” in other Executive compensation. As disclosed in the filing of a Current Report on Form 8-K filed with the Commission on September 30, 2009, the Board of Directors determined that it would freeze the salary continuation benefits under the North Valley Bancorp Salary Continuation Plan. The Board of Directors ratified and approved the recommendations of the Compensation Committee at the January 2010 meeting of the Board.

EXECUTIVE COMPENSATION

Base Salary

It is the goal of the Company’s Compensation Committee to establish salary compensation for its Executive Officers based on the Company’s operating performance relative to comparable peer companies over a three-year to five-year period. North Valley Bancorp believes this gives it the opportunity to attract and retain talented managerial employees, both at the senior executive level and below. As indicated above, 2010 salaries for the Executive Officers remain unchanged from 2008 and 2009 salaries.

Bonus

The Executive Discretionary Incentive Plan is designed to reward the Company’s executives for the achievement of short-term financial goals, including increases in performance against peer banks, the achievement of short-term and long-term strategic goals, and overall financial performance of the Company. It is the Company’s general philosophy that management be rewarded for their performance as a team in the attainment of these goals, rather than individually. North Valley Bancorp believes that this is important to aligning our Executive Officers and promoting teamwork among them. Bonus percentages for Executive Officers were initially proposed by a compensation consultant based on an analysis of peer banks and industry sector considerations. Those basic percentages, which are discretionary with the Compensation Committee, have generally been followed in recent years. Those percentages are as follows: for Executive Officers other than the Chief Executive Officer, the range is 10% - 40% of base salary; and for the Chief Executive Officer, the range is 10% - 50% of base salary. Similarly, Executive Officers are eligible for discretionary incentive stock option awards based on the following percentages: for Executive Officers other than the Chief Executive Officer, the range is 0% - 5% of base salary as the number of options considered for award; and for the Chief Executive Officer, the range is 0% - 6% of base salary as the number of options considered for award.

Although each Executive Officer is eligible to receive an award at the discretion of the Compensation Committee, the granting of the award as to any individual, officer or as a group, is first at the discretion of the Chief Executive Officer and then, based on his recommendation, at the discretion of the Compensation Committee and the entire Board of Directors. The Compensation Committee may choose whether to award a bonus and decides on the actual level of the award in light of all relevant factors after completion of the applicable fiscal year. As indicated above, no bonuses or stock options have been awarded to the Executive Officers for the year 2009.

The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer (Principal Executive Officer) and the Executive Vice President and Chief Financial Officer (Principal Financial Officer) of the Company and all of the other Executive Officers for services in all capacities provided to the Company and North Valley Bank during the years shown:

SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	(1)($)	($)	($)	(2)($)	($)	(3)($)	(4)($)	($)

Michael J. Cushman	2009	$300,982	—	—	—	—	$210,176	$7,010	$518,168
President and Chief	2008	$300,982	—	—	$70,966	—	$276,256	$13,095	$661,299
Executive Officer	2007	$286,650	124,000	—	$74,161	—	$254,744	$13,508	$753,063

Kevin R. Watson	2009	$196,560	—	—	—	—	$88,983	$14,270	$299,813
Executive Vice President	2008	$196,560	—	—	$28,266	—	$100,125	$20,090	$345,041
and Chief Financial Officer	2007	$187,200	63,648	—	$24,010	—	$80,821	$16,140	$371,819

Scott R. Louis	2009	$161,700	—	—	—	—	$43,103	$9,832	$214,635
Executive Vice President	2008	$161,700	—	—	$17,396	—	$50,383	$14,863	$244,342
and Chief Operating Officer	2007	$154,000	52,360	—	$13,637	—	$27,094	$14,137	$261,228

Roger D. Nash	2009	$161,700	—	—	—	—	$55,487	$9,446	$226,633
Executive Vice President	2008	$161,700	—	—	$24,958	—	$62,280	$14,403	$263,341
and Chief Credit Officer	2007	$154,000	52,360	—	$21,159	—	$29,980	$11,100	$268,599

Gary S. Litzsinger	2009	$120,000	—	—	—	—	$19,344	$5,743	$145,087
Executive Vice President	2008	$120,000	—	—	$18,490	—	$21,218	$8,489	$168,197
and Chief Risk Officer	2007	$111,100	35,885	—	$17,415	—	$18,670	$6,480	$189,550

Leo J. Graham	2009	$179,000	—	—	—	—	$141,781	$8,094	$328,875
General Counsel and	2008	$179,000	—	—	$25,004	—	$172,642	$14,090	$390,736
Corporate Secretary	2007	$170,500	57,382	—	$25,525	—	$143,658	$13,522	$410,587

(1)	Base salary includes 401(k) Plan and Executive Deferred Compensation Plan (“EDCP”) contributions made by the named officers.
(2)
The amount reported in this column represents the grant date fair value of options granted during the years shown. The assumptions used to calculate fair value were done in accordance with ASC Topic 718 and are described in Footnote 1 to consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(3)
The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the individual’s salary continuation plan and the above-market or preferential earnings on any nonqualified deferred compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2008, the interest rate paid was 10.072% and the above-market rate was determined to be 5.20%. For 2009, the interest rate paid was 8.757%, and the above-market rate was determined to be 4.56%.

(4)	Included in this column are perquisites described below in the table under the heading “Perquisites.”

Perquisites

Executive Officers who participated in the North Valley Bancorp 401(k) Plan received matching funds, as did all employees of the Company who participated in the Plan. All of the Company’s employees and Executive Officers named in the Summary Compensation Table above are eligible to participate in the Company’s ESOP Plan. Executive Officers, in addition, are eligible to receive the same health and insurance benefits as made available to all other employees of the Company. In addition, the Executive Officers are eligible to participate in executive and key employee deferred compensation plans as discussed hereafter. Executive Officers also have certain perquisites as follows:

		Auto Allowance	Club Memberships & Dues	401K Matching Contribution	ESOP	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Michael J. Cushman	2009	$646	$3,720	—	$2,644	$7,010
President and Chief	2008	$646	$3,720	$5,199	$3,530	$13,095
Executive Officer	2007	$2,350	$3,600	$3,850	$3,708	$13,508

Kevin R. Watson	2009	$6,000	$3,660	$1,966	$2,644	$14,270
Executive Vice President	2008	$6,000	$3,660	$6,900	$3,530	$20,090
and Chief Financial Officer	2007	$6,000	$3,540	$6,600	—	$16,140

Scott R. Louis	2009	$1,850	$3,720	$1,618	$2,644	$9,832
Executive Vice President	2008	$1,850	$3,410	$6,406	$3,197	$14,863
and Chief Operating Officer	2007	$1,850	$3,590	$6,058	$2,639	$14,137

Roger D. Nash	2009	$1,450	$3,720	$1,632	$2,644	$9,446
Executive Vice President	2008	$1,450	$3,720	$6,046	$3,187	$14,403
and Chief Credit Officer	2007	$1,450	$3,595	$6,055	—	$11,100

Gary S. Litzsinger	2009	$1,450	$1,320	$1,200	$1,773	$5,743
Executive Vice President	2008	$1,450	—	$4,711	$2,328	$8,489
and Chief Risk Officer	2007	$1,450	—	$2,916	$2,114	$6,480

Leo J. Graham	2009	—	$3,660	$1,790	$2,644	$8,094
General Counsel and	2008	—	$3,660	$6,900	$3,530	$14,090
Corporate Secretary	2007	—	$3,540	$6,600	$3,382	$13,522

Stock Option Awards

North Valley Bancorp intends that its stock option award program be the primary vehicle for offering long-term incentives and rewarding its Executive Officers and key employees. The Company also regards its stock option award program as a key retention tool. This is a very important factor in its determination of the type of option award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of the Company’s Common Stock, North Valley Bancorp has always believed that granting stock options is the best method of motivating the Executive Officers to manage the Company in a manner that is consistent with the interests of the Company and its shareholders. No stock options were awarded to Executive Officers in 2009.

Timing of Grants

Stock options to the Company’s Executive Officers and other key employees are typically granted annually in conjunction with a review of the individual performance of its Executive Officers. This review takes place at the regularly scheduled meeting of the Compensation Committee, which is held in conjunction with the quarterly meeting of the Board in January following the fiscal year under consideration. Grants to newly hired employees are effective on the date of grant as consideration for the hiring of the new employee. The exercise price of all stock options is set at the closing price of the day of Common Stock as reported on the NASDAQ Global Select Market on the date of grant. As indicated in the following table, the Compensation Committee did not recommend and the Board of Directors did not grant any stock options to the Executive Officers for 2009.

2009 GRANTS OF PLAN-BASED AWARDS TABLE

								All Other	All Other
								Stock	Option
								Awards:	Awards:
								Number of	Number of	Exercise or		Grant Date Fair
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Base Price of		Value of Stock
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock or	Underlying	Option		and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards		Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($ / Sh)		($)

Michael J. Cushman	—	—	—	—	—	—	—	—	—	—	—	—
Kevin R. Watson	—	—	—	—	—	—	—	—	—	—	—	—
Scott R. Louis	—	—	—	—	—	—	—	—	—	—	—	—
Roger D. Nash	—	—	—	—	—	—	—	—	—	—	—	—
Gary S. Litzsinger	—	—	—	—	—	—	—	—	—	—	—	—
Leo J. Graham	—	—	—	—	—	—	—	—	—	—	—	—

Outstanding Equity Awards At Fiscal Year-End

The following table summarizes information about the options, warrants and rights and other equity compensation for each Executive Officer under the Company’s equity plans as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards							Stock Awards
					Equity Incentive				Market	Equity Incentive	Equity Incentive
					Plan Awards:			Number of	Value of	Plan Awards:	Plan Awards:
	Number of		Number of		Number of			Shares or	Shares or	Number of	Market or Payout
	Securities		Securities		Securities			Units of	Units of	Unearned Shares,	Value of Unearned
	Underlying		Underlying		Underlying	Option		Stock That	Stock That	Units or Other	Shares, Units or
	Unexercised		Unexercised		Unexercised	Exercise	Option	Have Not	Have Not	Rights that Have	Other Rights That
	Options (#)		Options (#)		Unearned Options	Price	Expiration	Vested	Vested	Not Vested	Have Not Vested
Name	Exercisable		Unexercisable		(#)	($)	Date	(#)	($)	(#)	($)

Michael J. Cushman	14,859	(1)	—		—	$8.87	4/26/2011	—	—	—	—
	10,638	(2)	—		—	$9.40	1/24/2012	—	—	—	—
	15,000	(3)	—		—	$10.24	7/25/2012	—	—	—	—
	18,900	(4)	—		—	$13.06	1/30/2013	—	—	—	—
	12,000	(5)	—		—	$15.72	1/20/2014	—	—	—	—
	14,963	(7)	—		—	$19.86	1/20/2015	—	—	—	—
	11,970	(10)	2,993		—	$17.95	2/3/2016	—	—	—	—
	8,977	(12)	5,986	(12)	—	$20.03	1/25/2017	—	—	—	—
	7,223	(13)	10,836	(13)	—	$13.01	1/24/2018	—	—	—	—
	11,766	(14)	47,067	(14)		$4.79	11/20/2018

Kevin R. Watson	8,000	(11)	2,000	(11)	—	$16.38	4/27/2016	—	—	—	—
	4,320	(12)	2,880	(12)	—	$20.03	1/25/2017	—	—	—	—
	3,744	(13)	5,616	(13)		$13.01	1/24/2018
	1,859	(14)	7,437	(14)		$4.79	11/20/2018

Scott R. Louis	2,500	(8)	—	(8)	—	$17.63	4/28/2015	—	—	—	—
	3,360	(12)	2,240	(12)		$20.03	1/25/2017
	3,080	(13)	4,620	(13)		$13.01	1/24/2018
	1,106	(14)	4,424	(14)		$4.79	11/20/2018

Roger D. Nash	10,000	(9)	—	(9)	—	$17.00	10/20/2015	—	—	—	—
	3,360	(12)	2,240	(12)	—	$20.03	1/25/2017	—	—	—	—
	3,080	(13)	4,620	(13)		$13.01	1/24/2018
	1,631	(14)	6,524	(14)		$4.79	11/20/2018

Gary S. Litzsinger	4,000	(6)	—	(6)	—	$16.18	8/5/2014	—	—	—	—
	2,000	(7)	—	(7)	—	$19.86	1/20/2015	—	—	—	—
	2,284	(10)	572	(10)	—	$17.95	2/3/2016	—	—	—	—
	2,515	(12)	1,677	(12)	—	$20.03	1/25/2017	—	—	—	—
	2,222	(13)	3,333	(13)		$13.01	1/24/2018
	1,302	(14)	5,209	(14)		$4.79	11/20/2018

Leo J. Graham	5,000	(5)	—	(5)	—	$15.72	1/20/2014	—	—	—	—
	3,000	(7)	—	(7)	—	$19.86	1/20/2015	—	—	—	—
	3,360	(10)	840	(10)	—	$17.95	2/3/2016	—	—	—	—
	3,934	(12)	2,624	(12)	—	$20.03	1/25/2017	—	—	—	—
	3,410	(13)	5,115	(13)		$13.01	1/24/2018
	1,909	(14)	7,640	(14)		$4.79	11/20/2018

(1)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 26, 2005.
(2)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 24, 2006.
(3)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at July 25, 2006.
(4)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 30, 2007.
(5)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 20, 2008.
(6)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at August 5, 2008.
(7)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 20, 2009.
(8)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 28, 2009.
(9)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at October 20, 2009.
(10)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at February 3, 2009 with the remaining vesting to occur on February 3, 2010.
(11)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at April 27, 2009 with the remaining vesting to occur on April 27, 2010.
(12)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at January 25, 2009 with the remaining vesting to occur on January 25, 2010 and 2011.
(13)	These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at January 24, 2009 with the remaining vesting to occur on January 24, 2010, 2011 and 2012.
(14)	These stock options vest 20% per year over the next five years; 20% were vested at November 20, 2009 with the remaining vesting to occur on November 20, 2010, 2011, 2012 and 2013.

Options Exercised and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal year 2009 for each of the Executive Officers.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized On Vesting
Name	(#)	($)	(#)	($)
Michael J. Cushman	—	—	—	—
Kevin R. Watson	—	—	—	—
Scott R. Louis	—	—	—	—
Roger D. Nash	—	—	—	—
Gary S. Litzsinger	—	—	—	—
Leo J. Graham	—	—	—	—

Employment Agreements

The Company entered into an Employment Agreement with Michael J. Cushman in 2001. The Company entered into an Employment Agreement with Leo J. Graham in 2004, revised in 2006. The Company entered into Employment Agreements with Gary S. Litzsinger, Scott R. Louis and Roger D. Nash during 2005. The Company entered into an Employment Agreement with Kevin R. Watson in 2006.

The Employment Agreement entered into in 2001 with Mr. Cushman had an initial term of three years with annual renewals. The Employment Agreements with Messrs. Watson, Louis, Nash, Litzsinger, and Graham have an initial term of one year and provide that they will be extended for additional one-year periods, or be at will, unless either the employee or the employer gives notice of non-renewal before the end of the term or extended term. All of the Employment Agreements have been extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman, whose

Employment Agreement has been extended annually since the end of its initial three year term upon the same terms and conditions. As a result of North Valley Bancorp and North Valley Bank entering into a formal agreement with the Federal Reserve Bank of San Francisco, as reported in the Company’s Current Report on Form 8-K filed with the Commission on January 8, 2010, Executive Officers’ compensation agreements, including the renewal thereof, is subject to review and an indication of non-objection from the Federal Reserve Bank of San Francisco and from the Federal Deposit Insurance Corporation. The compensation paid to each of Messrs. Cushman, Watson, Louis, Nash, Litzsinger, and Graham for years 2009, 2008 and 2007 under the terms of their respective Employment Agreements is set forth in the Summary Compensation Table on page 15 of this report.

Under the terms of their respective Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and are entitled to all other benefits made available to employees of the Company generally.

All Executive Officers are entitled to severance pay upon termination by the Company without cause in an amount ranging from six months to 24 months of current base salary, except Mr. Cushman who is also entitled to a pro rata share of his annual incentive compensation for the prior year.

POST-EMPLOYMENT COMPENSATION

Salary Continuation Agreements

The Company has entered into a Salary Continuation Agreement with each of the Executive Officers. The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of eight (8) to ten (10) years with credit for prior service or as determined by the Chief Executive Officer and the Board of Directors as follows:

(1)
Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to sixty percent (60%) of the executive’s compensation at the time of retirement (age 65) or a lesser amount as determined by the Chief Executive Officer and the Board of Directors.

(2)	Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit.
(3)
Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

(4)	Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.
(5)
Change of Control Benefit. The change of control benefit is an amount determined as follows: Executive Officer’s Fully Vested Present Value Benefit payable at age 65 for the current plan year plus two times the Executive Officer’s current Plan Year Compensation (except with respect to the Chief Executive Officer, which is 2.99 times plan year compensation). This benefit is payable only in the event of a change in control as defined in the Salary Continuation Agreement and is limited by the provisions of Internal Revenue Code section 280(g).

In consulting with its compensation consultant, Clark Consulting, the Company determined that it would be more cost effective for the Company to acquire prepaid policies of life insurance to fund these anticipated future obligations than to pay annual premiums. The Company, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies.

The Company and the Executive Officers who have Salary Continuation Agreements have entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company on their lives.

The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee’s life or for 20 years (whichever is greater):

ANNUAL RETIREMENT INCOME
Years of Credited Service

Final Average
Compensation	1	2	3	4	5
$100,000	$6,000	$12,000	$18,000	$24,000	$30,000
120,000	7,200	14,400	21,600	28,800	36,000
140,000	8,400	16,800	25,200	33,600	42,000
160,000	9,600	19,200	28,800	38,400	48,000
180,000	10,800	21,600	32,400	43,200	54,000
200,000	12,000	24,000	36,000	48,000	60,000
250,000	15,000	30,000	45,000	60,000	75,000
300,000	18,000	36,000	54,000	72,000	90,000

Final Average
Compensation	6	7	8	9	10
$100,000	$36,000	$42,000	$48,000	$54,000	$60,000
120,000	43,200	50,400	57,600	64,800	72,000
140,000	50,400	58,800	67,200	75,600	84,000
160,000	57,600	67,200	76,800	86,400	96,000
180,000	64,800	75,600	86,400	97,200	108,000
200,000	72,000	84,000	96,000	109,000	121,000
250,000	90,000	105,000	120,000	135,000	150,000
300,000	108,000	126,000	144,000	162,000	180,000

Mr. Cushman began accruing retirement benefits under his Salary Continuation Agreement effective January 1, 2001, and is fully vested. Messrs. Watson, Louis, Nash, Litzsinger, and Graham began accruing retirement benefits under their Salary Continuation Agreements according to their respective hire dates.

As of December 31, 2009, the Company’s aggregate accrued obligations under all Salary Continuation Agreements were $5,795,000 (includes obligations to retirees under old plans). As reported in the Company’s Current Report on Form 8-K filed with the Commission on September 30, 2009, the Board of Directors elected to “freeze” the North Valley Bancorp Salary Continuation Plan for Executive Officers.

The following table summarizes the retirement benefits payable to the Executive Officers as of December 31, 2009.

PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Michael J. Cushman	Salary Continuation Plan	12	$560,522	—
Kevin R. Watson	Salary Continuation Plan	3	$30,512	—
Scott R. Louis	Salary Continuation Plan	4	$110,588	—
Roger D. Nash	Salary Continuation Plan	4	$120,247	—
Gary S. Litzsinger	Salary Continuation Plan	5	$48,725	—
Leo J. Graham	Salary Continuation Plan	6	$259,408	—

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (“EDCP”), adopted by the Directors of the Company and North Valley Bank effective January 1, 2001 and restated effective January 1, 2007, is a nonqualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Company’s promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a nonqualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

As of December 31, 2009, the Company’s aggregate accrued obligations under all executive deferred compensation plans were $236,000.

The following table summarizes the nonqualified deferred compensation benefits payable to the Executive Officers as of December 31, 2009.

NONQUALIFIED DEFERRED COMPENSATION TABLE

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End
Name	($)	($)	(1)($)	($)	($)

Michael J. Cushman	—	—	$6,891	—	$82,469
Kevin R. Watson	—	—	—	—	—
Scott R. Louis	—	—	—	—	—
Roger D. Nash	—	—	—	—	—
Gary S. Litzsinger	$4,800	—	$1,804	—	$23,811
Leo J. Graham	—	—	$771	—	$9,227

(1) Earnings credited to the accounts are based upon the terms of the Deferred Compensation Plan. The rate credited for 2009 was 8.757%.

Change in Control Agreements

In the event of a sale, dissolution or liquidation of the Company or a merger or a consolidation in which the Company is not the surviving or resulting Company, a “change in control” occurs.

All of the Executive Officers are, upon a change in control of the Company, entitled under their Employment Agreements to receive the “change in control” benefits described in their Salary Continuation Agreements (see discussion of Salary Continuation Agreements above).

All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan, the 1999 Director Stock Option Plan, and the 2008 Stock Incentive Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Company stock option plan is set forth below.

The North Valley Bank Executive Deferred Compensation Agreements and North Valley Bank Executive Salary Continuation Agreements provide for the acceleration of the payment of benefits to Executive Officers thereunder upon a change in control of the Company. Summary information regarding such agreements is set forth below, as of December 31, 2009.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name		Amount Payable (1)

Michael J. Cushman	Payment of Three-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$1,587,468
Kevin R. Watson	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$511,712
Scott R. Louis	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$579,484
Roger D. Nash	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$598,800
Gary S. Litzsinger	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$361,374
Leo J. Graham	Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting of Salary Continuation Plan	$828,618

(1)
Each amount shown in this column is the maximum, as the individual Agreements limit the amount of payment to any Executive Officer as a result of a change in control, including the value of acceleration of any equity awards and salary continuation plans, to the maximum amount permissible to avoid an “excess parachute payment” under Section 280(g) of the Internal Revenue Code.

DIRECTOR COMPENSATION

Director Deferred Fee Plan

The Director Deferred Fee Plan (“DDFP”), adopted by the Directors of the Company and North Valley Bank effective January 1, 2001 and restated effective January 1, 2007, is a nonqualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Company’s promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a nonqualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

The Company and the Directors who have DDFP Agreements have also entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company and North Valley Bank on their lives.

The DDFP is embodied in a written agreement between the plan sponsor and the Director selected to participate in the plan. The Agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of Board membership prior to retirement. The Agreement provides for full vesting of deferred amounts since the Director is setting aside his or her current fees. If the individual leaves, the account balance would be paid according to the terms specified in the Agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual’s beneficiary or estate.

As of December 31, 2009, the Company’s aggregate accrued obligations under the Directors Deferred Fee Plan were $1,906,000.

Components of Director Compensation

North Valley Bancorp reviews the level of compensation of its non-employee Directors on an annual basis. To determine whether the current level of compensation for its non-employee Directors is appropriate, North Valley Bancorp has historically obtained data from a number of different sources including:

●	Publicly available data describing director compensation in peer companies;
●	Data provided by the California Banker’s Association with regard to director compensation;
●	Information obtained directly from other companies.

During 2009, each Director (other than the Chairman) of North Valley Bancorp was paid $3,000 per quarterly meeting of the Board of Directors and each Director (other than the Chairman) of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments for attendance at Loan Committee meetings of North Valley Bank during 2009 were $250 per meeting. The Chairman of the Board of Directors of the Company was paid $5,000 for each quarterly meeting of the Board of Directors and the Chairman of the Board of Directors of North Valley Bank was paid $850 for each Board of Directors meeting during 2009. The Chairman of the Loan Committee was paid $350 per meeting during 2009. The Chairman of the Audit Committee was paid a quarterly fee of $1,000 during 2009. The Chairman of the Compensation Committee was paid a quarterly fee of $850 during 2009.

Commencing in 1998, each non-employee Director of the Company has received an award of shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan and continued under the 2008 Stock Incentive Plan. Each award is fully vested when granted to a non-employee Director. Each Director of the Company received 900 shares of Common Stock as his or her annual retainer in 2008. Each of the non-employee Directors waived his or her annual retainer of 900 shares of Common Stock for 2009.

During 2009, cash compensation paid to non-employee Directors of the Company totaled $153,000 and payment of additional Director Compensation of $42,000 was deferred under the DDFP. Directors electing coverage under the group health insurance plan available to employees of the Company have been required to pay 100% of their health insurance premiums since January 1989.

The following table sets forth information with regard to compensation earned by non-employee Directors in 2009. Compensation earned by the only employee Director, Michael J. Cushman, is described in the “Executive Compensation” section above.

DIRECTOR COMPENSATION TABLE

					Change in
					Pension Value
					and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in			Incentive Plan	Compensation	All Other
	Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name (1)	(2)($)	($)	($)	($)	(3)($)	($)	($)

William W. Cox	$24,450	—	—	—	$957	—	$25,407
Royce L. Friesen	$22,150	—	—	—	$12,158	—	$34,308
Dante W. Ghidinelli	$26,500	—	—	—	$9,971	—	$36,471
Kevin D. Hartwick	$22,250	—	—	—	$1,199	—	$23,449
Roger B. Kohlmeier	$21,400	—	—	—	—	—	$21,400
Martin A. Mariani	$19,500	—	—	—	$645	—	$20,145
Dolores M. Vellutini	$22,750	—	—	—	$4,468	—	$27,218
J.M. Wells, Jr.	$35,450	—	—	—	$27,370	—	$62,820

(1)	Includes only Directors who served during 2009.
(2)	Includes cash payments made to Directors of North Valley Bancorp for meetings attended during 2009.
(3)
The amounts in this column represent the above-market or preferential earnings on any nonqualified compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2009, the interest rate paid was 8.757%, and the above-market rate was determined to be 4.56%.

The following table shows the aggregate number of stock awards and option awards outstanding for each non-employee Director as of December 31, 2009. No stock options were granted to non-employee Directors in 2009.

	Aggregate Stock	Aggregate	Grant Date Fair
	Awards	Option Awards	Value of Stock and
	Outstanding as	Outstanding as	Option Awards Made
	of 12/31/09	of 12/31/09	during 2009
Name	(#)	(#)	($)

William W. Cox	—	20,220	—
Royce L. Friesen	—	5,100	—
Dante W. Ghidinelli	—	19,800	—
Kevin D. Hartwick	—	64,800	—
Roger B. Kohlmeier	—	16,200	—
Martin A. Mariani	—	16,200	—
Dolores M. Vellutini	—	64,800	—
J.M. Wells, Jr.	—	16,300	—

North Valley Bancorp 1989 Director Stock Option Plan

Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the “1989 Director Plan”), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Company at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a non-statutory stock option to purchase 1,000 shares of the Company’s Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made under the 1989 Director Plan. As of June 1, 2010, there were no outstanding options to purchase shares of Common Stock pursuant to the 1989 Director Plan.

North Valley Bancorp 1998 Employee Stock Incentive Plan

The North Valley Bancorp 1998 Employee Stock Incentive Plan (the “Stock Incentive Plan”) was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Company at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be awarded as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines “key employee” as a common-law employee of the Company, its parent or any subsidiary of the Company, an “outside director,” or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the Stock Incentive Plan, an “outside director” is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

Pursuant to the Stock Incentive Plan, as of June 1, 2010, there were outstanding options to purchase 409,040 shares of Company Common Stock. As provided in the Stock Incentive Plan, the authorization to award incentive stock options terminated on February 19, 2008.

The Stock Incentive Plan is administered by a committee of the Board of Directors. As of June 1, 2010, the Committee members are Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

In the event that the Company is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving Company or its parent, for their continuation by the Company (if the Company is a surviving Company), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan

On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the “1999 Director Stock Option Plan”), pursuant to which all members of the Board of Directors are eligible for the award of non-statutory stock options to purchase shares of the Company’s Common Stock. Non-statutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the “1989 Director Plan”) and was approved by the shareholders at the 1999 Annual Meeting.

The 1999 Director Stock Option Plan is administered by the Board of Directors. All awards of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

All members of the Board of Directors of the Company and North Valley Bank, including employees of the Company who are directors, are eligible to participate in the 1999 Director Stock Option Plan. As of June 1, 2010, there were nine Directors eligible to participate in the 1999 Director Stock Option Plan.

Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Company’s Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to ten percent of the total shares of the Company’s Common Stock issued and outstanding from time to time. As of June 1, 2010, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 90,000 shares of Common Stock. On the same date, there were 7,495,817 shares of Common Stock issued and outstanding. Thus, as of June 1, 2010, no shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Company are changed into or exchanged for a different number of kind of shares of stock or other securities of the Company or other Company, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Company and any reorganization, merger or consolidation in which the Company is not the surviving or resulting Company. If the Company is not the surviving or resulting Company, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option’s vesting schedule.

Options granted under the 1999 Director Stock Option Plan may only be non-statutory stock options. Each option will be 20 percent exercisable or “vested” immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options is 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Company’s Common Stock is listed on The NASDAQ Stock Market, such fair market value shall be equal to the last transaction price reported for such date on The NASDAQ Global Select Market.

Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Company only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously awarded option, without the optionee’s consent.

No taxable income is recognized by an optionee upon the award of a non-statutory stock option under the 1999 Director Stock Option Plan. The exercise of a non-statutory stock option awarded under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Company will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Company of shares of Company Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Company.

North Valley Bancorp 2008 Stock Incentive Plan

The North Valley Bancorp 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”) was adopted by the Board of Directors in February 2008 and approved by the shareholders of the Company at the 2008 Annual Meeting. The 2008 Stock Incentive Plan provides for the grant to key employees of stock options, which may consist of incentive stock options or non-statutory stock options. The 2008 Stock Incentive Plan also provides for the grant to outside directors, and to consultants and advisers to the Company, of stock options, all of which must be non-statutory stock options. The shares of Common Stock authorized to be awarded as options under the 2008 Stock Incentive Plan consist of 400,000 shares and shall be increased by a number of shares of Common Stock equal to 2% of the total number of the shares of Common Stock of the Company outstanding at the end of the most recently concluded calendar year. The vesting period is generally four years; however the vesting period can be modified at the discretion of the Company’s Board of Directors, and for all options granted in the fourth quarter in 2008 the vesting period is five years. The 2008 Stock Incentive Plan defines “key employee” as a common-law employee of the Company, its parent or any subsidiary of the Company, an “outside director,” or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the 2008 Stock Incentive Plan, an “outside director” is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

Pursuant to the 2008 Stock Incentive Plan, as of June 1, 2010, there were outstanding options to purchase 269,925 shares of Company Common Stock.

Each award of 900 shares of Common Stock to a non-employee director as an annual retainer under the Plan is fully taxable at the time of the grant. The Company receives a compensation expense deduction in the same amount. If the non-employee director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

The 2008 Stock Incentive Plan is administered by a committee of the Board of Directors. As of June 1, 2010, the Committee members are Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

In the event that the Company is a party to a merger or other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving Company or its parent, for their continuation by the Company (if the Company is a surviving Company), for accelerated vesting and accelerated expiration, or for settlement in cash.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee consists of the following members of the Company’s Board of Directors: Royce L. Friesen (Chairman), William W. Cox and Martin A. Mariani. All members of the Committee are independent as defined under the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission and the corporate governance listing standards of the NASDAQ Stock Market.

The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long-term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer’s recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of Company paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Company’s performance against its preset goals, (2) examining the Company’s performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Company’s market area. In January 2010, the Committee recommended, and the Board approved, the following executive salaries effective February 1, 2010: Mr. Cushman’s annual salary of $300,982; Mr. Watson’s annual salary of $196,560; Mr. Louis’ annual salary of $161,700; Mr. Nash’s annual salary of $161,700; Mr. Litzsinger’s annual salary of $120,000, and Mr. Graham’s annual salary of $179,000. The base salary levels for all Executive Officers remain unchanged from 2008. The Compensation Committee determined in consultation with President and Chief Executive Officer, Michael J. Cushman, that all Executive Officer compensation continue at 2008 levels, and that no incentive bonuses or merit increases be paid for 2009. The Compensation Committee also suspended the award of incentive stock option grants that normally would be granted in January of 2010 for performance in 2009. The basis for the suspension of incentive bonus compensation and merit increase to base salary was because of the economic downturn nationwide and in California that has negatively affected the earnings of the Company. The Board of Directors approved the recommendations of the Compensation Committee.

The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the North Valley Bancorp 2010 Proxy Statement and the Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 2009.

Submitted by:

Royce L. Friesen, Chairman
William W. Cox
Martin A. Mariani

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE ABOVE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by North Valley Bank (see “Indebtedness of Management” below). There have been no transactions, or series of similar transactions, during 2009, or any currently proposed transaction, or series of similar transactions, to which the Company or North Valley Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Company or North Valley Bank, or any shareholder owning of record or beneficially 5% or more of North Valley Bancorp Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management

Through its banking subsidiary, North Valley Bank, the Company has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company’s Directors, Executive Officers, holders of five percent or more of the Company’s Common Stock and members of the immediate family of any of the foregoing persons, including transactions with companies or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated persons. Management believes that in 2009 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features. All loans and other extensions of credit made by North Valley Bank to the Directors and Executive Officers of the Company and North Valley Bank are made in compliance with the applicable restrictions of Section 22 of the Federal Reserve Act and Regulation O of the Board of Governors of the Federal Reserve System.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of the following members of the Company’s Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Committee operates under a written charter adopted by the Board of Directors, a copy is attached to this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and generally accepted accounting principles and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee’s primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company’s independent registered public accounting firm and internal audit department; (3) evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent registered public accounting firm, financial and senior management, counsel, the internal audit department and the Board of Directors.

The Audit Committee has been updated quarterly on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the Company’s internal control assessment process, management’s assessment with respect thereto and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.

It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements and internal control over financial reporting. Furthermore, the Committee’s discussions with management and the independent registered public accounting firm do not provide the Committee with any other independent basis to determine or assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm are in fact “independent.”

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2009 with management and Perry-Smith LLP, the Company’s independent registered public accountants. The Audit Committee has also discussed with Perry-Smith LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Perry-Smith LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Perry-Smith LLP with that firm.

The Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year 2010.

Submitted by:

Dante W. Ghidinelli (Chairman)
Royce L. Friesen
Kevin D. Hartwick
Roger B. Kohlmeier
Dolores M. Vellutini

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE ABOVE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

BACKGROUND TO PROPOSALS NO. 2 AND NO. 3

During 2008 and 2009, North Valley Bank experienced credit quality and loan loss challenges and operating losses resulting from disruptions in the credit and real estate markets and a weakened economy. As a result, the Board and management took action in an effort to maintain its capital at levels above those required for “well-capitalized” banks. Primarily as a result of the disappointing operating performance in 2008, the Board of Directors determined in January 2009 to suspend indefinitely the payment of quarterly cash dividends on the Company’s Common Stock. The Board of Directors also took action to “freeze” 2009 base salaries for all executive officers at the levels prevailing in 2008. No incentive bonuses or merit increases were paid to executive officers in respect of their performance in 2008 and no incentive stock options were granted to executive officers in 2009.

Also during 2009, the Board authorized management to proceed with certain expense reduction initiatives and a reduction in total risk weighted assets, residential land and construction loans and real estate secured commercial loans in particular. In August 2009, the Company announced that it would close its branch office in Fairfield, California, and its loan production office in Vacaville, California, before the end of the year. In September 2009, the Company announced the signing of agreements with seven senior officers to suspend accrual of benefits under their Salary Continuation Agreements and to “freeze” their vested accrued benefits at the amounts existing at September 30, 2009.

In February 2009, with the concurrence of the California Commissioner of Financial Institutions, the Board of Directors of North Valley Bank adopted a set of resolutions to address informally the deficiencies noted in the Department of Financial Institution’s recent Report of Examination. Pursuant to those resolutions, the Board of Directors agreed, among other matters, to (i) seek approval of the Commissioner before adding any new director or employing any new senior executive officer; (ii) develop and adopt a three-year strategic plan including financial projections; (iii) implement a plan for the reduction and collection of delinquent loans and classified assets and to adopt policies and procedures for improving credit administration; (iv) maintain an adequate allowance for loan and lease losses; (v) maintain a minimum Tier 1 leverage capital ratio and tangible shareholder’s equity to tangible assets ratio of not less than 8% and to develop and implement a capital contingency plan; (vi) implement an enhanced liquidity contingency plan and an enhanced interest rate risk management process; and (vii) submit periodic progress reports to the Department. The Board also agreed, in the absence of the Commissioner’s approval, to not declare or pay any cash dividends to the Company which would be used to pay cash dividends to the shareholders of the Company.

On September 21, 2009, the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions commenced a concurrent safety and soundness examination of North Valley Bank. Thereafter, in November 2009, primarily due to losses in 2009 and higher provisions for loan losses because of credit quality deterioration, the Company announced that the Bank expected to enter into a written agreement with the Federal Reserve Bank of San Francisco. Also in November 2009, the Company gave notice of an election to defer the payment of interest on the Company’s trust preferred securities (10.25% Junior Subordinated Deferrable Interest Debentures Due 2031 issued to North Valley Capital Trust I in 2001; Floating Rate Junior Subordinated Debt Securities Due 2033 issued to North Valley Capital Trust II in 2003; Floating Rate Junior Subordinated Debt Securities Due 2034 issued to North Valley Capital Trust III in 2004; and Junior Subordinated Debt Securities Due 2036 issued to North Valley Capital Statutory Trust IV in 2005).

In November 2009, the Company engaged Sandler O’Neill + Partners, L.P. (“Sandler O’Neill) to act as its financial adviser. Thereafter, with Sandler O’Neill’s assistance, the Board and management discussed alternative strategies for enhancing the Company’s capital, including public and private stock offerings and opportunities for a potential business combination. The Board instructed management and Sandler O’Neill to review these potential strategies and met regularly with management and Sandler O’Neill to review developments and to discuss these various strategies. Also during this time, the Company sought advice from its outside corporate counsel.

        On January 6, 2010, the Company and North Valley Bank entered into a Written Agreement with the Federal Reserve Bank of San Francisco. Among other matters, the Written Agreement provides that the Company and the Bank shall submit to the Federal Reserve Bank of San Francisco their plans to (i) enhance lending and credit administration functions; (ii) maintain policies and procedures for the maintenance of an adequate allocation for loan and lease losses; (iii) strengthen the management of commercial real estate concentrations; and (iv) update its capital plan in order to maintain capital ratios at or above the required minimums. Also, without the prior approval of the Federal Reserve Bank of San Francisco and the Director of the Banking Supervision and Regulation of the Board of Governors of the Federal Reserve System, the Written Agreement prohibits the (i) payment of dividends and any payments on trust preferred securities; and (ii) any reduction in capital or the purchase or redemption of stock. Progress reports detailing the form and manner of all actions taken to secure compliance with the Written Agreement must be submitted to the Federal Reserve Bank of San Francisco at least quarterly. This description of the Written Agreement is a summary and does not purport to be a complete description of all of the terms of the Written Agreement and is qualified in its entirety by reference to the copy of the Written Agreement filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 8, 2010.

        After entering into the Written Agreement with the Federal Reserve Bank of San Francisco and further discussion with Sandler O’Neill about the alternatives for increasing its capital, the Board of Directors determined that a public offering was not likely to be successful and therefore it should instead focus on a potential private offering of newly issued convertible preferred stock primarily to institutional “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended). This decision was based on the Board’s judgment of the (i) size and terms for a potential capital raise; (ii) conditions prevailing in the public trading markets generally and with regard to bank holding companies in particular; (iii) Company’s market capitalization; (iv) number of shares of Company Common Stock authorized and available for issuance in a capital raise; and (v) challenges the Company would face in pursuing a public offering while subject to a bank regulatory agreement.

        On February 2, 2010, Sandler O’Neill and FIG Partners LLC (“FIG”) were engaged as placement agents for the Company and directed to contact potential investors on the Company’s behalf to assess their level of interest in a private placement of equity securities. During February 2010, representatives of Sandler O’Neill and FIG spoke with representatives of potential institutional investors on this subject.

        In March 2010, representatives of Sandler O’Neill and FIG began discussions separately with certain of the potential institutional investors (all of whom had entered into a confidentiality agreement with the Company) regarding the terms of a private placement. Each of these potential institutional investors conducted due diligence on the Company.

Michael J. Cushman, President and Chief Executive Officer, and Kevin R. Watson, Executive Vice President and Chief Financial Officer, met with certain of these potential institutional investors regarding a private placement transaction and reported back to the Board on the outcome of these meetings. The potential institutional investors understood that the structure of the transaction would involve a preferred stock convertible into common equity, reflecting the capital ratios mandated by regulatory considerations. During March 2010, discussions continued with potential institutional investors in order to refine the terms and conditions of a mutually acceptable transaction and to address the transaction documents. The various potential institutional investors, the Company, Sandler O’Neill and FIG all understood that the size of the private placement under consideration and the number of shares of Common Stock into which the shares of preferred stock would be converted meant that approval of the Company’s shareholders would be required. In addition, the Company recognized that to motivate each of the potential investors to fully fund its investment prior to the receipt of shareholder approval, it would be appropriate to structure the transaction in a manner that would increase the likelihood of obtaining such approval. Throughout this period, the Company’s executive management team, Sandler O’Neill, FIG and the Company’s General Counsel updated the Board regarding the status of discussions and the potential terms of the private placement. Discussions between the Company and potential investors continued until the terms and conditions of the private placement were finalized. During this time, the Directors, executive officers and certain other accredited investors were expressing their interest as potential investors in the transaction.

Management of the Company continued in regular contact with representatives of the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions, the Bank’s primary regulators. On March 8, 2010, the Federal Reserve Bank of San Francisco commenced a targeted examination of North Valley Bank. In discussions about the proposed private placement, representatives of the Federal Reserve Bank of San Francisco expressed interest in reviewing a list of the investors proposing to purchase shares of the Company’s preferred stock equivalent to more than 5% of the outstanding shares of the Common Stock, relative to compliance with the Change in Bank Control Act, the Bank Holding Company Act and Regulation Y. The Company provided such information to the Board of Governors of the Federal Reserve System along with confirmation that no proposed investor was expected to purchase a number of shares of the Series A Preferred Stock that would result in such purchaser becoming, directly or indirectly, the beneficial owner of more than 9.9% of the number of shares of Common Stock issued and outstanding. Following its review of the investor list, the Board of Governors of the Federal Reserve System requested written commitments from five of the proposed institutional investors, containing assurances regarding the level of ownership proposed to be acquired by each such institutional investor. Those commitments were delivered to the Board of Governors of the Federal Reserve System. On April 14, 2010, the Board of Governors of the Federal Reserve System advised that the Board of Governors had “no objection” to the investors proposing to purchase shares of the Company’s preferred stock.

On April 15, 2010, after considering (i) the information reported by Sandler O’Neill and FIG and (ii) an opinion from Danielson Associates (see discussion of fairness opinion below) that the terms of the proposed private placement would be fair to existing shareholders from a financial point of view, the Company’s Board of Directors authorized and approved the terms of the transaction. On April 16, 2010, a Certificate of Determination for the designation of Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A, was filed with the California Secretary of State. On April 20, 2010, the Company entered into Securities Purchase Agreements and Registration Rights Agreements with each of the institutional and other accredited investors. On April 22, 2010, the private placement transaction closed, with institutional investors purchasing approximately $38 million and individual accredited investors purchasing approximately $2 million of the Series A Preferred Stock. In exchange for gross aggregate proceeds of $40 million, the Company issued a total of 40,000 shares of Series A Preferred Stock, convertible into an aggregate of approximately 26.6 million shares of Common Stock (based on a stated conversion price of $1.50).

All shares of Series A Preferred Stock are mandatorily convertible into shares of Common Stock upon receipt of the necessary shareholder approvals. If we obtain the necessary shareholder approvals within six months of the issuance of the Series A Preferred Stock, no dividends will be payable on the Series A Preferred Stock. If we do not receive the necessary shareholder approvals, cumulative dividends will be owed at a rate of: (i) 12% for the first six months from issuance, (ii) 15% for the second six months, and (iii) 20% thereafter.

In order for the Company to avoid the cost of dividends on the Series A Preferred Stock and to assure favorable regulatory capital treatment for the net proceeds received in the private placement, the Company’s shareholders must approve Proposal No. 2 and Proposal No. 3.

Our Board of Directors unanimously recommends that the shareholders vote “FOR” Proposal No. 2 and Proposal No. 3 at the Annual Meeting.

FAIRNESS OPINION OF DANIELSON ASSOCIATES

On April 9, 2010, the Company retained Danielson Associates, LLC of Bethesda, Maryland (“Danielson”) to provide the Board of Directors with an opinion as to the fairness to the shareholders of the Company of the issuance of $40 million of the Series A Preferred Stock and conversion of the Series A Preferred Stock into shares of the Company’s Common Stock. The issuance and conversion of Series A Preferred Stock is collectively referred to herein as the “Transaction.” Danielson is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions, bank stock valuations and other transactions as a customary part of its business.

At the April 15, 2010 meeting at which the Board of Directors considered and approved the Transaction, Danielson delivered to the Board its oral opinion, and subsequently confirmed in writing, that, as of such date, the Transaction was fair to the Company and its shareholders from a financial point of view. Danielson has confirmed its April 15, 2010 opinion by delivering to the Board a written opinion dated April 15, 2010, a copy of which is attached to this Proxy Statement as Appendix C.

Danielson’s opinion was partially based on information supplied to Danielson by the Company, as well as some publicly available information. All of the information was believed to be reliable, however the completeness and accuracy of the information is not guaranteed and Danielson did not independently verify the information. Danielson’s opinion was based on conditions as they existed, and the information received, as of April 15, 2010, the date of Danielson’s opinion. Danielson does not have any obligation to update, revise or reaffirm the opinion.

The Company did not engage Danielson to act as its financial advisor in this Transaction. Danielson’s involvement was limited to opining on the fairness of the Transaction to the Company and its shareholders from a financial point of view. Danielson received a fee for providing a fairness opinion. Prior to the engagement of Danielson to provide a fairness opinion to the Company, Danielson had not performed any other services for the Company or North Valley Bank (the “Bank”) and there were no material relationships between Danielson and the Company or the Bank or the Directors and executive officers of the Company or the Bank. At the time of issuance and as of the date of this Proxy Statement, additional services are not contemplated between Danielson and the Company or the Bank.

Danielson’s opinion was delivered to the Company’s Board of Directors and is directed only to the fairness of the Transaction to the Company and its shareholders from a financial point of view. It does not address the underlying business decision of the Company to engage in the Transaction. Furthermore, this is not a recommendation as to how Company shareholders should vote at the Annual Meeting with respect to the Transaction, or any other matter.

The following is a summary of Danielson’s opinion and is qualified, in its entirety, by reference to the full text of the opinion.

In rendering the opinion as of April 15, 2010, Danielson:

•	Reviewed and analyzed drafts, in substantially final form, of the Certificate of Determination, the Securities Purchase Agreement and the Registration Rights Agreement.

•
Reviewed the audited consolidated financial statements of the Company, as of December 31, 2009, 2008 and 2007 and the related audited consolidated statements of operations, statements of stockholders equity and statements of cash flows for the fiscal years ending December 31, 2009, 2008 and 2007 contained in the Company’s Annual Report on Form 10-K.

•	Reviewed the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ending March 31, 2009, June 30, 2009 and September 30, 2009.

•	Reviewed the Written Agreement between the Company and the Federal Reserve Bank of San Francisco executed on January 6, 2010.

•	Reviewed and analyzed other publicly available information regarding the Company.

•	Reviewed certain non-public information including business plans, financial projections and third party loan reviews regarding the Company.

•	Reviewed the reported stock prices and trading activity of the Company’s Common Stock.

•
Reviewed and analyzed certain publicly available information regarding the terms and conditions of the transaction, which includes the issuance of the Series A Preferred Stock and its conversion into the Company’s Common Stock.

•	Discussed past and current operations, financial condition and future prospects of the Company with senior executives and the Company’s outside legal counsel.

•	Reviewed and analyzed certain publicly available financial, transaction and stock market data of banking companies selected as relevant to their analysis.

•	Conducted other analyses and reviewed other information considered necessary or appropriate.

•
Incorporated Danielson’s assessment of the overall economic environment and market conditions, as well as Danielson’s experience in mergers and acquisitions, bank stock valuations and other transactions.

Additionally, in rendering its opinion, Danielson also relied upon and assumed, without independent verification, the accuracy, reasonableness and completeness of the information, projections and forecasts provided by the Company (“Materials Received”). In particular, Danielson relied upon the results of loan reviews of the Company’s loan portfolio and discussions of the reviews and their results and projections with executive management of the Company. Also taken into consideration was the assumption that the Series A Preferred Stock will be converted into the Company’s Common Stock within the timeframe envisioned and the Transaction will not result in a change of control. Danielson does not assume any responsibility for the accuracy, reasonableness and completeness of the Materials Received.

General Description of the Preferred Stock

The Series A Preferred Stock will have the following primary characteristics: (a) a price of $1,000 per share, (b) until conversion, dividends accrue at an annual rate of 12% that under certain conditions related to the timing of shareholder approval may increase to 15%, then 20%, (c) dividends are cumulative and payable on a semi-annual basis, (d) convertible into Common Stock at a price of $1.50 per share on the Mandatory Conversion Date, which is the third business day after shareholder approval and (e) if shareholder approval is not obtained within a certain timeframe, the conversion price will be reduced by 10%. The terms and conditions are more fully described in the Certificate of Determination, Securities Purchase Agreement, and Registration Rights Agreement.

Financial Overview and Peer Comparisons

Danielson noted that the Company’s net losses in 2009 and in 2008 materially impaired its capital and limited its ability to grow. While assets have not declined materially over the past two years, the Company has been decreasing its higher earning risk-based assets to maintain its regulatory capital ratios above mandated regulatory minimums. Some of the reduction has been in construction lending, but, overall, the Company is still much more reliant on commercial real estate loans, and real estate loans in general, than its peers.

Financial Highlights of the Company – 2009 to 2007 (Dollars in Millions)

				Tang. Eq./	Net	Constr.
		Gross	Tang.	Tang.	Income	Loans/
	Assets	Loans	Equity	Assets	(Loss)	Loans

2009	$884	$602	$51.6	5.84%	$(25.9)	15%
2008	880	693	61.2	7.09	(1.8)	20
2007	949	746	65.0	6.97	6.5	30

Danielson compared the Company’s capital position with selected West Coast bank holding companies and banks described below (“West Coast Peers”) and determined that the Company’s capital position was much weaker than the West Coast Peers. The Company has much lower tangible equity as a percent of tangible assets and a much higher level of nonperforming assets (“NPAs”). As of December 31, 2009, the Company had tangible equity to tangible assets of 5.84% and NPAs to assets of 6.87%, compared to 9.10% and 4.20%, respectively, for the West Coast Peers.

Comparison of the Company to the West Coast Peers* (Dollars in Millions)

			Real Estate
		Tang Eq./	Backed
		Tang.	Loans/	NPAs**/
	Assets	Assets	Loans	Assets

Company	$884	5.84%	85%	6.87%
West Coast Peers**	901	9.10	72	4.20

*Median of 35 California banks (5) and bank holding companies (30) with assets between $500 and $1.5 billion and tangible equity to assets of more than 3% as of December 31, 2009, or the three months ending December 31, 2009, in this and subsequent tables.
**Includes loans 90 days past due and still accruing and restructured loans.

Danielson noted that the dollar amounts of NPAs, contributions to loan loss reserves and charge-offs from the loan loss reserves were high in relation to the amount of tangible capital and reserves. As of December 31, 2009, the Company had tangible capital of $51.6 million, reserves of $18.5 million and NPAs of $60.8 million. In 2009, the Company added $26.5 million to the loan loss reserve and had net charge-offs of $19.3 million.

Danielson also noted that the regulatory capital ratios of the Bank were similar to those of the West Coast Peers, but this similarity was due to the Company reducing risk weighted assets, such as loans, and the Company borrowing $31 million through the issuance of several trust preferred securities to downstream to the Bank as Tier 1 capital. As of December 31, 2009, the Bank had risk-based capital of 12.86%, Tier 1 risk-based capital of 11.60% and a leverage ratio of 9.19%. Comparatively, the West Coast Peers had ratios of 13.10%, 11.84% and 9.16%, respectively.

Danielson compared the level of the Company’s NPAs to a group of 111 California banks and bank holding companies with assets over $300 million. As of December 31, 2009, the Company’s NPAs to assets were 6.87%, the 18th highest among the 111 banks and bank holding companies in this group.

In an additional analysis, Danielson utilized a widely used ratio, the Texas Ratio, in measuring the Company’s level of asset quality issues and likelihood of failure in comparison to other banks. Danielson noted the Texas Ratio is derived by taking a bank’s nonperforming loans, plus real estate owned divided by its tangible capital and reserves. The closer a bank’s ratio is to 100%, the more likely it is that the bank will fail. As of December 31, 2009, the Company had a Texas Ratio of 86.6% compared with a West Coast Peers ratio of 40.3%, a ratio for California banks with assets over $300 million of 33.6% and a ratio for all banking institutions nationwide of 16.2%.

Danielson also noted the Company underwent an in-depth external loan review in early 2010. The loan review identified a sample pool of loans and from that sample pool, projected the future cumulative losses expected for the remainder of the loan portfolio over the next two and a half years. The loan review suggests that in a continued economic downturn, the potential losses in the loan portfolio would be enough to overwhelm existing capital.

Analysis of the Amount of Capital Necessary

Danielson noted that the amount of capital necessary to bring the Company’s tangible capital to tangible assets ratio back up to the level of the West Coast Peers is significant. As of December 31, 2010, the Company’s tangible equity as a percent of tangible assets was 5.84%, 326 basis points below the 9.10% median of the West Coast Peers. Assuming there is no material change in capital or assets, the amount of capital needed to reach the median of the West Coast Peers is slightly more than $30 million. The addition of $30 million in capital raises tangible equity as a percent of tangible assets to 8.92%, which is 18 basis points less than the median of the West Coast Peers at 9.10%.

A more likely scenario given past losses, the high level of NPAs and the findings of the loan review would be one where the Company has additional losses related to the continued deterioration of loan quality and/or losses from selling impaired assets to move them off the balance sheet. To illustrate the amount of capital that may be necessary, if the Company were to post a net loss of $10 million (1), the Company would then need to raise $40 million in new capital to increase its tangible equity to assets to 8.92%. In 2009, the Company had a pre-tax loss, excluding the write-down of goodwill, of $20 million.

Danielson noted that while future net losses may be less than $10 million, a capital raise of about $40 million is warranted not only to get the Company back to an equity level near that of its West Coast Peers, but it is also necessary to attract bank investors. Danielson’s experience is that bank investors typically require a reasonable degree of certainty that the amount of capital raised is enough to solve asset quality related stress, reduce the risk of failure or another highly dilutive capital raise and allows for organic growth of earnings and assets, as well as the ability to take advantage of acquisition opportunities. For all of these reasons, Danielson concluded that a capital raise of $40 million is appropriate for the Company.

Analysis of the Value of the Company’s Common Stock

Danielson noted that the Company’s Common Stock trades on NASDAQ at a deep discount to tangible book value. The average weighted stock price for the 26 weeks ending April 14, 2010, was $2.03 per share. Based on a tangible book value of $6.89 per share as of December 31, 2009, the Common Stock was trading at 29% of tangible book value.

Danielson continued that the current trading price of the Company’s Common Stock was similar to other institutions with significant asset quality issues. It is likely that investors in these stocks have also factored in the potential for continued losses related to the loan portfolio, for a large capital raise at a discount to tangible book and/or for the potential failure of the institution.

(1) Net loss of $10 million is for illustration purposes only and does not represent projections of Danielson or the Company.

As of December 31, 2009, Danielson determined that there were 14 commercial banks and bank holding companies nationwide with assets between $500 million and $2 billion, NPAs to assets over 5%, tangible equity to tangible assets between 4% and 8% and that traded at least an average of 1,000 shares daily (“Comparable Banks”).

Comparable Banks* as of December 31, 2009 (Dollars in Millions)

Full Name	City, State	Assets	Ticker

Bank of Granite Corporation	Granite Falls, NC	$1,060	GRAN
Cadence Financial Corporation	Starkville, MS	1,844	CADE
Camco Financial Corporation	Cambridge, OH	843	CAFI
Cascade Financial Corporation	Everett, WA	1,705	CASB
Centrue Financial Corporation	Saint Louis, MO	1,313	TRUE
Commonwealth Bankshares, Inc.	Norfolk, VA	1,277	CWBS
DCB Financial Corp	Lewis Center, OH	675	DCBF
Dearborn Bancorp, Inc.	Dearborn, MI	986	DEAR
Fidelity Southern Corporation	Atlanta, GA	1,852	LION
Great Florida Bank	Miami Lakes, FL	1,772	GFLB
Guaranty Federal Bancshares, Inc.	Springfield, MO	738	GFED
Northern States Financial Corporation	Waukegan, IL	622	NSFC
Plumas Bancorp	Quincy, CA	528	PLBC
Princeton National Bancorp, Inc.	Princeton, IL	1,261	PNBC
Median (14 banks)		$1,261

North Valley Bancorp	Redding, CA	$884	NOVB

* Commercial banks and bank holding companies with assets between $500 million and $2 billion, NPAs to assets over 5%, tangible equity-to-tangible assets between 4% and 8% and that trade at least an average of 1,000 shares daily. Excludes banks that pay a cash dividend and completed or announced a non-TARP capital raise since December 31, 2009.

In Danielson’s comparison, the 14 Comparable Banks had median assets, tangible equity to tangible assets, NPAs to assets, and returns on average assets and equity that were comparable to those of the Company. The Comparable Banks were slightly larger with median assets of $1.3 billion versus $884 million for the Company. The Comparable Banks were slightly better capitalized with median tangible equity to tangible assets of 6.42% versus 5.84% for the Company. The Comparable Banks had marginally poorer asset quality with median NPAs to assets of 7.45% compared to 6.87% for the Company. The Comparable Banks had similarly large losses in 2009, with median returns on average assets and equity of (1.87%) and (21.58%), respectively, compared to (2.85%) and (34.92%) for the Company.

Danielson noted that in terms of various pricing multiples, the 14 banks traded within a wide range, but a substantial number of them had multiples similar to the Company. The median price to book of the Comparable Banks was 36% and six of the 14 banks traded in a tight range from 24% to 32% of book. The Company’s multiple was 29% of book. The median price to tangible book of the Comparable Banks was 37%, and six of the 14 banks traded in a tight range from 26% to 33% of tangible book. The Company’s multiple was 29% of tangible book. The median price to assets of the Comparable Banks was 2.0% and 10 of the 14 banks traded in a relatively tight range from 1.2% to 2.3% of assets. The Company’s multiple was 1.7% assets.

Danielson concluded that based on the preceding analysis, the Company’s Common Stock was trading within a wide but reasonable range based on the pricing multiples of the 14 Comparable Banks. Danielson also concluded that the conversion price of $1.50 per share, which was lower than the 26 week weighted average of $2.03 per share, was a reasonable discount to market price as such a discount is often required to attract a substantial amount of new capital. Given that over the past 26 weeks ended April 14, 2010, trades in the Company’s Common Stock totaled just $3.08 million, the amount of capital raised in this Transaction, $40 million, was substantial.

Danielson also noted that under normal circumstances, a discounted dividends analysis would provide guidance as to the pricing of a bank’s stock. In this case, though, because of the large recent losses, potential for future losses, or even a failure of the institution, the impairment of capital, the need to raise a significant amount of capital, the restrictions on paying dividends or distributions and other issues, a discounted dividends valuation would not produce a meaningful result and was not utilized as part of the opinion.

Transaction Comparables

Danielson compared the Transaction to other similar recent transactions to recapitalize banks and bank holding companies through the issuance of common stock or mandatory convertible preferred stock. As of April 15, 2010, there were relatively few recent comparables, as continuing adverse economic conditions have made it difficult for banks to raise capital. While no bank or recapitalization was identical to the Company or the Transaction, the few that existed provided a basic understanding from which to analyze the Transaction.

Danielson divided the comparables into two groups. The first group, the “Comparable Common Stock Recapitalizations,” consisted of twelve banks that used common stock to raise a significant amount of new capital at a price that gave more than 50% ownership to the newly issued shares. The second group, the “Comparable Mandatory Convertible Preferred Recapitalizations,” consisted of six banks that used mandatorily convertible preferred stock to raise a significant amount of new capital that also gave a high level of ownership to the newly- issued shares, post-conversion.

Comparable Recapitalizations – Description (Dollars in Millions)

				Date
				Capital
		12/31/09		Raise
Full Name	City, State	Assets	Ticker	Announced

Comparable Common Stock Recapitalizations

Community Bank of Manatee	Bradenton, FL	$258	n/a	6/09
Cortez Community Bank	Brooksville, FL	84	COTZ	2/10
Ohio Legacy Corp.	Wooster, OH	186	OLCB	11/09
Ohio State Bancshares, Inc.	Marion, OH	161	OSBI	10/09
Patriot National Bancorp, Inc.	Stamford, CT	937	PNBK	12/09
PCNB Bancshares, Inc.	Bremen, GA	72	n/a	12/09
Sandhills Holding Company, Inc.	Myrtle Beach, SC	67	n/a	8/09
Tri-Valley Bank	San Ramon, CA	90	TRVB	3/10
Union Credit Bank	Miami, FL	154	n/a	11/09
VantageSouth Bank	Burlington, NC	96	n/a	6/09
Ventura County Business Bank	Oxnard, CA	103	VCBB	10/09
West Town Savings Bank	Cicero, IL	59	n/a	8/09
Median (12 banks)		$100

Comparable Mandatory Convertible Preferred Recapitalizations

Most Comparable

Heritage Oaks Bancorp	Paso Robles, CA	$945	HEOP	3/10
West Coast Bancorp	Lake Oswego, OR	2,653	WCBO	10/09
Median		$1,799

Other Comparables

Center Financial Corporation	Los Angeles, CA	$2,202	CLFC	12/09
East West Bancorp, Inc.	Pasadena, CA	12,486	EWBC	11/09
First Busey Corporation	Champaign, IL	4,277	BUSE	9/09
Seacoast Financial Corp.	Stuart, FL	2,151	SBCF	4/10
Median		$3,240

North Valley Bancorp	Redding, CA	$884	NOVB	4/10

Danielson noted the 12 banks in the Comparable Common Stock Recapitalizations had, with one exception, significantly less assets and capital than the Company, but were similar in terms of tangible equity to tangible assets, NPAs to assets and returns on average assets and equity. The Comparable Common Stock Recapitalizations had a median tangible equity to tangible assets of 6.62%, slightly more than the 5.84% for the Company. The Comparable Common Stock Recapitalizations had median NPAs to assets of 9.94%, which was much higher than the 6.87% for the Company, but both indicate a high level of stress from asset quality issues. The Comparable Common Stock Recapitalizations had returns on average assets and equity of (3.51%) and (47.60%), respectively, that was higher than the Company’s (2.85%) and (34.92%), respectively, but, again, both reflect an unsustainable level of losses.

Comparable Recapitalizations – Key Comparisons (Dollars in Millions)

		Median*
			Comparable Mandatory Convertible
		Comparable	Preferred Recapitalizations
	The	Common Stock	Most	Other
	Company**	Recapitalizations	Comparable	Comparable

Number in group	1	12	2	4

Assets	$884	$100	$1,799	$3,240
Tangible equity	$51.6	$7.8	$115.6	$235.3
Tang. equity/tang. assets	5.84%	6.62%	6.80%	7.90%
Return on avg. assets	(2.85)%	(3.51)%	(1.40)%	(1.48)%
Return on avg. equity	(34.92)%	(47.60)%	(17.86)%	(12.49)%
NPAs***/assets	6.87%	9.94%	6.73%	3.67%
Amount of capital raised	$40.0	$11.2	$107.5	$97.8
Capital raised/post-transaction capital	43.7%	63.3%	47.6%	28.6%

*Financial data is as of the quarter-end prior to the capital infusion.
**December 31, 2009, or the twelve months ended December 31, 2009.
***Includes loans 90 days past due and still accruing and restructured loans.

Additionally, Danielson noted that the Comparable Common Stock Recapitalizations had raised a significant amount of capital in relation to their original capital base. The median capital raised as a percent of post-transaction capital was 63.3% for the Comparable Common Stock Recapitalizations, compared to 43.7% for the Company.

In analyzing the other comparable group, Danielson further noted that the six banks in the Comparable Convertible Preferred Recapitalizations were all larger and raised more capital than the Company, but they differed significantly in certain areas and were divided into two groups – Most Comparable and Other Comparable. The Most Comparable group consisted of two banks, Heritage Oaks Bancorp (“Heritage Oaks”) in California and West Coast Bancorp (“West Coast”) in Oregon. The Other Comparables consisted of four banks; two of which were located in California.

Danielson determined that the four Other Comparables were less comparable because of a combination of their larger size, higher tangible equity to tangible assets, generally better asset quality and most importantly, a much lower percentage of capital raised to post-transaction capital. Additionally, three of the Other Comparables had other differences in their transactions.

In analyzing the two Most Comparable banks, Danielson determined that these two banks were generally more similar in terms of asset size, tangible equity to tangible assets, asset quality and, most importantly, percentage of capital raised to post-transaction capital. Heritage Oaks had assets of $945 million, tangible equity to tangible assets of 7.52%, NPAs to assets of 5.18% and capital raised as a percent of post-transaction capital was 46.1%. West Coast had assets of $2.7 billion, tangible equity to tangible assets of 6.07%, NPAs to assets of 8.27% and capital raised as a percent of post-transaction capital was 49.1%. Comparatively, the Company had assets of $884 million, tangible equity to tangible assets of 5.84%, NPAs to assets of 6.87% and capital raised as a percent of post-transaction capital was 43.7%.

Danielson commented that the conversion of $40 million of Series A Preferred Stock into the Company’s Common Stock will significantly change the ownership structure of the Company. Assuming a conversion at the initial conversion price of $1.50 per share, the existing holdings of the Company’s shareholders would become 21.9% of the outstanding Common Stock after the Transaction. If the conversion price is reduced by 10% to $1.35 per share, under certain circumstances related to shareholder approval, the existing holdings of the Company’s shareholders would become 20.1% of the outstanding Common Stock after the Transaction.

Post-Transaction Ownership (assumes conversion of Series A Preferred Stock)

	Common	Post-Transaction
	Stock	Percentage
	Outstanding	Ownership
Assuming conversion at $1.50 per share

Existing shareholder holdings	7,495,817	21.9%
Ownership attributable to new shares	26,666,667	78.1
Post-Transaction shares	34,162,484	100.0%

Assuming conversion at $1.35 per share

Existing shareholder holdings	7,495,817	20.1%
Ownership attributable to new shares	29,629,630	79.9
Post-Transaction shares	37,125,447	100.0%

Existing Shareholder Holdings

Comparable Common Stock Recapitalizations – median		21.1%
Most Comparable - median		25.9
Other Comparable - median		58.2

Danielson concluded that the level of ownership, 21.9% at $1.50 per share and 20.1% at $1.35 per share, retained by existing pre-transaction shareholders of the Company is similar to both the Comparable Common Stock Recapitalizations and the Most Comparable of the Comparable Mandatory Convertible Preferred Recapitalizations. The median post-transaction ownership of the existing shareholders of the Comparable Common Stock Recapitalizations was 21.1%. In the two Most Comparable transactions involving Mandatory Convertible Preferred Stock, the percentages were 29.6% for Heritage Oaks and 22.2% for West Coast.

Analysis of the Impact on Tangible Book Value Per Share

Danielson noted that the Transaction will significantly reduce the tangible book value of the Company when the Series A Preferred Stock is converted to Common Stock. As of December 31, 2009, the Company’s tangible book value was $6.89 per share. Assuming no change in tangible book value during the time period from issuance until conversion, except for some estimated transaction related expenses, the post-conversion tangible book value would be $2.61 per share, a reduction of 62.1%. If the conversion takes place at $1.35 per share, the post- conversion tangible book value per share would be $2.40 per share, a reduction of 65.1%.

Impact on Tangible Book Value Per Share

	Change In
			Tangible	% Decrease In Tangible
	Shares	Tangible	Book Value	Book Value
	Outstanding	Equity	Per Share	Per Share

Assuming conversion at $1.50 per share

Existing pre-transaction shareholder holdings	7,495,817	$51,610,000	$6.89	—
Ownership attributable to new shares	26,666,667	40,000,000	1.50	—
Before transaction costs	34,162,484	$91,610,000	$2.68	61.1%
Transaction costs*		(2,500,000)	(0.07)	—
Post-Transaction		$89,110,000	$2.61	62.1%

Assuming conversion at $1.35 per share

Existing pre-transaction shareholder holdings	7,495,817	$51,610,000	$6.89	—
Ownership attributable to new shares	29,629,630	40,000,000	1.35	—
Before transaction costs	37,125,447	$91,610,000	$2.47	64.2%
Transaction costs*		(2,500,000)	(0.07)	—
Post-Transaction		$89,110,000	$2.40	65.1%

*Estimated based on a 5% fee to placement agents, plus estimated transaction related expenses.

Analysis of the Discount to Current Market Price of the Common Stock

Danielson noted that the conversion of Series A Preferred Stock to the Company’s Common Stock takes place at a discount to the current market value of the Common Stock. The value of the Common Stock as of close on April 14, 2010, was $2.30 per share and the 26 week trailing average weighted Common Stock price was $2.03 per share. As the Common Stock trades only about 9,000 shares daily, Danielson determined that the 26 week trailing weighted average price provides a better indication of value.

 Danielson also noted that the conversion price of the Series A Preferred Stock and five of the six comparable banks with mandatory convertible preferred stock were at discounts to current market prices. Based on a price of $2.03 per share, the $1.50 per share conversion price represents a 26.1% discount to market and the $1.35 per share conversion price a 33.5% discount to market. In comparison, the five of the six Comparable Mandatory Convertible Preferred Recapitalizations had discounts to market ranging from a 14.2% to 37.6%, with a median of 19.4%.

Danielson concluded that while the 26.1% discount to market at a conversion price of $1.50 per share is above the median, it was still less than the discount of two of the comparables – Heritage Oaks at 31.6% and First Busey Corporation at 37.6%. The conversion at $1.35 per share represents a higher discount of 33.5%, which is slightly above Heritage Oaks, but still below First Busey Corporation.

Analysis of the Discount to Tangible Book Value Per Share

Danielson noted that the conversion of Series A Preferred Stock to the Company’s Common Stock takes place at a discount to the estimated post-transaction tangible book value. Post-Transaction, tangible book value is estimated to be about $2.61 per share. A conversion at $1.50 per share is 57% of post-transaction tangible book value per share and a conversion at $1.35 per share is 52% of post-transaction tangible book value per share.

Danielson further noted that as of April 14, 2010, the median price to tangible book of the Comparable Banks was 37%. If the same criteria were used to select the Comparable Banks but the tangible equity to tangible asset percentage were changed from between 4% and 8% to between 8% and 11%, noting that post-Transaction the Company should have tangible equity to tangible assets of more than 8%, the result yields 10 banks with a median price to tangible book of 60%, which is close to the 57% conversion price to post-transaction tangible book value of the Company.

Analysis of the Interest Rate on the Series A Preferred Stock

Danielson also analyzed the initial interest rate to be paid on the Series A Preferred Stock and found it comparable to the rates paid in the other transactions involving mandatory convertible preferred stock. The initial interest rate to be paid on the Series A Preferred Stock is 12% and the interest rate paid on the five transactions involving mandatory convertible preferred stock, where information was available, ranged from 9% to 15%, and at least two of the transactions had interest rates that increased under certain conditions.

Opinion

Danielson concluded that based on its analysis, its experience, and other factors deemed relevant, that, as of April 15, 2010, the Transaction was fair to the Company and their shareholders from a financial point of view.

PROPOSAL NO. 2

CONVERSION OF CONVERTIBLE PREFERRED STOCK

Introduction

On April 22, 2010, we raised $40 million in gross proceeds in a private placement of 40,000 shares of our newly authorized Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) to a limited number of institutional and other accredited investors, including certain directors and executive officers of the Company (collectively, the “Investors”). The purpose of this private placement (the “Private Placement”) was to increase our capital and for general corporate purposes, including enabling our subsidiary, North Valley Bank, to continue to meet the capital requirements in its Written Agreement with the Federal Reserve Bank of San Francisco.

Because our Common Stock is listed on the NASDAQ Global Select Market, we are subject to, among others, NASDAQ Listing Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The proposed conversion of the Series A Preferred Stock for shares of our Common Stock falls under this NASDAQ rule because virtually all of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock will exceed 20% of both the voting power and number of shares of our Common Stock outstanding before the issuance, and the negotiated price per share of our Common Stock on an as-converted basis was below both the book value and market value of our Common Stock. In addition, we are subject to NASDAQ Listing Rule 5635(c) which requires shareholder approval for a sale of securities to an officer or director of the Company at a discount to the market value of the securities. The conversion price for the Series A Preferred Stock is $1.50 per share of our Common Stock and the market value of our Common Stock, evidenced by the closing price quoted on the NASDAQ Global Select Market on April 22, 2010, was $2.20 per share.

Consequences of Approval of Proposal No. 2

Shareholder approval of Proposal No. 2 will result in the following consequences:

Conversion of Series A Preferred Stock into Common Stock at the Initial Conversion Price. Each share of Series A Preferred Stock will be automatically converted into shares of Company Common Stock on the third business day following receipt of shareholder approval of Proposal No. 2 and approval of Proposal No. 3. Assuming these approvals are obtained at the Annual Meeting, including any necessary adjournment(s) thereof, the conversion will be at the initial conversion price of $1.50 per share. This means that each outstanding share of Series A Preferred Stock will automatically be converted into such number of shares of Common Stock determined by dividing $1,000 (the purchase price per share of the Series A Preferred Stock) by $1.50. If the conversion is not approved at the Annual Meeting, when and as adjourned, the conversion price will be reduced by 10% (see “Potential Consequences of Failure to Approve Proposal No. 2”).

Elimination of Dividend and Liquidation Rights of Holders of Series A Preferred Stock. If shareholder approvals are received, all shares of Series A Preferred Stock will be cancelled. As a result, approval of the conversion of Series A Preferred Stock will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series A Preferred Stock. For more information regarding such dividend rights and liquidation preference, see “Series A Preferred Stock Terms and Provisions” in this Proxy Statement.

Rights of Investors. If shareholder approvals are received, the rights and privileges associated with the Common Stock issued upon conversion of the Series A Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing common shareholders, including voting rights.

Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our Common Stock upon conversion of the Series A Preferred Stock may impact trading patterns and adversely affect the market price of our Common Stock. If significant quantities of our Common Stock issued upon conversion of the Series A Preferred Stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our Common Stock could be materially adversely affected.

Dilution. We will issue, through the conversion of the Series A Preferred Stock, approximately 26,666,646 shares of Common Stock (in addition to the 7,495,817 shares of Common Stock currently outstanding). As a result, we expect there to be a dilutive effect on both the earnings per share of our Common Stock and the book value per share of our Common Stock. In addition, our existing shareholders will incur substantial dilution to their voting interests and will own a smaller percentage of our outstanding capital stock. For additional information regarding the dilutive effect of the Private Placement, please see the section of this Proxy Statement captioned “Pro Forma Financial Information.”

Potential Consequences of Failure to Approve Proposal No. 2

Series A Preferred Stock Will Remain Outstanding. Unless shareholder approvals of Proposal No. 2 and Proposal No. 3 are received or our shareholders approve similar proposals at a subsequent meeting, the Series A Preferred Stock will remain outstanding in accordance with its terms.

Adjustment of Conversion Price. The initial conversion price of the Series A Preferred Stock of $1.50 per share will be decreased by 10% if we fail to obtain shareholder approval of Proposal No. 2 and Proposal No. 3 by October 20, 2010 (six months after issuance of the Series A Preferred Stock). If approval of either or both of Proposal No. 2 and Proposal No. 3 are not obtained at the Annual Meeting, we have agreed to hold subsequent meetings of the shareholders until both of such proposals have been approved.

Continued Dividend Payment and Potential Market Effects. If shareholder approval is not obtained, the shares of Series A Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series A Preferred Stock, on a cumulative basis, at a rate of 12% per annum (for the first six months), then at a rate of 15% per annum (for the second six months), and then at a rate of 20% per annum (for all dividend periods thereafter). The ability of the Company and North Valley Bank to pay dividends is restricted by the terms of a Written Agreement dated January 6, 2010 (“Written Agreement”) signed by the Company and North Valley Bank with the Federal Reserve Bank of San Francisco. The ability of North Valley Bank to pay dividends is also restricted by resolutions adopted by the Board of Directors of North Valley Bank with the concurrence of the California Commissioner of Financial Institutions. Accordingly, there is no assurance that we will be able to pay such dividends in the near future. If we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our Common Stock.

Additional Shareholder Meetings. We will be required to call additional shareholder meetings and recommend approval of proposals similar to Proposal No. 2 and Proposal No. 3 at each meeting every sixty days, if necessary, until both of such approvals are obtained pursuant to the provisions of the Securities Purchase Agreements entered into with each Investor on April 20, 2010 in connection with the Private Placement (the “Securities Purchase Agreements”). We must bear the costs of soliciting the approvals of our shareholders in connection with these meetings.

Restriction on Payment of Dividends. For as long as the Series A Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series A Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Participation in Dividends on Common Stock. So long as any shares of Series A Preferred Stock are outstanding, if we declare any dividends on our Common Stock or make any other distribution to our common shareholders, the holders of the Series A Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Liquidation Preference. For as long as the Series A Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of the Company and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation unless the full liquidation preference on the Series A Preferred Stock is paid.

Series A Preferred Stock Terms and Provisions

        The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series A Preferred Stock as contained in the Certificate of Determination for the Series A Preferred Stock which was filed with the Secretary of State of the State of California on April 16, 2010. The Certificate of Determination is included as Appendix D attached to this Proxy Statement and is incorporated herein by reference. Shareholders are urged to carefully read the Certificate of Determination in its entirety. Although we believe this summary covers the material terms and provisions of the Series A Preferred Stock as contained in the Certificate of Determination, it may not contain all of the information that is important to you.

        Authorized Shares, Par Value and Liquidation Preference. We have designated 40,000 shares as “Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A,” which have no par value and a liquidation preference of $1,000 per share.

Mandatory Conversion. The Series A Preferred Stock will convert into shares of Company Common Stock on the third business day following the approval by the holders of our Common Stock of the conversion of the Series A Preferred Stock into our Common Stock as required by the applicable NASDAQ rules. Assuming shareholder approval of Proposal No. 2 and Proposal No. 3 at the Annual Meeting, the number of shares of our Common Stock into which each share of Series A Preferred Stock shall be converted will be determined by dividing the $1,000 per share liquidation preference by the initial conversion price of $1.50 per share. If the conversion is not approved at the Annual Meeting, or at a subsequent meeting of the shareholders before October 22, 2010, the conversion price will be adjusted downward by 10%. In addition, the conversion price of the Series A Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends and distributions, stock splits, subdivisions and combinations, distributions of cash, debt or assets and tender offers and exchange offers.

        Dividends. The Series A Preferred Stock accrues a cumulative cash dividend at an initial rate of 12% per annum. The dividend will not be paid if the Series A Preferred Stock is converted into shares of our Common Stock before October 22, 2010. Beginning on October 22, 2010, if the Series A Preferred Stock is still outstanding, dividends will be payable semi annually in arrears beginning on October 20, 2010 and continuing on each six month anniversary thereafter. Dividends on the Series A Preferred Stock are cumulative. To the extent the Board of Directors does not declare and pay dividends on the Series A Preferred Stock for a dividend period, in full or otherwise, such unpaid dividend shall accrue and cumulate from the relevant dividend payment date, shall compound on each subsequent dividend payment date and shall be payable semi-annually in arrears on each subsequent dividend payment date. If all dividends payable on the Series A Preferred Stock have not been declared and paid for an applicable dividend period, the Company shall not declare or pay any dividends on any stock which ranks junior to the Series A Preferred Stock, or redeem, purchase or acquire any stock which ranks on a parity or junior to the Series A Preferred Stock, subject to customary exceptions. If all dividends payable on the Series A Preferred Stock have not been paid in full, any dividend declared on stock which ranks on a parity to the Series A Preferred Stock shall be declared and paid pro rata with respect to the Series A Preferred Stock and such parity stock.

Participation in Dividends on Common Stock. So long as any shares of Series A Preferred Stock are outstanding, if we declare any dividends on our Common Stock or make any other distribution to our common shareholders, the holders of the Series A Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Ranking. The Series A Preferred Stock ranks senior to all of the Company’s Common Stock, any equity securities of the Company issued pursuant to the Amended and Restated Shareholder Protection Rights Agreement dated as of March 26, 2009, and each other class or series of capital stock of the Company outstanding or established in future by the Company, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company, and ranks junior to the Company’s outstanding trust preferred securities.

Voting Rights. Shares of Series A Preferred Stock generally have no voting rights other than as required by law except that the approval of the holders of two-thirds of the Series A Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) charter amendments adversely affecting the rights, preferences or privileges of the Series A Preferred Stock and (ii) the creation of any series of senior equity securities.

Liquidation. If the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series A Preferred Stock shall be entitled to liquidating distributions equal to $1,000 per share plus any declared and unpaid dividends.

Redemption. The Series A Preferred Stock is not redeemable by the Company at any time, and the holders of the Series A Preferred Stock have no right to require redemption of any shares of Series A Preferred Stock.

Anti-dilution Provisions. The conversion price of the Series A Preferred Stock is also subject to customary anti-dilution adjustments.

Preemptive Rights. Holders of the Series A Preferred Stock have no preemptive rights.

Fundamental Change. If the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its Common Stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its Common Stock, then each share of Series A Preferred Stock will convert, effective on the day on which such share would automatically convert into Common Stock of the Company, into the securities, cash and other property receivable in the transaction by the holder of the number of shares of Common Stock into which such share of Series A Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval.

The Securities Purchase Agreements

The following is a summary of the material terms of the Securities Purchase Agreements and is qualified in its entirety by reference to the form of Securities Purchase Agreement attached as Appendix E to this Proxy Statement and is incorporated herein by reference. You should read the form of Securities Purchase Agreement in its entirety because it, and not this Proxy Statement, is the legal document that governs the issuance of the Series A Preferred Stock.

Purchase and Sale of Stock. Pursuant to the Securities Purchase Agreements, we agreed to issue and sell 40,000 shares of the Series A Preferred Stock, in the aggregate, to the Investors.

Representations and Warranties. We made customary representations and warranties to the Investors relating to us, our business and our capital stock, including with respect to the shares of Series A Preferred Stock to be issued to the Investors pursuant to the Securities Purchase Agreements. The representations and warranties in the Securities Purchase Agreements were made for purposes of the Securities Purchase Agreements and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Securities Purchase Agreements, including being qualified by confidential disclosures made for the purposes of allocating contractual risk. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. The representations and warranties and other provisions of the Securities Purchase Agreements should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that we file with the Securities and Exchange Commission.

Agreement to Seek Shareholder Approval. We agreed to call and hold a meeting of the shareholders as promptly as reasonably practicable but in no event later than July 30, 2010, and to recommend and seek shareholder approval of Proposal No. 2 and Proposal No. 3. In addition, we agreed to prepare and file this Proxy Statement with the Securities and Exchange Commission and to cause the Proxy Statement to be mailed to shareholders within specified timeframes, as well as, subject to the fiduciary duties of the Board of Directors, to use reasonable best efforts to solicit Proxies for the shareholder approval of Proposals No. 2 and No. 3. The Annual Meeting may be adjourned and reconvened if necessary to solicit additional votes, see Proposal No. 6 below. If such approvals are not obtained by July 30, 2010, or the date of any adjourned meeting, we will call additional meetings and recommend approval of Proposal No. 2 and Proposal No. 3 to the shareholders every six months thereafter until such approvals are obtained.

Transfer Restrictions. The Series A Preferred Stock issued in the Private Placement constitutes “restricted securities” under federal securities laws and is accordingly subject to significant restrictions on transfer. The Company committed, pursuant to the Registration Rights Agreement into which it also entered with each Investor, to register both the Series A Preferred Stock and the Common Stock to be issued upon conversion of the Series A Preferred Stock, for resale under the Securities Act. See “The Registration Rights Agreements.”

Other Covenants. We also agreed to a number of customary covenants, including covenants with respect to the reservation and listing on NASDAQ of the Common Stock to be issued upon conversion of the Series A Preferred Stock.

Indemnity. We have agreed to customary indemnification provisions for the benefit of each Investor relating to certain losses suffered by each Investor arising from breaches of our representations, warranties and covenants in the Securities Purchase Agreements or relating to certain losses arising from actions, suits or claims relating to the Securities Purchase Agreements or the transactions contemplated thereby.

Expenses. Other than the Company’s payment of up to $125,000 of reasonable legal fees incurred by certain Investors, the Investors and the Company will be solely responsible for and bear all of their own expenses, including, without limitation, expenses of legal counsel, accountants and other advisors (including financial intermediaries and advisors), incurred at any time in connection with the transactions contemplated by the Securities Purchase Agreements.

The Registration Rights Agreements

On April 20, 2010, we also entered into Registration Rights Agreements with each Investor pursuant to which we agreed to (i) file a registration statement with the Securities and Exchange Commission within 30 calendar days of the closing date, April 22, 2010, to register both the Series A Preferred Stock and the underlying shares of Common Stock to be issued upon conversion of the Series A Preferred Stock, for resale under the Securities Act; (ii) use commercially reasonable efforts to cause such registration statement to be declared effective within 60 calendar days of closing (or ninety calendar days in the event of an Securities and Exchange Commission review), subject to specified exceptions; and (iii) continue to take certain steps to maintain effectiveness of the registration statement and facilitate certain other matters. Failure to meet these deadlines and certain other events may result in the Company’s payment to the Investors of liquidated damages in the amount of 0.5% of the purchase price per month. The Company will bear all expenses incident to performing its obligations under the Registration Rights Agreement regardless of whether any securities are sold pursuant to a relevant registration statement, including registration and filing fees, printing expenses, legal fees, and other incidental expenses. The Company shall not be responsible for any underwriting discounts, broker or similar fees or commissions, or legal fees, of any holder. The Registration Rights Agreement also provides for customary reciprocal indemnification provisions relating to certain losses suffered by either party arising from any untrue or alleged untrue statement of a material fact, or material omission, in any relevant registration statement or prospectus. This description of the Registration Rights Agreements is qualified in its entirety by reference to the form of Registration Rights Agreement attached as Appendix F to this Proxy Statement and incorporated herein by reference.

Board of Directors’ Recommendation and Required Vote

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of the Company’s Common Stock represented and voting at the Annual Meeting with respect to this proposal. The directors and executive officers of the Company, owning or controlling an aggregate of 577,084 voting shares (excluding shares which may be acquired upon the exercise of stock options), or approximately 7.7% of the Company’s outstanding Common Stock as of the Record Date, are expected to vote in favor of Proposal No. 2. The directors who are also holders of Series A Preferred Stock recognize that they have a personal interest in the approval of Proposal No. 2 (see “Interests of Certain Persons in the Share Conversion”). However, they strongly believe that the approval of the conversion is in the best interests of the Company and its shareholders for the reasons discussed above.

If Proposal No. 2 is approved, the conversion of Series A Preferred Stock into shares of our Common Stock will not occur unless and until Proposal No. 3 is also approved.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 2.

PROPOSAL NO. 3

INCREASE IN AUTHORIZED COMMON STOCK

Introduction

On April 15, 2010, subject to approval by the shareholders, the Board of Directors adopted an amendment to Article FOURTH of the Company’s Articles of Incorporation to increase the number of shares of our authorized Common Stock. If approved, the proposed amendment to the Articles of Incorporation would increase the number of shares of our authorized Common Stock from 20 million to 60 million shares.

Reasons for the Proposal

The increase in authorized shares of Common Stock is necessary to enable us to convert the Series A Preferred Stock into shares of Common Stock and to honor our obligations under outstanding stock options, as all of our authorized but unissued shares of Common Stock will be used for the conversion of the Series A Preferred Stock. We currently have 7,495,817 shares of Common Stock issued and outstanding and 20 million shares authorized. Assuming shareholder approval of Proposal No. 2, we will issue approximately 26,666,646 additional shares of Common Stock upon conversion of the Series A Preferred Stock, bringing the total number of outstanding common shares to approximately 34,162,463 (with no shares of authorized but unissued Common Stock available for future issuance pursuant to stock options or otherwise).

We have (i) 409,040 shares currently subject to outstanding options under the Company’s 1998 Employee Stock Incentive Plan, as amended (the “1998 Stock Incentive Plan”); (ii) 90,000 shares currently subject to outstanding options under the Company’s 1999 Director Stock Option Plan (the “1999 Stock Option Plan”); (iii) 269,925 shares currently subject to outstanding options under the Company’s 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”); and (iv) 429,908 shares available for future grant under the 2008 Stock Incentive Plan. Approval of Proposal No. 3 will be necessary to enable us to issue these additional shares pursuant to these outstanding options and to enable us to grant future options and awards under the 2008 Stock Incentive Plan.

Management also considers the increase in authorized shares of Common Stock desirable to provide greater flexibility for declaration of stock dividends and for other proper corporate purposes in the future, and to provide maximum flexibility with respect to our ability to augment our capital in the future. If the Board of Directors should determine that increasing capital by means of selling additional shares of Common Stock is advisable, any such sale would likely require the availability of authorized but unissued shares of the Common Stock. Shareholder approval would not be required, and it is not anticipated that such approval would be solicited in connection with any such sale. Our Amended and Restated Articles of Incorporation do not provide for preemptive rights.

Proposed Amendment to Articles of Incorporation

The entire Article FOURTH of our Articles of Incorporation, regarding authorized stock, currently provides as follows:

“Capitalization. This corporation is authorized to issue two classes of shares designated “Common Stock,” and “Preferred Stock,” respectively. The number of shares of Common Stock authorized to be issued is 20,000,000, and the number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”

As amended, Article FOURTH would read in full as follows:

“Capitalization. This corporation is authorized to issue two classes of shares designated “Common Stock,” and “Preferred Stock,” respectively. The number of shares of Common Stock authorized to be issued is 60,000,000, and the number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”

Required Approval and Effectiveness

Approval of the proposed amendment to Article FOURTH of the Company’s Articles of Incorporation requires that holders of a majority of the outstanding shares of Common Stock of the Company vote “FOR” Proposal No. 3. Abstentions and broker non-votes will have the effect of votes “AGAINST” Proposal No. 3.

If Proposal No. 3 is approved, the amendment will become effective upon the filing with the Secretary of State of the State of California of an amendment to Article FOURTH of the Company’s Amended and Restated Articles of Incorporation, worded substantially as set forth above. If Proposal No. 3 is approved, the amendment will not become effective unless and until Proposal No. 2 is approved. The effectiveness of this amendment will precede conversion of the Series A Preferred Stock and issuance of the shares of our Common Stock underlying the Series A Preferred Stock.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 3.

INTERESTS OF CERTAIN PERSONS IN THE SHARE CONVERSION

Certain of our Directors and executive officers participated in the Private Placement and therefore have an interest in the outcome of Proposals No. 2 and No. 3. The following Directors and executive officers purchased shares of Series A Preferred Stock in the Private Placement in the following amounts: William W. Cox, 100 shares; Royce L.Friesen, 250 shares; Dante W. Ghidinelli, 100 shares; Kevin D. Hartwick, 250 shares; Roger B. Kohlmeier, 50 shares; Martin A. Mariani, 125 shares; Dolores M. Vellutini, 100 shares; Michael J. Cushman, 250 shares; Leo J. Graham, 25 shares; Gary S. Litzsinger, 10 shares; Scott R. Louis, 125 shares; Roger D. Nash, 250 shares; and Kevin R. Watson, 26 shares. The stock ownership of each of the above-named individuals as of June 1, 2010 is set forth above under “Stock Ownership of Directors and Executive Officers” on page 8. Assuming shareholder approval of Proposals No. 2 and No. 3 and the resulting issuance of Common Stock as described in Proposals No. 2 and No. 3, none of these individuals will have beneficial ownership in excess of five percent (5%) of the outstanding shares of the Common Stock.

PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma consolidated balance sheet tables and pro forma earnings per share tables presented below have been prepared by our management to illustrate the impact of the Company’s April 2010 Private Placement. On April 22, 2010, the Company entered into Securities Purchase Agreements with over 40 separate investors pursuant to which the investors acquired an aggregate of $40 million of newly issued preferred stock of the Company, described as follows:

•
A total of 40,000 shares of Series A Mandatorily Convertible Cumulative Perpetual Preferred Stock, no par value (“Series A Preferred Stock”) which will automatically convert into an aggregate of 26,666,646 shares of Common Stock at a conversion price of $1.50 per share of Common Stock (subject to certain adjustments) upon receipt of the Shareholder Approvals.

In the event the Shareholder Approvals are not obtained before October 22, 2010, holders of shares of Series A Preferred Stock will be entitled to cumulative dividends that will accrue and be payable whether or not declared by our Board of Directors at the rate of:

a.	12% for the first six months following issuance of the Series A Preferred Stock;

b.	15% for the next six month period; and

c.	20% thereafter.

Balance Sheet

The following tables present the Company’s unaudited pro forma consolidated balance sheets adjusted for the pro forma impacts of the capital raise for the period shown. The pro forma consolidated balance sheet as of March 31, 2010 assumes the Company completed the capital raise on April 1, 2010, and the conversion of the Series A Preferred Stock into Common Stock occurred on April 1, 2010. The pro forma balance sheet adjustments reflect cash received in the offering on April 22, 2010 of approximately $40.0 million, liabilities for estimate of direct costs of the capital raise of $2.5 million and a net increase in Common Stock of $37.5 million.

	March 31, 2010
(dollars in thousands)	Actual	Offering		Pro forma
	(unaudited)	Adjustment		(unaudited)
Assets
Cash and cash equivalents	$20,546	$40,000	(1)	$60,546
Federal funds sold	75,865	—		75,865
Investments	141,468	—		141,468
Loans and leases, net	563,221	—		563,221
Other assets	86,286	—		86,286

Total assets	$887,386	$40,000		$927,386

Liabilities and Stockholders’ Equity
Deposits	$789,332	$—		$789,332
Borrowed funds	—	—		—
Subordinated debentures	31,961	—		31,961
Other liabilities	13,409	2,500	(2)	15,909

Total liabilities	$834,702	$2,500		$837,202

Preferred Stock	$—	$—		$—
Common stock, no par value	41,829	37,500	(3)	79,329
Retained earnings	11,266	—		11,266
Accumulated other comprehensive loss, net of tax	(411)	—		(411)

Total stockholders’ equity	$52,684	$37,500		$90,184

Total liabilities and stockholders’ equity	$887,386	$40,000		$927,386

Regulatory Capital Ratios
Company:
Leverage Ratio	7.10%			12.34%
Tier 1 Capital Ratio	8.84%			16.02%
Total Capital Ratio	12.02%			17.40%
Bank:
Leverage Ratio	9.01%			12.78	%(4)
Tier 1 Capital Ratio	11.22%			16.60	%(4)
Total Capital Ratio	12.48%			17.87%

Per Common Share
Common book value per share	$7.03			$2.64 (5)
Tangible common book value per share	$6.94			$2.62 (5)

(1)	Represents increase in cash and equivalents from proceeds of private placement.
(2)	Represents estimate of the direct costs of the capital raise.
(3)	Represents net increase in Common Stock.
(4)	Assumes the net proceeds of $37.5 million has been contributed to the Bank in the form of Tier 1 Capital.
(5)
Assumes the conversion of 40,000 shares of Series A Preferred Stock into 26,666,646 shares of Common Stock based on the initial conversion price of $1.50. The proceeds thereof are approximately $37.5 million after deducting commissions and our estimated expenses of $2.5 million.

Earnings Per Share

The following table presents the Company’s unaudited pro forma earnings per share adjusted for the pro forma impacts of the capital raise for the period shown. The pro forma consolidated earnings per share calculations assume no material pro forma impacts to net income (loss) for the period shown. Pro forma earnings per share assume the Company completed the capital raise on April 1, 2010, and conversion of Series A Preferred Stock into Common Stock occurred on April 1, 2010. A total of 40,000 shares of Series A Preferred Stock were assumed to convert into 26,666,646 shares of Common Stock on April 1, 2010 for purposes of preparing pro forma earnings per share.

	For the three Months Ended March 31, 2010
(dollars in thousands, except share data)	Actual	Offering	Pro forma
	(unaudited)	Adjustment	(unaudited)

Net Income (Loss)	$(312)	$—	$(312)

Basic earnings per share	$(0.04)		$(0.01)
Diluted earnings per share	$(0.04)		$(0.01)

Weighted average common shares	7,495,817	26,666,646	34,162,463
Weighted average diluted shares	7,495,817	26,666,646	34,162,463

PROPOSAL NO. 4

ONE FOR FIVE REVERSE SPLIT OF THE
COMPANY’S COMMON STOCK

General

The Company and its Board of Directors currently believe it would be in the best interests of the Company and its shareholders to adopt an amendment of the Company’s Amended and Restated Articles of Incorporation authorizing a reverse stock split of our outstanding shares of our Common Stock. The intention of the Board of Directors in effecting the reverse split would be to increase the stock price sufficiently above the $1.00 minimum bid price that is required for continued listing on the NASDAQ Global Select Market to sustain long term compliance with the NASDAQ listing rules.

The Board is proposing that shareholders approve a one for five reverse split. Assuming Proposal No. 3 in this Proxy Statement is approved by the shareholders, the current authorized number of shares of our Common Stock would be maintained at 60 million. The proposed amendment to our Amended and Restated Articles of Incorporation (the “Amendment”) is set forth below.

The entire Article FOURTH shall be amended and restated in its entirety as follows:

FOURTH

“Capitalization. This corporation is authorized to issue two classes of shares designated “Common Stock,” and “Preferred Stock,” respectively. The number of shares of Common Stock authorized to be issued is 60,000,000, and the number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

Immediately upon the filing of this Amendment to Amended and Restated Articles of Incorporation, each five (5) outstanding shares of this corporation’s Common Stock will be exchanged and combined, automatically, without further action, into one (1) share of Common Stock.”

If the Amendment is approved, the number of issued and outstanding shares of Common Stock would be reduced by an exchange ratio of one share for every five shares currently outstanding (the “Exchange Ratio”), and the current authorized number of shares of our Common Stock would remain at 60 million, without further approval of our shareholders. The reverse stock split would become effective upon filing the Amendment with the California Secretary of State, which is anticipated to occur following the Annual Meeting (and assuming the Shareholder Approvals are obtained, after the conversion of the Series A Preferred Stock into shares of our Common Stock). The exact date on which the Amendment would be filed is subject to review and final approval by the Board of Directors. The Board of Directors may, at its sole discretion, elect not to implement the reverse stock split, even if Proposal No. 4 is approved by the shareholders.

Purpose and Background of the Reverse Split

The Company’s Common Stock is listed on the NASDAQ Global Select Market and therefore the Company is subject to certain listing standards and requirements, including a minimum bid price on its Common Stock of at least $1.00 per share. For example, if the bid price of the Company’s Common Stock falls below $1.00 per share or the market value of the publicly held Common Stock falls below certain amounts for thirty consecutive trading days, the Company’s Common Stock may be delisted from the NASDAQ Global Select Market. A delisting of our Common Stock from the NASDAQ Global Select Market would have a material adverse impact on the Company’s stock price and its ability to raise additional capital.

The Board of Director’s primary objective in proposing the reverse split is to raise the per share trading price of the Company’s Common Stock sufficiently above the $1.00 minimum bid price requirement that is required for continued listing on the NASDAQ Global Select Market. The Company hopes that the decrease in the number of shares of its outstanding Common Stock resulting from the reverse split, and the anticipated increase in the price per share, will also encourage greater interest in its Common Stock among members of the financial community and the investing public and possibly create a more liquid market for the Company’s shareholders with respect to those shares presently held by them. However, the possibility exists that shareholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse split is effected, particularly if the price per share of the Company’s Common Stock begins a declining trend after the reverse split is effected. There can be no assurance that the reverse split will achieve any of the desired results. There also can be no assurance that the price per share of the Company’s Common Stock immediately after the reverse split will increase proportionately with the reverse split, or that any increase will be sustained for any period of time.

The Company is not aware of any present efforts by anyone to accumulate its Common Stock, and the proposed reverse split is not intended to be an anti-takeover device nor is it part of a broader plan to take the Company private.

Effects of Reverse Split on Common Stock; No Fractional Shares

One principal effect of the reverse split would be to decrease the number of outstanding shares of our Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below (see “Treatment of Fractional Shares; Exchange of Stock Certificates”), the reverse split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our Common Stock outstanding immediately following the reverse split as such shareholder held immediately prior to the reverse split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the reverse split. Although the reverse split will not have any dilutive effect on our shareholders, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease because the Amendment would maintain the current authorized number of shares of Common Stock at 60 million. As a result, the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by our shareholders, except as required by applicable laws and regulations.

Because our Common Stock is traded on the NASDAQ Global Select Market, shareholder approval must be obtained, under applicable NASDAQ listing rules, prior to the issuance of shares for certain purposes, including the issuance of shares of the Company’s Common Stock equal to or greater than 20% of the Company’s then outstanding shares of Common Stock in connection with a private refinancing or an acquisition or merger, unless an exemption is available.

The proposed amendment to the Amended and Restated Articles of Incorporation will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Effect on Outstanding Options

The Company has 768,965 options to purchase Common Stock outstanding. Under the terms of the options, when the reverse split becomes effective, the number of shares covered by each option will be decreased and the conversion or exercise price per share will be increased in accordance with the Exchange Ratio. The Company has 429,908 shares authorized for issuance under its 2008 Stock Incentive Plan (the “Plan”). Under the terms of the Plan, when the reverse split becomes effective, the number of shares reserved for issuance under the Plan will be proportionately decreased in accordance with the Exchange Ratio.

No Effect on Legal Ability to Pay Dividends

The Company does not believe that the reverse split will have any effect with respect to future distributions, if any, to the Company’s shareholders. In January 2009, the Company suspended the payment of dividends on its Common Stock and the terms of its Written Agreement with the Federal Reserve Bank of San Francisco restricts the payment of dividends. In November 2009, the Company deferred payments on its Trust Preferred Securities and the Written Agreement also restricts such payments without the prior approval of the Federal Reserve Bank of San Francisco and the Director of the Division of Banking Supervision and Regulation of the Board of Governors of the Federal Reserve System. The Company is unable to pay dividends on its Common Stock until it makes all accrued payments on its Trust Preferred Securities, and the Company does not anticipate paying dividends in the near future. There can be no assurance as to future dividends because they are dependent on the Company’s future earnings, capital requirements and financial conditions.

Treatment of Fractional Shares; Exchange of Stock Certificates

The Company will appoint BNY Mellon Shareowner Services to act as exchange agent for holders of Common Stock in connection with the reverse split. The Company will not issue fractional shares with respect to the reverse split. In lieu of a fraction of a share of Common Stock, each shareholder who otherwise would have been entitled to a fraction of a share shall be paid cash in an amount determined by the Board of Directors to be the fair value of such fraction of a share as of the effective time of the reverse split. No such shareholder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share interest. The Company’s shareholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because the Company does not know the number of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, the

Company cannot predict with certainty the number of fractional shares that will result from the reverse split or the total number of additional shares that will be issued as a result of fractional shares. However, the Company does not expect that the amount will be material.

As of the Record Date, the Company had approximately 800 holders of record of the Company’s Common Stock (although the Company had significantly more beneficial holders). The Company does not expect the reverse split to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the reverse split.

On or after the effective date of the reverse split, the Company will mail a letter of transmittal to each shareholder. Each shareholder will be able to obtain a certificate evidencing its post-reverse-split shares only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as the Company may require. Shareholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Shareholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each shareholder’s new stock certificate promptly after receipt of that shareholder’s properly completed letter of transmittal and old stock certificate(s). Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the reverse split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay the Company for any service charges in connection with the exchange of their certificates.

Tax Consequences of the Reverse Split

For most holders of our Common Stock, no tax gain or loss should be recognized upon effectiveness of the reverse stock split. The aggregate tax basis in the Common Stock received pursuant to the reverse stock split should be approximately equal to the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered. To the extent that a holder receives cash in lieu of a fractional share of Common Stock, the holder generally will recognize gain or loss equal to the difference between the cash received and the portion of the holder’s tax basis in the shares of Common Stock surrendered allocable to that fractional share. However, the tax consequences of the proposed reverse stock split must be determined by each holder in accordance with the facts applicable to the particular circumstances of such holder.

Each shareholder is strongly urged to consult with his, her or its own tax advisor regarding the federal, state, local and foreign income and other tax consequences of the reverse stock split, including tax return reporting requirements and the effect of any proposed change in the tax laws.

Required Approval and Effectiveness

Approval of the Amendment requires that holders of a majority of the outstanding shares of Common Stock of the Company vote “FOR” Proposal No. 4. Abstentions and broker non-votes will have the effect of votes “AGAINST” Proposal No. 4.

        If Proposal No. 4 is approved, the reverse split will not become effective unless and until both Proposal No. 2 and Proposal No. 3 are approved.

        If Proposals No. 2, No. 3 and No. 4 are all approved, the reverse split will become effective upon the filing with the Secretary of State of the State of California of an amendment to the Company’s Amended and Restated Articles of Incorporation, worded substantially as set forth above. The timing of such filing is subject to review and final approval by the Board of Directors and the Board of Directors reserves the right to not implement the reverse stock split, even if Proposal No. 4 is approved by the shareholders.

The Board of Directors unanimously recommends a vote “FOR” Proposal No 4.

PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The firm of Perry-Smith LLP, which served the Company as Independent Registered Public Accounting Firm for the 2009 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Company. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Registered Public Accounting Firm, the Proxies will be voted for a substitute independent registered public accounting firm to be designated by the Audit Committee.

A representative of Perry-Smith LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Annual Meeting.

The Audit Committee of the Board of Directors of the Company approved each professional service rendered by Perry-Smith LLP during the 2009 fiscal year and considered whether the provision of non-audit services is compatible with maintaining their independence.

During the period covering the fiscal years ended December 31, 2009 and 2008, Perry-Smith LLP performed the professional services described below. No other services were provided in 2009 and 2008.

Description	2009	2008

Audit Fees (1)	$284,000	$285,000
Audit-Related Fees (2)	$29,000	$28,000
Tax Fees (3)	$64,000	$64,800
All Other Fees (4)	$6,000	$15,000

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees represent fees for professional services in connection with the audit of the Company’s retirement plans.

(3)
Tax services consist of compliance fees for the preparation of tax returns and tax payment-planning services. Tax services also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

(4)	All other fees consist primarily of consulting services in connection with Securities and Exchange Commission inquiries.

Required Vote

The approval of the ratification of the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Annual Meeting.

The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors that Perry-Smith LLP be appointed to serve as the Company’s Independent Registered Public Accounting Firm for the year 2010 and unanimously recommends a vote “FOR” Proposal No. 5 and ratification of the appointment of Perry-Smith LLP.

PROPOSAL NO. 6

ADJOURNMENT OF MEETING

As provided in the Bylaws of the Company, the presence at the Annual Meeting, either in person or by a properly executed Proxy, of the persons entitled to vote a majority of the shares of Common Stock, will constitute a quorum for the transaction of business at the Annual Meeting. If a sufficient number of votes to constitute a quorum are not present at the Annual Meeting, we could postpone the Annual Meeting to a later date when a quorum would be present. However, we do not anticipate the lack of a quorum at the Annual Meeting and we currently do not intend to postpone the date of the Annual Meeting.

Despite the presence of a quorum at the Annual Meeting, we may propose to adjourn the Annual Meeting if we have not received a sufficient number of votes to approve Proposals No. 1 through No. 5. The purpose of an adjournment would be to solicit additional Proxies in favor of Proposals No. 1 through No. 5, as necessary. Shareholder approval of Proposals No. 2 and No. 3 is a requirement of the Securities Purchase Agreements executed on April 20, 2010 between the Company and the purchasers of the Series A Preferred Stock. In the event that approval of either or both of Proposals No. 2 and No. 3 are not obtained at the Annual Meeting, the Company has agreed to include a proposal to approve (and the Board of Directors will unanimously recommend approval of) Proposals No. 2 and No. 3 at a subsequent special meeting of the shareholders to be held no later than 60 days from the date of the Annual Meeting and, if necessary, at additional special meetings held no less than once in each subsequent 60 day period until approval of both Proposals No. 2 and No. 3 have been obtained.

The Board of Directors believes that it would be in the best interests of the Company and the shareholders to provide for the possibility that a vote to adjourn the Annual Meeting may become necessary. Therefore, the Board of Directors requests shareholder approval to adjourn the Annual Meeting (as may be proposed at the Annual Meeting).

Required Vote

The Bylaws of the Company provide that any meeting of shareholders may be adjourned from time to time by vote of the holders of a majority of the shares present at the meeting, either in person or by a properly executed Proxy. Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting.

Approval of this proposal to authorize an adjournment of the Annual Meeting in order to receive a sufficient number of votes to approve Proposals No. 1 through No. 5 at the Annual Meeting requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” Proposal No. 6.

SHAREHOLDER PROPOSALS

The Company’s 2011 Annual Meeting of Shareholders is scheduled for May 26, 2011. Shareholder proposals must be received by the Company no later than December 23, 2010, to be considered for inclusion in the Proxy Statement and Proxy for the 2011 Annual Meeting of Shareholders. Management of the Company will have discretionary authority to vote Proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 23, 2010, deadline.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting, but if such matters are properly presented to the Annual Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Annual Meeting.

INCORPORATION BY REFERENCE OF FINANCIAL STATEMENTS AND RELATED INFORMATION

       The SEC allows us to “incorporate by reference” into this document other documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document.

       Supplementary financial information and our Audited Consolidated Financial Statements (including Notes thereto), are incorporated by reference from Items 8 and 15(a)(1) of our Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2009. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, for the fiscal year ended December 31, 2009, are incorporated by reference from Items 7 and 7A of our Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2009.

       The following additional information is incorporated by reference from our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010:  our Unaudited Consolidated Financial Statements (including Notes thereto) from Item 1; Management’s Discussion and Analysis of Financial Condition and Results of Operations from Item 2; and Quantitative and Qualitative Disclosures About Market Risk from Item 3.

       This document incorporates important business and financial information about the Company from other documents that are not included in this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this document through our website, www.novb.com/proxy.aspx, and from the SEC at its website, www.sec.gov, or by requesting them from our Corporate Secretary in writing at North Valley Bancorp, P.O. Box 994630, Redding, California 96099-4630, or by telephone at (530) 226-2900. To assure the timely delivery of documents in advance of the Annual Meeting, any request to our Corporate Secretary should be made no later than July 2, 2010.

       As a reminder, the information incorporated by reference above is also contained in our Annual Report to Shareholders, which is included in the materials sent to you with this Proxy Statement.

By Order of the Board of Directors,

Leo J. Graham
Corporate Secretary
Redding, California
June 18, 2010

APPENDIX A

AUDIT COMMITTEE CHARTER

1.           General Purpose:
The Audit Committee of North Valley Bancorp (“Bancorp”) is a committee comprised of at least three independent directors of North Valley Bancorp and will include an independent director from each of Bancorp’s subsidiary banks. The Audit Committee will represent the Bancorp and all of its subsidiary banks, (the “Company”), for purpose of Audit Committee functions. The purpose of the Audit Committee is to act on behalf of the Bancorp and Banks’ Boards of Directors in fulfilling the Boards’ oversight responsibilities with respect to:

1)	The integrity of the Company’s financial statements, financial reporting processes and systems of internal control regarding finance, accounting, security, regulatory and legal compliance;

2)	The independence, qualifications and performance of the Company’s independent auditors;

3)	The performance of the Company’s internal audit function and internal auditor;

4)	Communications among the independent auditors, management, the internal auditing department, and the Boards of Directors;

5)
Procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters; and

6)	Performance of Risk Management Program and of Chief Risk Officer.

2.            Statement of Policy:
The Audit Committee shall provide assistance to the directors of the Boards in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community related to accounting, reporting practices, and the quality and integrity of the financial reports of the Company. While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the Company’s reporting process and internal controls. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Company. In addition, the Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out these duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to such counsel or advisors. The Audit Committee representative shall report regularly to the Bancorp and Banks’ Boards of Directors so as to keep the individual Bancorp and Banks’ Boards up to date on the activities of the Audit Committee in assisting the Boards’ with their oversight responsibilities.

3.            Member Independence and Qualifications:
All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (SEC) and the Nasdaq National Market (NASDAQ) applicable to audit committee members as in effect from time to time, when and as required by the SEC and Nasdaq. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Bancorp or any current subsidiary of the Bancorp at any time during the prior three years. At least one member of the Audit Committee shall have experience or background sufficient to meet the NASDAQ financial sophistication requirements and would also meet the definition of an audit committee financial expert under the Securities Exchange Act of 1934.

4.            Member Compensation:
The members of the committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (i) accept any consulting, advisory, or other compensatory fee from Company or its affiliates or (ii) be an affiliated person of Company or its subsidiaries. Compensation for committee membership will be as set by the North Valley Bancorp Board of Directors.

5.            Responsibilities Related to Registered Public Accounting Firms and Audit Firms:
The Audit Committee shall be directly responsible for the appointment, evaluation, termination, compensation, and oversight of the work of any registered public accounting firm (“Independent Auditor”), or any audit firm employed by the Company and each such firm shall report directly to the Audit Committee. The Audit Committee’s retention of any Independent Auditor firm shall be subject to the applicable vote of shareholders.

The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by the Company to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at its next meeting.

The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor’s most recent quality-control review; (3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor, and Bancorp and/or its affiliates, consistent with the Financial Accounting Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor’s objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

The Audit Committee shall ensure the rotation of the lead audit partner and the “concurring or reviewing partner” every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Company of individuals formerly employed by the Independent Auditor.

The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

The Audit Committee shall discuss with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

6.            Oversight of the Integrity of the Financial Statements:
Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with Bancorp’ 10-K filings.

The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to Bancorp’ 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No. 61. The Chairperson or a member of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

The Audit Committee shall discuss with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of Bancorp’ financial statements.

7.            Oversight of Internal Audit Function and Internal Auditor / Risk Management Program and Chief  Risk Officer:
The Audit Committee shall review the appointment, performance, and termination of the Chief Risk Officer and Internal Auditor, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

        The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Audit Committee shall review significant Audit and Risk Review Reports (“Reports”) and/or recommendations prepared by Audit and Risk Management and review management’s responses to the Reports and/or recommendations.

The Audit Committee shall discuss material legal matters with the General Counsel of the holding company and subsidiary banks, including matters reflected in the Quarterly Litigation Report.

The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management’s response, if any, to such letter.

The Audit Committee shall review the results of management’s efforts to monitor compliance with the programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethics, including review and approval of insider and affiliated-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in Bancorp’s annual proxy statement.

The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Bancorp’s Board for approval.

8.            Oversight of the Credit Review Function
The Audit Committee shall review the appointment, performance, and termination of the external credit review service provider, who shall report regularly on the activities of the credit review program and shall meet with the Audit Committee at least annually.

        The Audit Committee shall approve the annual Credit Review Plan to assure the comprehensive coverage of significant risk areas.

9.            Compliance Oversight Responsibilities:
Obtain from the Independent Auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

The Audit Committee shall have oversight responsibility for the Banks’ compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Banks’ performance under this Act and recommend appointment by the appropriate Bank Board of the Community Reinvestment Act Officer.

In the event that a Suspicious Activity Report (“SAR”) must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to any of the Banks, a recommendation by the Bank’s legal counsel will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

The Audit Committee shall have the authority to appoint the Bank Secrecy Act Officer and the Bank Security Officer.

10.          Complaints:
The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Specifically, employees of the Company will be instructed that they may submit confidential, anonymous concerns regarding questionable accounting or auditing matters to the Chairperson of the Audit Committee without fear of retaliation, as outlined in the Code of Ethics / Code of Business Conduct and Ethics Policy.

11.          Meetings:
Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate and at least on a quarterly basis.

12.          Minutes:
The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancorp or the Banks. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

13.         Voting:
Every act consented to by a majority of the Audit Committee members present at a meeting (at which quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or By-Laws of Bancorp or Banks or applicable law.

14.         Telephone Conference Meetings:
Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

15.          Amendments:
This Charter of the Audit Committee may be amended only by a resolution of Bancorp’s Board.

APPENDIX B

NOMINATING COMMITTEE CHARTER

PURPOSE

       The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

        The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and The NASDAQ Marketplace Rules.

NOMINATION PROCESS

1.	The Nominating Committee shall, as it deems appropriate, identify, evaluate and interview individuals who may be qualified to be members of the Board of Directors.

2.
Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3.
Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4.
Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5.
Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

MEETINGS

The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation’s proxy solicitation materials or to fill vacancies in accordance with the Corporation’s bylaws.

MINUTES

        The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

Any conflicts between the provisions of this Charter and the provisions of the Corporation’s bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation’s bylaws.

APPENDIX C

DANIELSON FAIRNESS OPINION

April 15, 2010

Board of Directors
North Valley Bancorp
300 Park Marina Circle
Redding, California 96001

Dear Members of the Board,

This letter sets forth the opinion of Danielson Associates, LLC (“Danielson”) as to the fairness of the issuance of $40 million in Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”) and its assumed conversion into Common Stock (both steps are referred to herein as the “Transaction”) to the shareholders of North Valley Bancorp (the “Company”).

The Preferred Stock will have the following primary characteristics: (a) a price of $1,000 per share; (b) until conversion, dividends accruing at an annual rate of 12% that under certain conditions related to the timing of shareholder approval may increase to 15%, then 20%; (c) dividends cumulative and payable on a semi-annual basis; (d) convertible into Common Stock at a price of $1.50 per share on the Mandatory Conversion Date, which is the first business day after shareholder approval; and (e) if shareholder approval is not obtained within a certain timeframe, the conversion price will be reduced by 10%. The terms and conditions are more fully described in the Certificate of Determination, the Securities Purchase Agreement and the Registration Rights Agreement.

In rendering our Opinion we have done the following:

❖	Reviewed and analyzed drafts in substantially final form of the Certificate of Determination, the Securities Purchase Agreement and the Registration Rights Agreement.

❖
Reviewed the audited consolidated financial statements of the Company as of December 31, 2009, 2008 and 2007 and the related audited consolidated statements of operations, statements of stockholders equity and statements of cash flows for the fiscal years ended December 31, 2009, 2008 and 2007, contained in the Company’s Annual Report on Form 10-K.

❖	Reviewed the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2009, June 30, 2009 and September 30, 2009.

❖	Reviewed the Written Agreement between the Company and the Federal Reserve Bank of San Francisco executed on January 6, 2010.

❖	Reviewed and analyzed other publicly available information regarding the Company.

❖	Reviewed certain non-public information, including business plans, financial projections and third party loan reviews, regarding the Company.

❖	Reviewed the reported stock prices and trading activity of the Company’s Common Stock.

❖
Reviewed and analyzed certain publicly available information regarding the terms and conditions of the transaction, which includes the issuance of the Preferred Stock and its assumed conversion into Common Stock.

❖	Discussed past and current operations, financial condition and future prospects of the Company with senior executives and outside counsel of the Company.

❖	Reviewed and analyzed certain publicly available financial, transaction and stock market data of banking companies that we selected as relevant to our analysis.

❖	Conducted other analyses and considered other information we considered necessary or appropriate.

❖	Incorporated our assessment of the overall economic environment and market conditions as well as our experience in mergers and acquisitions, bank stock valuations and other transactions.

In rendering our opinion, we relied upon and assumed, without independent verification, the accuracy, reasonableness and completeness of the information, projections and forecasts provided to us (“Materials Received”). In particular, we relied upon the results of the external loan reviews of the Company’s loan portfolio and discussions of the reviews and their results and projections with executive management of the Company as well as the assumption that the Preferred Stock will be converted into Common Stock within the timeframe envisioned and that the Transaction will not result in a change of control of the Company. Danielson does not assume any responsibility for the accuracy, reasonableness and completeness of the Materials Received.

This opinion is based partly on data supplied to Danielson by the Company but Danielson also relied on some public information. All of the data is believed to be reliable. Danielson did not independently verify the completeness and the accuracy of such data and therefore it cannot be guaranteed.

This opinion is based on conditions as they exist, and the information we received, as of April 15, 2010, the date of this opinion. Danielson does not have any obligation to update, revise or reaffirm this opinion.

Danielson did not act as the Company’s financial advisor in this Transaction. Our involvement was limited to opining on the fairness of the Transaction to the Company and its shareholders from a financial point of view. Danielson has received a portion of its fee for its engagement and will receive the balance of its fee upon presentation of this Opinion and the issuance of the Preferred Stock. Our fee is not contingent upon the eventual conversion of Preferred Stock into Common Stock. In the past, Danielson has not performed any other services for the Company or North Valley Bank (the “Bank”) and there are no material relationships between Danielson and the Company or the Bank, or the Directors and executive officers of the Company or the Bank. At the time of issuance, there were no additional services contemplated between Danielson and the Company or the Bank.

This opinion was directed to the Company’s Board of Directors and is directed only to the fairness of the Transaction to the Company and its shareholders from a financial point of view. It does not address the underlying business decision of the Company to engage in the Transaction. Furthermore, this is not a recommendation as to how Company shareholders should vote at the Annual Meeting with respect to the Transaction, or any other matter.

Based on the foregoing, our experience, and other factors we deemed relevant, it is our opinion that as of the date hereof the Transaction is fair to the Company and its shareholders from a financial point of view.

Respectfully submitted,

David G. Danielson
President
Danielson Associates, LLC

APPENDIX D

Certificate of Determination

State of California Secretary of State

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

That the attached transcript of 25 page(s) is a full, true and correct copy of the original record in the custody of this office.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

APR 16 2010

DEBRA BOWEN Secretary of State

CERTIFICATE OF DETERMINATION

OF

MANDATORILY CONVERTIBLE CUMULATIVE

PERPETUAL PREFERRED STOCK, SERIES A

OF

NORTH VALLEY BANCORP

Pursuant to Section 401 of the Corporations Code of the State of California:

We, Michael J. Cushman, President and Chief Executive Officer, and Leo J. Graham, Corporate Secretary, of North Valley Bancorp, a corporation organized under the laws of the State of California (hereinafter called the “Corporation”), do hereby certify as follows:

1.
On April 15, 2010, the Board of Directors of the Corporation adopted a resolution designating 40,000 shares of serial preferred stock (hereinafter referred to as the “Preferred Stock”) as Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A.

2.	No shares of Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A have been issued.

3.
Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, the following resolution was duly adopted by the Board of Directors on April 15, 2010, creating the series of Preferred Stock designated as Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A:

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation, as amended, and applicable law, a series of preferred stock of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

Section 1.    Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series A” (the “Preferred Stock”). The number of shares constituting such series shall be 40,000. The Preferred Stock shall have no par value per share.

Section 2.    Ranking. The Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with each class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”), and (ii) senior to the Corporation’s common stock, no par value per share (the “Common Stock”), any equity securities of the Company issued pursuant to the Amended and Restated Shareholder Protection Rights Agreement dated as of March 26, 2009, and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the approval of the Holders; provided, however, that for as long as the Preferred Stock remains outstanding, no preferred stock of the Corporation that would rank senior to the Preferred Stock may be issued without, in each case, the express approval of the Holders of at least two-thirds of the issued and outstanding shares of Preferred Stock voting as a single class.

Section 3.   Definitions. The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)            “Additional Stock” has the meaning set forth in Section 10(a)(viii)(F).

(b)            “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(c)            “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(d)        “Business Day” means any day that is not Saturday or Sunday and that, in the City of New York and in the State of California, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(e)            “Certificate of Determination” means this Certificate of Determination of North Valley Bancorp, dated April 15, 2010.

(f)         “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Global Select Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Global Select Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose, subject to ultimate joint approval by the Board of Directors and the Holders.

For purposes of this Certificate of Determination, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Global Select Market shall be such closing sale price and last reported sale price as reflected on the website of the NASDAQ Global Select Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

(g)           “Common Stock” has the meaning set forth in Section 2.

(h)            “Common Stock Equivalents” means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, shares of Common Stock.

(i)             “Conversion Date” means, as applicable, the Mandatory Conversion Date or the Section 15 Conversion Date.

(j)             “Conversion Price” means for each share of Preferred Stock, $1.50; provided that if the Shareholder Approvals are not obtained by the six month anniversary of the Effective Date, the Conversion Price shall be reduced by ten percent (10%) (subject to further adjustment or limitation from time to time in a manner consistent with the provisions of Section 10).

(k)            “Corporation” means North Valley Bancorp, a California corporation.

(1)            “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(m)           “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(n)           “Distribution” has the meaning set forth in Section 4(g).

(o)           “Dividend Rate” means the following respective rates during each of the following respective periods:

(i)	12% per annum for the Section 4 Dividend Period beginning on the Effective Date and ending on the six (6) month anniversary of the Effective Date (the “First Period End Date”);

(ii)	15% per annum for the Section 4 Dividend Period beginning on the First Period End Date and ending on the six (6) month anniversary of the First Period End Date (the “Second Period End Date”); and

(iii)	20%) per annum for the dividends accruing during all Section 4 Dividend Periods subsequent to the Second Period End Date.

(p)            “Effective Date” means the date on which shares of the Preferred Stock are first issued.

(q)           “Exchange Property” has the meaning set forth in Section 11(a).

(r)            “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock trades without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(s)            “Filing Date” has the meaning set-forth in Section 10(a)(viii)(A).

        (t)            “First Dilutive Issuance” has the meaning set forth in Section 10(a)(viii)(A).

(u)           “Holder” means the Person in whose name the shares of the Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(v)           “Junior Securities” has the meaning set forth in Section 2.

(w)           “Liquidation Preference” means, as to the Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Preferred Stock).

(x)         “Mandatory Conversion Date” means, with respect to the shares of Preferred Stock of any Holder, the third Business Day after which the Corporation has received the Shareholder Approvals (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(y)            “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(z)            “Parity Securities” has the meaning set forth in Section 2.

(aa)          “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(bb)         “Preferred Stock” has the meaning set forth in Section 1.

(cc)          “Record Date” has the meaning set forth in Section 4(d).

(dd)         “Reorganization Event” has the meaning set forth in Section 11(a).

(ee)          “Section 4 Dividend Payment Date” has the meaning set forth in Section 4(b).

(ff)           “Section 4 Dividend Period” has the meaning set forth in Section 4(c).

(gg)         “Section 15 Conversion Date” has the meaning set forth in Section 15.

(hh)          “Shareholder Approvals” means the shareholder approvals necessary (i) to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of Common Stock to 60,000,000 and (ii) to approve the conversion of the Preferred Stock into Common Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

(ii)            “Subsequent Dilutive Issuance” has the meaning set forth in Section 10(a)(viii)(A).

(jj)            “Trading Day” means a day on which the shares of Common Stock:

                 (i)      are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

                (ii)      have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(kk)          “Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        Section 4.    Dividends. .

(a)            From and after the Effective Date, the Holders shall be entitled to receive, only if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, cumulative dividends of the type and in the amounts determined as set forth in this Section 4, and no more, provided, however, if the Mandatory Conversion Date occurs before the six month anniversary of the Effective Date, then no accrued dividends shall be payable.

(b)            Subject to Section 4(a), commencing on the Effective Date, dividends shall accrue and be payable semi-annually in arrears commencing on the six (6) month anniversary of the Effective Date and continuing on each six (6) month anniversary thereafter (each, a “Section 4 Dividend Payment Date”) or, if any such day is not a Business Day, the next Business Day, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors. Dividends payable pursuant to this Section 4, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, will be, for each outstanding share of Preferred Stock, payable in cash at an annual rate equal to the Dividend Rate multiplied by the sum of (A) the Liquidation Preference plus (B) all accrued and unpaid dividends for any prior Section 4 Dividend Period that are payable on such share of Preferred Stock, payable in cash.

(c)            Dividends payable pursuant to Section 4 will be computed on the basis of a 360-day year of twelve 30-day months and, for any Section 4 Dividend Period greater or less than a full Section 4 Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360. The period from the Effective Date to but excluding June 30, 2010 and each period from and including a Section 4 Dividend Payment Date to but excluding the following Section 4 Dividend Payment Date is herein referred to as a “Section 4 Dividend Period”.

(d)            Each dividend will be payable to Holders of record as they appear in the records of the Corporation on the applicable record date (each, a “Record Date”), which with respect to dividends payable pursuant to this Section 4, shall be on the fifteenth day of the month immediately prior to the month in which the relevant Section 4 Dividend Payment Date occurs.

(e)            Dividends on the Preferred Stock are cumulative. To the extent that the Board of Directors does not declare and pay dividends on the Preferred Stock for a Section 4 Dividend Period prior to the related Section 4 Dividend Payment Date, in full or otherwise, such unpaid dividend shall accrue and shall cumulate from such scheduled Section 4 Dividend Payment Date, shall compound on each subsequent Section 4 Dividend Payment Date and shall be payable semi-annually in arrears on each subsequent Section 4 Dividend Payment Date. As used herein, the term “accrued” includes both accrued and accumulated dividends.

(f)            So long as any shares of Preferred Stock remain outstanding, if all dividends on all outstanding shares of the Preferred Stock for any Section 4 Dividend Period have not been declared and paid, or declared and funds set aside therefor, the Corporation shall not (x) declare or pay dividends with respect to, or make any distributions on, or, directly or indirectly, redeem, purchase or acquire any of its Junior Securities or (y) directly or indirectly, redeem, purchase or acquire any of its Parity Securities, other than, in each case, (i) redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, (ii) any declaration of a dividend in connection with any shareholders’ rights plan, or the issuance of rights, stock or other property under any shareholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions or exchanges of Junior Securities or Parity Securities for Junior Securities or Parity Securities, respectively, and (iv) any purchase of fractional interests in shares of the Corporation’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged. If dividends payable pursuant to Section 4 for any Section 4 Dividend Payment Date are not paid in full, or declared and funds set aside therefor on the shares of the Preferred Stock and there are issued and outstanding shares of Parity Securities with the same Section 4 Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Section 4 Dividend Payment Dates, on a dividend payment date falling within a Section 4 Dividend Period applicable to such Section 4 Dividend Payment Date), then all dividends declared on shares of the Preferred Stock and such Parity Securities on such date or dates, as the case may be, shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full semi-annual dividends per share payable on the shares of the Preferred Stock pursuant to Section 4 and all such Parity Securities otherwise payable on such Section 4 Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Section 4 Dividend Payment Dates, on a dividend payment date falling within a Section 4 Dividend Period applicable to such Section 4 Dividend Payment Date) (subject to such dividends on such Parity Securities having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued and unpaid dividends) bear to each other.

(g)            In addition, so long as any shares of Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or make any Distribution on any Common Stock, unless at the time of such dividend or Distribution the Corporation simultaneously pays a dividend or makes a Distribution on each outstanding share of Preferred Stock in an amount equal to the product of (i) the dividend payable or Distribution to be made on each share of Common Stock and (ii) the number of shares of Common Stock issuable upon conversion of a share of Preferred Stock (assuming receipt of the Shareholder Approvals and, if necessary, regulatory approvals), calculated on the record date for determination of holders entitled to receive such dividend or Distribution. For purposes hereof, “Distribution” shall mean the transfer of cash, securities or other assets or property, including, without limitation, evidences of indebtedness, shares of capital stock or securities (including, without limitation, any dividend or distribution of (i) shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in a “spin-off” transaction or (ii) rights or warrants to purchase shares of Common Stock (other than rights issued pursuant to a shareholders’ rights plan, a dividend reinvestment plan or other similar plans), without consideration, whether by way of dividend or otherwise.

(h)            If a Conversion Date with respect to any share of Preferred Stock occurs on or prior to the Record Date for any declared dividend applicable to any Section 4 Dividend Period, the Holder of such share of Preferred Stock will not have the right to receive any dividends on the Preferred Stock with respect to such Section 4 Dividend Period, provided that this shall not affect any rights to receive any accrued and unpaid dividends on the Preferred Stock attributable to any Section 4 Dividend Period completed prior to such Record Date. If a Conversion Date is after the Record Date for any declared dividend applicable to any Section 4 Dividend Period and prior to the relevant Section 4 Dividend Payment Date, such Holder shall receive that dividend on the relevant Section 4 Dividend Payment Date if such Holder was the Holder of record on the Record Date for that dividend.

        Section 5.    Liquidation.

(a)            In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (X) the Liquidation Preference per share of Preferred Stock, plus an amount equal to (i) any accrued and unpaid dividends (regardless of whether any dividends are actually declared) and (ii) any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation, dissolution or winding up and (Y) 110% of the payment or distribution to which such Holders would be entitled if the Preferred Stock were converted to Common Stock (assuming receipt of the Shareholder Approvals and, if necessary, regulatory approvals) immediately before such liquidation, dissolution, or winding up, in each case out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)           In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Preferred Stock and the corresponding amounts payable on any Parity Securities, the Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)           The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6.   Maturity. The Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Determination.

        Section 7.   Redemptions.

(a)            Redemption by the Holder. Holders of Preferred Stock will have no right to require redemption of any shares of Preferred Stock.

(b)        No Redemption by the Corporation. The Preferred Stock shall not be redeemable by the Corporation at any time. The Preferred Stock shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Preferred Stock.

        Section 8.    Mandatory Conversion.

(a)            Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Preferred Stock of a Holder, all such Holder’s shares of Preferred Stock shall, subject to the provisions of Section 15, automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference, plus the aggregate sum of all accrued and unpaid dividends with respect to (1) any Section 4 Dividend Period completed prior to the Record Date for the Section 4 Dividend Period in which the

Mandatory Conversion Date occurs, plus, if applicable, (2) the Section 4 Dividend Period in which the Mandatory Conversion Date occurs if the Mandatory Conversion Date occurs after the Record Date for such Section 4 Dividend Period (provided, however, that if the Mandatory Conversion Date occurs before the six month anniversary of the Effective Date, then no dividends shall be included in the numerator), by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof). Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

(b)            If a Conversion Date with respect to any share of Preferred Stock occurs on or prior to the Record Date for any declared dividend applicable to any Section 4 Dividend Period, the Holder of such share of Preferred Stock will not have the right to receive any dividends on the Preferred Stock with respect to such Section 4 Dividend Period, provided that this shall not affect any rights to receive any accrued and unpaid dividends on the Preferred Stock attributable to any Section 4 Dividend Period completed prior to such Record Date.

        Section 9.    Conversion Procedures.

(a)            Upon receipt by the Corporation of the Shareholder Approvals, the Corporation shall provide, within two (2) Business Days thereafter, notice of mandatory conversion to such Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

       (i)       the Mandatory Conversion Date;

       (ii)     after giving effect to the provisions of Section 15, the number of shares of Preferred Stock held of record by such Holder (x) subject to conversion on the Mandatory Conversion Date and (y) that will remain outstanding pursuant to the provisions of Section 15, if any;

         (iii)   the Conversion Price and the resulting number of shares of Common Stock to be issued upon conversion of each share of Preferred Stock subject to mandatory conversion; and

        (iv)     if certificates are to be issued, the place or places where certificates for shares of Preferred Stock held of record by such Holder and subject to mandatory conversion are to be surrendered for issuance of certificates representing shares of Common Stock.

(b)            Effective immediately prior to the close of business on a Conversion Date, with respect to any shares of Preferred Stock to be converted on such Conversion Date, dividends shall no longer be declared on any such shares of Preferred Stock and such shares of Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Common Stock issuable upon such mandatory conversion, (ii) any accrued and unpaid dividends on such shares to the extent provided in Section 4 and (iii) any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

(c)            Prior to the close of business on a Conversion Date, with respect to any share of Preferred Stock to be converted on such Conversion Date, the shares of Common Stock issuable upon conversion thereof or other securities issuable upon conversion of such share of Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to such shares of Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Preferred Stock, except to the extent provided in Section 4(g).

(d)            Shares of Preferred Stock duly converted in accordance with this Certificate of Determination, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Preferred Stock below the number of shares of Preferred Stock then outstanding.

(e)            The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the relevant Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(f)         On a Conversion Date with respect to any share of Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

        Section 10.    Anti-Dilution Adjustments.

        (a)            The Conversion Price shall be subject to the following adjustments:

         (i)     Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

the numerator is the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, and the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this Section 10(a)(i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any dividend or distribution described in this Section 10(a)(i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock).

       (ii)     Subdivisions, Splits and Combinations of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

the numerator is the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination, and the denominator is the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this Section 10(a)(ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any subdivision, split or combination described in this Section 10(a)(ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock).

         (iii)   Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

the numerator is sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, and the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the total number of shares of Common Stock issuable pursuant to such rights or warrants.

For the purposes of this Section 10(a)(iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. The Corporation shall not issue any such rights or warrants in respect of shares of the Common Stock acquired by the Corporation. In the event that such rights or warrants described in this Section 10(a)(iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock). To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock). In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in good faith by the Board of Directors). If an adjustment to the Conversion Price is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided in this Section  10(a)(iii).

        (iv)    Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in Section 10(a)(i), any rights or warrants referred to in Section 10(a)(iii), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

the numerator is the Current Market Price per share of Common Stock on such date minus the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors, and the denominator is the Current Market Price per share of Common Stock on such date.

  provided that, if the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors is equal to or greater than the Current Market Price per share of Common Stock on such date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of Distributed Property such Holder would have received had such Holder’s Preferred Stock been converted into such number of shares of Common Stock that such Holder’s shares of Preferred Stock would then be convertible on the Ex-Date for such distribution.

 In a “spin-off,” where the Corporation makes a distribution to all or substantially all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Common Stock would as though such Holder’s shares of Preferred Stock had been converted into such number of shares of Common Stock that such Holder’s shares of Preferred Stock would then be convertible.

In the event that such distribution described in this Section 10(a)(iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock). If an adjustment to the Conversion Price is required under this Section 10(a)(iv), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iv).

       (v)    Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend or distribution on the Common Stock to the extent a corresponding cash dividend or distribution pursuant to Section 4 is paid on the Preferred Stock, (b) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (c) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

the numerator is the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date minus the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Section 10(a)(v), and the denominator is the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

 In the event that any distribution described in this Section 10(a)(v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock).

Notwithstanding the foregoing, if the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Section 10(a)(v), is equal to or greater than the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of cash such Holder would have received had such Holder’s Preferred Stock been converted into such number of shares of Common Stock that such Holder’s shares of Preferred Stock would then be convertible on the Ex-Date for such distribution.

        (vi)    Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS-l x SP
AC + (SP x OS-2)

        where,

SP = the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS-1 = the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS-2 = the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.

AC = the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

 In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock). Except as set forth in the preceding sentence, if the application of this Section 10(a)(vi) to any tender offer or exchange offer would result in a decrease in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this Section 10(a)(vi).

          (vii)    Rights Plans. To the extent that the Corporation has a shareholder rights plan in effect with respect to the Common Stock on the Conversion Date, upon conversion of any shares of the Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in Section 10(a)(iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

                 (viii)  Other Issuances of Additional Stock.

     (A)         For so long as any shares of Preferred Stock remain outstanding, if the Corporation shall issue (or be deemed to have issued), after the date of filing of this Certificate of Determination (the “Filing Date”), any Additional Stock (as defined below in Section 10(a)(viii)(F)) without consideration or for a consideration per share less than the Conversion Price for the Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this Section 10(a)(viii)) be adjusted to a price equal to (calculated to the nearest cent) the product obtained by multiplying the Conversion Price for the Preferred Stock in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance of Additional Stock would purchase at the Conversion Price for Preferred Stock in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued. In the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the “First Dilutive Issuance”), then in the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Price shall be reduced to the Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

     (B)          Except to the limited extent provided for in subsections Section 10(a)(viii)(E)(3) or Section 10(a)(viii)(E)(4), no adjustment of the Conversion Price for Preferred

Stock pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

    (C)          In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

    (D)         In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation’s Board of Directors irrespective of any accounting treatment.

    (E)          In the case of the issuance (whether before, on or after the Filing Date) of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock, the following provisions shall apply for all purposes of this Section 10(a)(viii):

   (1)           The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 10(a)(viii)(C) and Section 10(a)(viii)(D)) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

   (2)           The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability,

including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 10(a)(viii)(C) and Section 10(a)(viii)(D)).

   (3)           In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price for Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

   (4)           Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities (but giving effect to any intervening adjustments that may have been made with respect to the Preferred Stock).

   (5)           The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 10(a)(viii)(E)(3) or Section 10(a)(viii)(E)(4).

    (F)          “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 10(a)(viii)(E)) by this Corporation after the Filing Date for so long as any shares of Preferred Stock remain outstanding, other than:

                   (1)          shares of Common Stock or Common Stock Equivalents issued pursuant to an event or transaction described in Section 10(a)(i) or Section 10(a)(ii);

                   (2)          shares of Common Stock issued pursuant to an event or transaction described in Section 10(c)(iii);

                   (3)          shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock;

                   (4)          shares of Common Stock issued (or deemed to have been issued pursuant to Section 10(a)(viii)(E)) in connection with a Reorganization Event.

 (b)           The Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

 (c)           (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the applicable Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii)           No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Preferred Stock may then be converted.

        (iii)         The Conversion Price shall not be adjusted:

 (A)            upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

 (B)             upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;

 (C)             upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Preferred Stock were first issued and not substantially amended thereafter;

             (D)             for accrued and unpaid dividends on the Preferred Stock.

 (d)           Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

        Section 11.    Reorganization Events.

 (a)           In the event that, for so long as any shares of Preferred Stock remain outstanding, there occurs:

                (i)       any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

           (ii)      any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

         (iii)     any reclassification of the Common Stock into securities including securities other than the Common Stock; or

         (iv)    any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

 (any such event specified in this Section 11(a), a “Reorganization Event”), then each share of Preferred Stock outstanding immediately prior to such Reorganization Event shall, at the option of the Holders, either convert into the kind of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of that number of shares of Common Stock into which the share of Preferred Stock would then be convertible (such securities, cash and other property, the “Exchange Property”) plus an amount in cash equal to any accrued and unpaid dividends on such Preferred Stock, or be entitled to receive liquidating distributions in accordance with Section 5 as if such Reorganization Event were a liquidation of the Corporation.

 (b)           In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

 (c)           The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

 (d)           The Corporation (or any successor) shall, within seven (7) days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

 (e)           The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement does not interfere with or prevent (as applicable) (i) conversion of the Preferred Stock into the Exchange Property or (ii) the ability of Holders to receive, at their option, a liquidating distribution in accordance with Section 5, in each case, in a manner that is consistent with and gives effect to this Section 11.

        Section 12.    Voting Rights.

 (a)           Holders shall not have any voting rights except as set forth in this Section 12 or as otherwise from time to time required by law.

       (b)           Voting Rights.

        (i)      So long as any shares of Preferred Stock are outstanding, in addition to any other vote or written consent of shareholders required by law or by the Articles of Incorporation, the vote or written consent of the holders of at least two-thirds of the outstanding shares of Preferred Stock (subject to the last paragraph of this Section 12(b)(i)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

  (A)          Authorization of Senior Stock. Any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Articles of Incorporation (including this Certificate of Determination) to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of any class or series of the Corporation’s capital stock ranking senior to the Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

  (B)          Amendment of Preferred Stock. Any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Corporation’s Articles of Incorporation (including this Certificate of Determination) or the Corporation’s Bylaws that would alter or change the rights, preferences or privileges of the Preferred Stock so as to affect them adversely;

provided, however, that for all purposes of this Section 12(b), (1) any increase in the amount of the Corporation’s authorized but unissued shares of preferred stock, (2) any increase in the amount of the Corporation’s authorized or issued Preferred Stock, and (3) to the extent allowed by California law, the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation ranking equally with or junior to the Preferred Stock either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not, in and of itself, be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock.

           (ii)     So long as any shares of Preferred Stock are outstanding a Holder shall be entitled to vote, with a number of votes equal to that number of shares of Common Stock into which such Holder’s shares of Preferred Stock would then be convertible, together with the holders of Common Stock acting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, for effecting or validating any consummation of any Reorganization Event, as defined in Section 11 above;

        (iii)    Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Preferred Stock shall have been converted into shares of Common Stock.

 (c)           Change for Clarification. Without the vote or written consent of the holders of the Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Preferred Stock:

           (i)      to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Determination that may be ambiguous, defective or inconsistent; or

                (ii)     to make any provision with respect to matters or questions relating to the Preferred Stock that is not inconsistent with the provisions of this Certificate of Determination.

 (d)       Procedures for Voting and Written Consents. The rules and procedures for calling and conducting any meeting of the holders of Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such written consents shall be governed by the requirements of the Articles of Incorporation, the Bylaws, applicable law and any national securities exchange or other trading facility, if any, on which the Preferred Stock or Common Stock is listed or traded at the time.

        Section 13.    Fractional Shares.

 (a)           No fractional shares of Common Stock will be issued as a result of any conversion of shares of Preferred Stock.

 (b)           In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the fair value of a fraction, which fair value shall be determined based upon the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the applicable Conversion Date.

 (c)           If more than one share of the Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Preferred Stock so surrendered.

        Section 14.    Reservation of Common Stock.

 (a)           The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for issuance upon the conversion of shares of Preferred Stock as provided in this Certificate of Determination free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Preferred Stock (assuming receipt of Shareholder Approvals and, if necessary, regulatory approvals), then outstanding, based on the Applicable Conversion Price. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder and there was regulatory impediment to such conversion,

 (b)           All shares of Common Stock delivered upon conversion of the Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

 (c)           Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

 (d)           The Corporation hereby covenants and agrees that it will list and keep listed on the Trading Market, so long as the Common Stock shall be so listed on the Trading Market, all the Common Stock issuable upon conversion of the Preferred Stock.

        Section 15.    Limitations on Beneficial Ownership.

  Notwithstanding anything to the contrary contained herein, if the number of shares to be issued to a Holder of Preferred Stock upon a conversion to Common Stock would cause the Holder, together with any holdings of Common Stock already held directly or indirectly by the Holder, or by any other Person whose Common Stock would be aggregated with such Holder’s Common Stock for purposes of any bank regulation, to (i) require prior approval of any banking regulator to acquire those shares, (ii) violate any bank regulation, or (iii) collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Holder) would represent more than 9.9% of the voting securities of the Company outstanding at such time (each, a “Violation”), the Corporation will not issue shares of the Corporation to the extent, and only to the extent, such issuance would result in a Violation until shares may be issued without causing a Violation (the third Business Day following the date such shares may be issued without causing a Violation, the “Section 15 Conversion Date”), and then only in accordance with the terms and conditions of any required approvals. By accepting ownership of the Preferred Stock, and as a condition to the Corporation’s obligation to issue Common Stock upon conversion or to pay any further dividends to such Holder, each Holder agrees (i) to provide the Corporation all such customary and necessary information and documents as the Corporation may reasonably require in order for the Corporation to determine the status of compliance with any potential bank regulatory approval requirements; provided, that such Holder shall not be obligated to provide any information, the disclosure of which either (x) is prohibited by applicable law or contract (and such Holder shall not be obligated to seek the consent of any person to such disclosure) or (y) in the reasonable judgment of such Holder’s investment adviser, would be adverse to the interests of such Holder or such investment adviser or their respective partners or clients, and (ii) that the Holder shall be solely responsible at the Holder’s sole expense for obtaining any such approvals, but shall keep the Corporation fully informed as to the status of the Holder’s efforts to obtain approvals and the resolution of any applications for approval. To the extent such approvals are not obtained, the shares of Preferred Stock that are not convertible shall remain outstanding and accrue dividends in accordance with the provisions of Section 4. Notwithstanding any other provision of this Certificate of Determination (as it may hereafter be amended) or of the Preferred Stock, during any period of delay beyond the Mandatory Conversion Date because of the need for a regulatory approval as described in this Section 15, the Corporation shall not be obligated to pay any damages for delay in issuance and delivery of the Common Stock.

        Section 16.    Replacement Certificates.

 (a)           The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

 (b)           The Corporation shall not be required to issue any certificates representing the Preferred Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Preferred Stock formerly evidenced by the certificate.

        Section 17.    Miscellaneous.

 (a)           All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or five (5) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Determination) with postage prepaid, addressed: (i) if to the Corporation, to its office at 300 Park Marina Circle, Redding California 96001, Attention: President and Chief Executive Officer, with a copy to the Corporation’s Corporate Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

 (b)           The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Preferred Stock or shares of Common Stock or other securities issued on account of Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

 (c)           All payments on the shares of Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

 (d)           No share of Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Determination as to any securities of the Corporation, or any: warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

 (e)           The shares of Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Corporation’s Articles of Incorporation or as provided by applicable law.

 (f)           The Corporation covenants not to treat the Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOLLOWS]

 RESOLVED, that all actions taken by the officers and directors of the Corporation or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.

 IN WITNESS WHEREOF, the undersigned have caused this Certificate of Determination to be executed this 15th day of April, 2010.

Michael J. Cushman	Leo J. Graham
President and Chief Executive Officer	Corporate Secretary

 We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Michael J. Cushman	Leo J. Graham
President and Chief Executive Officer	Corporate Secretary

Date: April 15, 2010.

APPENDIX E

FORM OF SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”) is dated as of April 20, 2010, by and among North Valley Bancorp, a California corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser is executing and delivering this Agreement in the same form as each other Purchaser, and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Company’s mandatorily convertible cumulative perpetual preferred stock, $1,000 liquidation preference per share (the “Preferred Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be not less than 40,000 shares of Preferred Stock and shall be collectively referred to herein as the “Preferred Shares”). When purchased, the Preferred Stock will have the terms set forth in a certificate of determination for the Preferred Stock in the form attached as Exhibit A hereto (the “Certificate of Determination”) made a part of the Company’s Articles of Incorporation, as amended, by the filing of the Certificate of Determination with the Secretary of State of the State of California (the “California Secretary”). The Preferred Stock will be convertible into shares (the “Underlying Shares” and, together with the Preferred Shares, the “Securities”) of the common stock, no par value per share, of the Company (the “Common Stock”), subject to and in accordance with the terms and conditions of the Certificate of Determination.

C.           The Company has engaged Sandler O’Neill & Partners, L.P. and FIG Partners, LLC as its exclusive co-placement agents (the “Placement Agents”) for the offering of the Preferred Shares.

D.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Securities under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agency” has the meaning set forth in Section 3.1(qq).

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Articles of Incorporation” means the Articles of Incorporation of the Company and all amendments and certificates of determination thereto, as the same may be amended from time to time.

“Bank” means North Valley Bank, a California banking corporation with its head office in Redding, California.

“BHC Act” has the meaning set forth in Section 3.1(b).

“Board” has the meaning set forth in Section 2.2(a)(v).

“Board Recommendation” has the meaning set forth in Section Section 4.11(a).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in the City of New York and in the State of California are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 4.1(e).

“Buy-In Price” has the meaning set forth in Section 4.1(e).

“California Courts” means the state and federal courts sitting in the State of California.

“California Secretary” has the meaning set forth in the Recitals.

“Certificate of Determination” has the meaning set forth in the Recitals.

“CIBC Act” means the Change in Bank Control Act.

“Closing” means the closing of the purchase and sale of the Preferred Shares pursuant to this Agreement.

“Closing Bid Price” means, for any security as of any date, the last closing price for such security on the Principal Trading Market, as reported by Bloomberg, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 p.m., New York City Time, as reported by Bloomberg, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder. If the Company and the holder are unable to agree upon the fair market value of such security, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination to an independent, reputable investment bank selected by the Company and approved by the holder or (b) the disputed arithmetic calculation to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company Counsel” means Dodd Mason George LLP.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Reports” has the meaning set forth in Section 3.1(mm).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable investigation.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“DFI” has the meaning set forth in Section 3.1(mm).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“ERISA” has the meaning set forth in Section 3.1(ss).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” has the meaning set forth in Section 3.1(mm).

“Follow-up Special Meeting” has the meaning set forth in Section 4.11(b).

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indemnified Person” has the meaning set forth in Section 4.8(b).

“Initial Shareholders Meeting” has the meaning set forth in Section 4.11(a).

“Insurer” has the meaning set forth in Section 3.1(qq).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restriction of any kind.

“Loan Investor” has the meaning set forth in Section 3.1(qq).

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, provided, however, in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in generally accepted accounting principles except to the extent such change disproportionately adversely affects the Company and its Subsidiaries, taken as a whole, (B) changes, after the date hereof, in laws of general applicability or interpretations thereof by courts or governmental authorities, except to the extent such change disproportionately adversely affects the Company and its Subsidiaries, taken as a whole, (C) actions or omissions by any party taken with the prior written permission of the other party or upon the written recommendation of the other party or required under this Agreement, (D) the imposition of any regulatory enforcement action by the FDIC or the DFI as to the Bank and by the Federal Reserve as to the Company to the extent such regulatory enforcement actions were disclosed on Schedule 3.1(oo), or (E) changes, after the date hereof, in global or national or regional political conditions (including the outbreak of war or acts of terrorism) or in general or regional economic or market conditions affecting financial institutions or their holding companies generally except to the extent that any such changes in general or regional economic or market conditions have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole.

“Material Contract” means any contract of the Company that was, or was required to be, filed as an exhibit pursuant to Item 601 of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(p).

“Money Laundering Laws” has the meaning set forth in Section 3.1(jj).

“New Security” has the meaning set forth in Section 4.17(a).

“OFAC” has the meaning set forth in Section 3.1(ii).

“Offering” has the meaning set forth in Section 4.17(b).

“Outside Date” means the thirtieth day following the date of this Agreement; provided that if such day is not a Business Day, the first day following such day that is a Business Day.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents” has the meaning set forth in the Recitals.

“Preferred Shares” has the meaning set forth in the Recitals.

“Preferred Stock” has the meaning set forth in the Recitals.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Global Select Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $1,000.00 per Preferred Share.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.8(a).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agreement” has the meaning set forth in Section 3.1(oo).

“Reserve Bank” means the Federal Reserve Bank of San Francisco.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(v).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder Approvals” has the meaning set forth in Section 4.11(a).

“Shareholder Proposals” has the meaning set forth in Section 4.11(a).

“Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”.

“Subsidiary” means the Bank and any other entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Certificate of Determination and any other documents or agreements executed or delivered in connection with the transactions contemplated hereunder.

“Transfer Agent” means BNY Mellon Shareowner Services, or any successor transfer agent for the Company.

“Underlying Shares” has the meaning set forth in the Recitals.

“Written Agreement” means that certain Written Agreement, dated as of January 6, 2010, by and among the Company, the Bank, and the Reserve Bank.

ARTICLE II
PURCHASE AND SALE

2.1           Closing.

(a)           Purchase of Preferred Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Preferred Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Preferred Share price equal to the Purchase Price.

(b)           Closing. The Closing of the purchase and sale of the Preferred Shares shall take place at the offices of Dodd Mason George LLP, 1740 Technology Drive, Suite 205, San Jose, California 95110, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)           Form of Payment. Unless otherwise agreed to by the Company and a Purchaser (as to itself only), on the Closing Date, (1) the Company shall deliver to each Purchaser one or more stock certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing; if not, then facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within two (2) Business Days of the Closing Date), evidencing the number of Preferred Shares set forth on such Purchaser’s signature page to this Agreement (or, if the Company and such Purchaser agree, the Company shall cause to be made a book-entry record through the facilities of DTC representing the Preferred Shares registered in the name of such Purchaser or as otherwise set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto) and (2) upon receipt thereof, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, in accordance with the Company’s written wire transfer instructions, which instructions shall be delivered to each Purchaser not less than three (3) Business Days prior to Closing.

2.2           Closing Deliveries.

(a)           On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)            this Agreement, duly executed by the Company;

(ii)           one or more stock certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing; if not, then facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within two (2) Business Days of the Closing Date), evidencing the Preferred Shares subscribed for by Purchaser hereunder, registered in the name of such Purchaser or as otherwise set forth on the Stock Certificate Questionnaire (the “Stock Certificates”) (or, if the Company and such Purchaser agree, the Company shall cause to be made a book-entry record through the facilities of DTC representing the Preferred Shares registered in the name of such Purchaser or as otherwise set forth on the Stock Certificate Questionnaire);

(iii)          a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers;

(iv)         the Registration Rights Agreement, duly executed by the Company;

(v)          a certificate of the Secretary of the Company, in the form attached hereto as Exhibit E (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company (the “Board”) or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the articles of incorporation, as amended (including a copy of the Certificate of Determination certified by the California Secretary of State), and bylaws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vi)         the Compliance Certificate referred to in Section 5.1(g); and

(vii)        a Certificate of Good Standing for the Company from the California Secretary of State as of a recent date.

(b)           On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)            this Agreement, duly executed by such Purchaser;

(ii)           its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer in accordance with the Company’s written instructions, which instructions shall be delivered to each Purchaser not less than three (3) Business Days prior to Closing;

(iii)          the Registration Rights Agreement, duly executed by such Purchaser; and

(iv)         a fully completed and duly executed Accredited Investor Questionnaire, reasonably satisfactory to the Company, and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2 , respectively.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that:

(a)           Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification. The Company and each of its “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Significant Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not be expected to have a Material Adverse Effect. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). The deposit accounts of the Bank are insured up to applicable limits by the Federal Deposit Insurance Corporation, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company and each of its Subsidiaries have conducted their respective businesses in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(c)           Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Preferred Shares in accordance with the terms hereof and, subject to the Shareholder Approvals, to issue the Underlying Shares in accordance with the Certificate of Determination. The Company’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Shares and the Underlying Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. There are no shareholder agreements, voting agreements, voting trust agreements or similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s shareholders.

(d)           No Conflicts. Except as described in Schedule 3.1(d) hereto, the execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, (x) the issuance of the Preferred Shares, (y) the issuance and reservation for issuance of the Underlying Shares and (z) the payment of dividends in accordance with the terms of the Certificate of Determination) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including the Trading Market), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)           Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Trading Market) or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, (x) the issuance of the Preferred Shares, (y) the issuance and reservation for issuance of the Underlying Shares and (z) the payment of dividends in accordance with the terms of the Certificate of Determination), other than (i) obtaining the Shareholder Approvals required to authorize and issue the Underlying Shares in accordance with the terms of the Certificate of Determination, (ii) the filing of the Certificate of Determination with the California Secretary, (iii) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (iv) filings required by applicable state securities laws, (v) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (vi) the filing of any requisite notices and/or application(s) to the Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (vii) the filings required in accordance with Section 4.6 of this Agreement, (viii) obtaining the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation of the Federal Reserve under the Written Agreement to pay dividends and to make any distributions of interest, principal or other sums on subordinated debentures or trust preferred securities; (ix) removing the limitation on payment of dividends contained in the Indenture dated July 16, 2001 (North Valley Capital Trust I), the Indenture dated April 10, 2003 (North Valley Capital Trust II), the Indenture dated May 5, 2004 (North Valley Capital Trust III) and the Indenture dated December 29, 2005 (North Valley Capital Statutory Trust IV) by the payment of all deferred interest outstanding on such securities; and (x) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”). The Company is unaware of any facts or circumstances relating to the Company or its Subsidiaries which would be likely to prevent the Company from obtaining or effecting any of the foregoing, subject in the case of items (viii) and (ix) to the Company’s receipt of gross proceeds at the Closing in the minimum amount stated in Section 5.1(i).

(f)            Issuance of the Shares. The issuance of the Preferred Shares has been duly authorized and the Preferred Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The issuance of the Underlying Shares has been duly authorized and the Underlying Shares, when issued in accordance with the terms of the Certificate of Determination, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g)           Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(g) hereto. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. No shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights; there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, other than those issued or granted pursuant to compensatory plans, contracts or arrangements described in the SEC Reports; except as set forth in Schedule 3.1(g), there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound; except for the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act; there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company or any of its Subsidiaries; the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports, which, individually or in the aggregate, will have or would reasonably be expected to have a Material Adverse Effect. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(h)           SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the eighteen (18) months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the schedules to this Agreement, the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)           Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

(j)           Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to have a Material Adverse Effect.

(k)           Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in subsequent SEC Reports filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director arrangements disclosed in the SEC Reports, (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject, and (vii) to the Company’s Knowledge, there has not been a material increase in the aggregate dollar amount of: (A) the Bank’s nonperforming loans (including nonaccrual loans and loans 90 days or more past due and still accruing interest) or (B) the reserves or allowances established on the Company’s or Bank’s financial statements with respect thereto. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(l)           Environmental Matters. Neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m)          Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as disclosed in the SEC Reports, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any executive officers or directors of the

Company in their capacities as such, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(n)           Employment Matters. No labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company or any Subsidiary which would have or reasonably be expected to have a Material Adverse Effect. None of the Company’s or Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. To the Company’s Knowledge, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o)           Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company, its Subsidiaries or their respective properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule, regulation, policy or guideline or order of any governmental authority, self-regulatory organization (including the Trading Market) applicable to the Company or any of its Subsidiaries, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case set forth in (i), (ii) and (iii) of this paragraph as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p)           Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as now conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(q)           Title to Assets. The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material in the aggregate and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

(r)           Patents and Trademarks. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted as disclosed in the SEC Reports except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and/or its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, service mark, trade name, copyright, invention, trade secret, technology, Internet domain name, know-how or other proprietary rights of others.

(s)           Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which and where the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t)           Transactions With Affiliates and Employees. Except as set forth in the SEC Reports and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(u)           Internal Control Over Financial Reporting. Except as set forth in the SEC Reports, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and such internal control over financial reporting is effective.

(v)           Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and, as stated in the SEC Reports, such disclosure controls and procedures are effective.

(w)          Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agents with respect to the offer and sale of the Shares (which placement agent fees are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(x)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Preferred Shares by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Preferred Shares hereunder does not contravene the rules and regulations of the Trading Market and, upon obtaining the Shareholder Approvals, the issuance of the Underlying Shares in accordance with the Certificate of Determination will not contravene the rules and regulations of the Trading Market.

(y)           Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(z)           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would cause such offers and sales to be integrated for purposes of Regulation D with the offer and sale by the Company of the Preferred Shares as contemplated hereby or that otherwise would cause the exemption from registration under Regulation D to be unavailable in connection with the offer and sale by the Company of the Preferred Shares as contemplated hereby.

(aa)         Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Trading Market.

(bb)        Investment Company. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company,” an “affiliated person” of, “promoter” for or “principal underwriter” for, an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(cc)         Questionable Payments. Neither the Company nor any of its Subsidiaries, nor any directors, officers, nor to the Company’s Knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(dd)        Application of Takeover Protections; Rights Agreements. The Company and its Board have taken all action necessary to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under the Company’s Amended and Restated Shareholder Protection Rights Agreement) or other similar anti-takeover provision under the Company’s articles of incorporation or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser as a direct consequence of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities and the conversion thereof into Common Stock in accordance with the provisions of the Certificate of Determination.

(ee)         Disclosure. The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agents to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the operating results and financial condition of the Bank to be disclosed in its regulatory call report for the quarter ended March 31, 2010, the consolidated operating results and financial condition of the Company to be disclosed in its Form 10-Q for the quarter ended March 31, 2010 (it being understood and agreed that such operating results and financial condition have not been disclosed to the Purchasers), and the announcement of this Agreement and related transactions and as may be disclosed on the Form 8-K filed pursuant to Section 4.6.

(ff)          Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

(gg)        Acknowledgment Regarding Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Preferred Shares.

(hh)        Absence of Manipulation. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(ii)           OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly directly or indirectly use the proceeds of the sale of the Preferred Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(jj)           Money Laundering Laws. The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

(kk)         Compliance with Certain Banking Regulations. The Company has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that would cause the Bank: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory”; (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 (or otherwise known as the “Currency and Foreign Transactions Reporting Act”), the USA Patriot Act (or otherwise known as “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001”), any order issued with respect to anti-money laundering by OFAC or any other anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Bank.

(ll)           No Additional Agreements. Except as set forth on Schedule 3.1(ll) hereto, the Company has not entered into any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(mm)       Reports, Registrations and Statements. Since January 1, 2008, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), FDIC, the California Department of Financial Institutions (the “DFI”), and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the DFI and any other applicable federal or state securities or banking authorities, as the case may be.

(nn)        Adequate Capitalization. As of March 31, 2010, the Bank met or exceeded the standards necessary to be considered “adequately capitalized” under the Federal Deposit Insurance Company’s regulatory framework for prompt corrective action.

(oo)        Agreements with Regulatory Agencies. Except as disclosed in Schedule 3.1(oo) hereto, neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2008, has adopted any board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Subsidiary been advised since December 31, 2008 by any governmental entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement.

Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and each Subsidiary has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law. None of the Company, any Subsidiary or any director, officer or employee of the Company or any Subsidiary has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(pp)        No General Solicitation or General Advertising. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Preferred Shares.

(qq)        Mortgage Banking Business. Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(i)          The Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries satisfied, (A) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any of its Subsidiaries and any Agency, Loan Investor or Insurer, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(ii)          No Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any of its Subsidiaries has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any of its Subsidiaries to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any of its Subsidiaries or (C) indicated in writing to the Company or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company’s or any of its Subsidiaries’ compliance with laws,

For purposes of this Section 3.1(qq): (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries or a security backed by or representing an interest in any such mortgage loan; and (C) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(rr)          Risk Management Instruments. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2008, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

(ss)         ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(tt)          Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(uu)        Reservation of Underlying Shares. The Company has reserved, and will continue to reserve, free of any preemptive or similar rights of shareholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Preferred Shares are convertible, assuming the Shareholder Approvals have been obtained.

(vv)        Regulatory Capital Levels. At the Closing Date, taking into account the proceeds of the capital raise contemplated by this Agreement and assuming, (i) (with respect to the Company only) the conversion of the Preferred Shares and (ii) that the net proceeds this capital raise are contributed by Company to the Bank in accordance with Section 4.10, the Company and the Bank will each have a leverage ratio of not less than 10.0% and a total risk-based capital ratio of not less than 12.0%.

(ww)       Nonperforming Assets. To the Company’s Knowledge, since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in subsequent SEC Reports filed prior to the date hereof, the Company believes that the Bank will be able to fully and timely collect substantially all interest, principal or other payments when due under its loans, leases and other assets that are not classified as nonperforming and such belief is reasonable under all the facts and circumstances known to the Company and Bank, and the Company believes that the amount of reserves and allowances for loan and lease losses and other nonperforming assets established on the Company’s and Bank’s financial statements is adequate and such belief is reasonable under all the facts and circumstances known to the Company and Bank.

(xx)         Change in Control. The issuance of the Preferred Shares to the Purchasers as contemplated by this Agreement will not trigger any rights under any “change of control” provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

(yy)        Ranking of Preferred Stock. No capital stock issued by the Company is senior to the Preferred Stock in right of payment, whether with respect of payment of interest, damages or upon liquidation or dissolution or otherwise.

3.2           Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)           Organization; Authority. If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If such purchaser is an entity, the execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. If such Purchaser is an entity, each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (if such Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent. Such Purchaser understands that the Preferred Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Preferred Shares as principal for its own account and not with a view to, or for distributing or reselling such Preferred Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Preferred Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Preferred Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Preferred Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities to or through any person or entity.

(d)           Purchaser Status. At the time such Purchaser was offered the Preferred Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)           General Solicitation. Such Purchaser is not purchasing the Preferred Shares as a result of any advertisement, article, notice or other communication regarding the Preferred Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)           Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Shares and, at the present time, is able to afford a complete loss of such investment.

(g)           Access to Information. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and the merits and risks of investing in the Preferred Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Preferred Shares.

(h)           Brokers and Finders. Other than the Placement Agents with respect to the Company, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. Purchaser acknowledges that it is purchasing the Preferred Shares directly from the Company and not from the Placement Agents.

(i)           Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Preferred Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Such Purchaser understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Preferred Shares and such Purchaser has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(j)           Reliance on Exemptions. Such Purchaser understands that the Preferred Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.

(k)          No Governmental Review. Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares or the fairness or suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares.

(l)           Residency. Such Purchaser’s residence (if an individual) or office in which its investment decision with respect to the Preferred Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(m)         Trading. Purchaser acknowledges that there is no trading market for the Preferred Stock, and no such market is expected to develop.

(n)          Knowledge as to Conditions. Purchaser does not know of any reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

3.3           The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)          Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

(b)          Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

(c)          Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent. Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Securities free from all restrictive legends may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

(d)          Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. Except as otherwise provided below, while the Registration Statement remains effective, each Purchaser hereunder may sell the Securities in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the registration statement registering the resale of the Securities is not effective or that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Securities until such time as the Purchaser is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

(e)          Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Trading Days of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3) Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) Securities (or a broker or trading counterparty through which the Purchaser has agreed to sell shares makes such purchase) to deliver in satisfaction of a sale by the holder of Securities that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the Securities so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Securities) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Securities and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of Securities, times (b) the Closing Bid Price per share of such security quoted on the Trading Market on the Deadline Date.

4.2           Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

4.3           Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

4.4           Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Preferred Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Preferred Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Preferred Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.5           No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Preferred Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Shares to the Purchasers.

4.6           Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the Closing Date, the Company shall issue one or more press releases (collectively, the “Press Release”) reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby and any other material, nonpublic information that the Company may have provided any Purchaser at any time prior to the filing of the Press Release. On or before 9:00 a.m., New York City time, on the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the Registration Rights Agreement and the Certificate of Determination)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or in any filing with the Commission (other than a Registration Statement) or any regulatory agency (including the Reserve Bank and the Federal Reserve) or Trading Market, without the prior written consent of such Purchaser, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents with the Commission and (ii) to the extent such disclosure is required by law, at the request of the staff of the Commission or regulatory agency or under Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors or employees, that is not disclosed in the Press Release. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.7           Non-Public Information. Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and each Purchaser shall not directly solicit the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

4.8           Indemnification.

(a)           Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against a Purchaser

Party in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

The indemnity agreements of the Company contained in this Section 4.8 are limited by the provisions of federal law (including the Federal Deposit Insurance Act) and California law which are applicable to the same.

(b)           Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.9           Listing of Common Stock. The Company will use its reasonable best efforts to list the Underlying Shares for quotation on the NASDAQ Global Select Market and maintain the listing of the Common Stock on the NASDAQ Global Select Market.

4.10         Use of Proceeds. The Company intends to use the net proceeds from the sale of the Preferred Shares hereunder for the purpose of increasing its capital and for general corporate purposes, including enabling the Company’s subsidiary, North Valley Bank, to continue to meet its regulatory capital requirements.

4.11         Shareholders Meeting.

(a)           The Company shall call a meeting of its shareholders (the “Initial Shareholders Meeting”), as promptly as practicable following the Closing, but in no event later than July 30, 2010, to vote on proposals (the “Shareholder Proposals”) to approve an amendment of the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock to sixty million (60,000,000) and to approve the conversion of the Preferred Shares into Common Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules (such approvals of the Shareholder Proposals, “Shareholder Approvals”). The Board shall unanimously recommend to the Company’s shareholders that such shareholders approve the Shareholder Proposals (the “Board Recommendation”), and shall not modify or withdraw such Board Recommendation. In connection with the Initial Shareholders Meeting, the Company shall promptly prepare and file (but in no event more than thirty (30) Business Days following the Closing Date) with the Commission a preliminary proxy statement containing the Board Recommendation, shall use its reasonable best efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to the Initial Shareholders Meeting to be mailed to the Company’s shareholders not more than ten (10) calendar days after clearance thereof by the Commission, and shall use its reasonable best efforts to solicit proxies in favor of the Shareholder Approvals, including, without limitation, engaging a proxy solicitation firm, as necessary, to assist in obtaining the Shareholder Approvals. The Company shall notify Purchaser promptly of the receipt of any comments from the Commission or its staff with respect to the proxy statement and of any request by the Commission or its staff for amendments or supplements to such proxy statement or for additional information (but the Company shall not provide any Purchaser with any material, nonpublic information, unless requested by such Purchaser and pursuant to a written agreement regarding the confidentiality and use of such information). If at any time prior to the Initial Shareholders Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. In addition, each Purchaser and the Company agrees to promptly correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Purchasers prior to mailing any proxy statement, or any amendment or supplement thereto, and provide the Purchasers with reasonable opportunity to comment thereon.

(b)           In the event that either or both of the Shareholder Approvals are not obtained at the Initial Shareholders Meeting in accordance with the requirements of NASDAQ and the Corporations Code of the State of California, the Company shall include a proposal to approve (and the Board shall unanimously recommend approval of) such Shareholder Proposal(s) at (1) a subsequent special meeting of its shareholders to be held no later than sixty (60) days from the date of the Initial Shareholders Meeting (the “Follow-up Special Meeting”) and, if necessary, (2) additional special meetings held no less than once in each subsequent sixty (60) day period beginning on the date of the Follow-up Special Meeting, until both of such Shareholder Approvals have been obtained.

4.12         Limitation on Beneficial Ownership. No Purchaser (and its Affiliates or any other Persons with which it is acting in concert) will be entitled to purchase a number of Preferred Shares that would result in such Purchaser becoming, directly or indirectly, the beneficial owner (as determined under Rule 13d-3 under the Exchange Act) of more than 9.9% of the number of shares of Common Stock issued and outstanding (based on the number of outstanding shares as of the Closing Date), if converted at the initial conversion price of $1.50.

4.13         No Rights Agreement. The Company shall not enter into any poison pill agreement, shareholders’ rights plan or similar agreement that could limit the rights of a Purchaser to acquire Common Stock unless such poison pill agreement, shareholders’ rights plan or similar agreement grants an exemption or waiver to the Purchaser immediately effective upon execution of such plan or agreement that would allow the Purchaser to acquire such Common Stock.

4.14         Certain Transactions. The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

4.15         No Change of Control. The Company shall use reasonable best efforts to obtain all necessary irrevocable waivers, adopt any required amendments and make all appropriate determinations so that the issuance of the Preferred Shares to the Purchasers will not trigger a “change of control” or other similar provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including without limitation any employment, “change in control,” severance or other agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

4.16         No Additional Issuances. Between the date of this Agreement and the Closing Date, except for the issuance of shares of Common Stock issuable as of the date hereof as set forth in Schedule 3.1(g) and the Preferred Shares being issued pursuant to this Agreement, the Company shall not issue or agree to issue any additional shares of Common Stock or other securities which provide the holder thereof the right to convert such securities into shares of Common Stock.

4.17         Gross-Up Rights.

(a)           Sale of New Securities. For so long as a Purchaser, together with its Affiliates and, for purposes of this Section 4.17 only, Persons who share a common discretionary investment adviser with such Purchaser, owns 4% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all shares of Common Stock issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of this Section), if at any time after the date hereof the Company makes any public or nonpublic offering or sale of Common Stock, or securities convertible into Common Stock (any such security, a “New Security”) (other than (i) any Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction), then the Purchaser shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities.

The amount of New Securities that the Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock held by the Purchaser, if any, and (ii) the number of shares of Common Stock represented by the Preferred Shares held by the Purchaser on an as-converted basis as of such date, if any, and the denominator of which is the sum of (i) the number of shares of Common Stock then outstanding, and (ii) the number of shares of Common Stock represented by the Preferred Shares on an as-converted basis as of such date. Notwithstanding anything herein to the contrary, in no event shall the Purchaser have the right to purchase securities hereunder to the extent such purchase would result in such Purchaser, together with its Affiliates, owning a greater percentage interest in the Company than such Purchaser held immediately prior to the issuance of the New Securities (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable).

(b)           Notice. In the event the Company proposes to offer or sell New Securities (the “Offering”), it shall give the Purchaser written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten Business Days, as the case may be, after the initial filing of a registration statement with the Commission with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering. If the information contained in the notice constitutes material non-public information (as defined under the applicable securities laws), the Company shall deliver such notice only to the individuals identified on the Purchaser’s signature page hereto, and shall not communicate the information to anyone else acting on behalf of the Purchaser without the consent of one of the designated individuals. The Purchaser shall have ten Business Days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.17 and as to the amount of New Securities the Purchaser desires to purchase, up to the maximum amount calculated pursuant to Section 4.17(a). Such notice shall constitute a nonbinding indication of interest of the Purchaser to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it. The failure of the Purchaser to respond within such ten Business Day period shall be deemed to be a waiver of such Purchaser’s rights under this Section 4.17 only with respect to the Offering described in the applicable notice.

(c)           Purchase Mechanism. If the Purchaser exercises its rights provided in this Section 4.17, the closing of the purchase of the New Securities in connection with the closing of the Offering with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals). Notwithstanding anything to the contrary herein, the closing of the purchase of the New Securities by the Purchasers will occur no earlier than the closing of the Offering triggering the right being exercised by the Purchaser. Each of the Company and the Purchaser agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)           Failure of Purchase. In the event the Purchaser fails to exercise its rights provided in this Section 4.17 within said 10 Business Day period or, if so exercised, the Purchaser is unable to consummate such purchase within the time period specified in Section 4.17(c) above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.17 by the Purchaser or which the Purchaser is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company’s notice to the Purchaser. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five Business Days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Purchaser in the manner provided above.

(e)           Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

(f)           Termination. Purchaser’s rights hereunder shall expire on the earlier of the following: (i) three (3) years from the Closing; or (ii) at such time that the Purchaser, together with its Affiliates and, for purposes of this Section 4.17 only, Persons who share a common discretionary investment adviser with such Purchaser, owns less than 4% of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all Common Shares issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of Section 4.17).

(g)           Cooperation. The Company and the Purchaser shall cooperate in good faith to facilitate the exercise of the Purchaser’s rights under this Section 4.17, including to secure any required approvals or consents.

(h)           No Assignment of Rights. The rights of a Purchaser described herein shall be personal to Purchaser and the transfer, assignment and/or conveyance of said rights from Purchaser to any other person and/or entity is prohibited and shall be void and of no force or effect.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Preferred Shares. The obligation of each Purchaser to acquire Preferred Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)           Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)           No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be designated for listing and quotation on the Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Trading Market from trading on the Trading Market nor shall suspension by the Commission or the Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Trading Market or (B) by falling below the minimum listing maintenance requirements of the Trading Market.

(f)           Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g)          Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b) in the form attached hereto as Exhibit F.

(h)          Certificate of Determination. The Company shall have filed the Certificate of Determination with the California Secretary.

(i)           Minimum Gross Proceeds. The Company shall simultaneously issue and deliver at such Closing to the Purchasers hereunder in the aggregate at least sufficient shares of the Preferred Stock against payment of an aggregate Purchase Price of at least $40.0 million.

(j)           Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

(k)           Bank Regulatory Issues. The purchase of such Preferred Shares shall not (i) cause such Purchaser or any of its Affiliates to violate any bank regulation, (ii) require such Purchaser or any of its Affiliates to file a prior notice with the Federal Reserve or its delegee under the CIBC Act or the BHC Act or obtain the prior approval of any bank regulator or (iii) cause such Purchaser, together with any other person whose Company securities would be aggregated with such Purchaser’s Company securities for purposes of any bank regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Purchaser) would represent more than 9.9% of the voting securities of the Company outstanding at such time.

5.2           Conditions Precedent to the Obligations of the Company to sell Preferred Shares. The Company’s obligation to sell and issue the Preferred Shares to each Purchaser at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)           Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)           No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)           Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

ARTICLE VI
MISCELLANEOUS

6.1           Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of Willkie Farr & Gallagher, LLP, counsel to certain Purchasers, incurred by such Purchasers in connection with the transactions contemplated by the Transaction Documents, up to a maximum amount of $125,000, which amount shall be paid directly by the Company to Willkie Farr & Gallagher, LLP at the Closing or paid by the Company to Willkie Farr & Gallagher, LLP upon termination of this Agreement so long as such termination did not occur as a result of a material breach by such Purchasers of any of their obligations hereunder (as the case may be). Except as set forth elsewhere in the Transaction Documents, the parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agents relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	North Valley Bancorp
300 Park Marina Circle
Redding, California 96001
Attention: General Counsel
Telephone: (530) 2261-2923
Fax: (530) 221-4877
With a copy to:	Dodd Mason George LLP
1740 Technology Drive, Suite 205
San Jose, California 95110
Attention: Joseph G. Mason, Esq.
Telephone: (408) 452-1478
Fax: (408) 452-1487
If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and by the Purchasers holding or having the right to acquire at least two-thirds of the Preferred Shares at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Preferred Shares.

6.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons.

6.8           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the California Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such California Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Preferred Shares.

6.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12         Replacement of Shares. If any certificate or instrument evidencing any Preferred Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Preferred Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14         Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Preferred Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other

Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.16         Termination. This Agreement may be terminated and the sale and purchase of the Preferred Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. The Company shall give prompt notice of any such termination to each other Purchaser, and, as necessary, work in good faith to restructure the transaction to allow each Purchaser that does not exercise a termination right to purchase the full number of securities set forth below such Purchaser’s name on the signature page of this Agreement while remaining in compliance with Section 4.12. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.17         Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOR COMPANY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NORTH VALLEY BANCORP

By:
Name:	Michael J. Cushman
Title:	President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

NAME OF PURCHASER:

By:
Name:
Title:

Aggregate Purchase Price (Subscription Amount): $__________

Number of Preferred Shares to be Acquired: __________________

Tax ID No.: ____________________

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

APPENDIX F

FORM OF REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 20, 2010, by and among North Valley Bancorp, a California corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.           Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Allowable Grace Period” shall have the meaning set forth in Section 2(e).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in the City of New York and in the State of California are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, no par value per share, and any securities into which such shares of common stock may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 60th calendar day following the Closing Date (or the 90th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“FINRA” shall have the meaning set forth in Section 3(j).

“Grace Period” shall have the meaning set forth in Section 2(e).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 5(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the NASDAQ Global Select Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.

“Registrable Securities” means all of the Preferred Shares and the Underlying Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Preferred Shares or the Underlying Shares, provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that Preferred Shares or Underlying Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and without volume or manner of sale restrictions by Holders who are not Affiliates of the Company.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Shareholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2.           Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale of the Registrable Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages as provided in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the shares of Common Stock to be included by any person other than a Holder; second, the Company shall reduce or eliminate any shares of Common Stock to be included by any Affiliate of the Company; and

third, the Company shall reduce the number of Registrable Securities to be included by all other Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Reigstrable Securities held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(b)           The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement, the New Registration Statement or any Remainder Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the effected Holders (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m., New York City time, on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m., New York City time, on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)           If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement, the New Registration Statement or any Remainder Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (in each case of (A) and (B), other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement)), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Period). If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).

(d)           Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Shareholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e)           Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(f)           In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission, but not beyond the time period specified in the first sentence of Section 2(b).

3.           Registration Procedures

In connection with the Company’s registration obligations hereunder:

(a)           the Company shall not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable.

(b)           (i) the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Shareholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)           the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, and in the case of (v) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Shareholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Shareholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d)           the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)           the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)           The Company agrees to promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)           the Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)           the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the Company’s transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(i)           the Company shall, following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement or any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(j)           the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(k)           the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.

(l)           provided the Company is eligible to use Form S-3 as of the date of this Agreement or becomes eligible to use Form S-3 during the term of this Agreement, the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m)           if requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(n)            the Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4.           Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Purchase Agreement or Section 5 hereof, any legal fees or other costs of the Holders.

5.           Indemnification.

(a)           Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

The indemnity and contribution agreements of the Company contained in this Section 5 are limited by the provisions of federal law (including the Federal Deposit Insurance Act) and California law which are applicable to the same.

6.           Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders may include securities of the Company in a Registration Statement hereunder and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is sixty (60) days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8, (ii) in connection with an acquisition, on Form S-4 or (iii) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(c)           Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(d)           Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           No Inconsistent Agreements. Neither the Company nor its subsidiary, North Valley Bank, has entered, as of the date hereof, nor shall the Company or North Valley Bank, on or after the date hereof, enter into any agreement that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.

(g)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 3(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.

(h)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)           Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j)           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k)           Cumulative Remedies. Except as provided in Section 2(c) with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)           Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n)           Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Preferred Shares pursuant to the Purchase Agreement has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Purchase Agreement or this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NORTH VALLEY BANCORP

By:
Name:	Michael J. Cushman
Title:	President and Chief Executive Officer

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SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

INTERNET http://www.proxyvoting.com/novb
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
NORTH VALLEY BANCORP	OR
TELEPHONE 1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

75809	Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

▼FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example	☒

		FOR	WITHHOLD	*EXCEPTIONS
1.	To elect as Directors the nominees set forth below: 01 Michael J. Cushman 02 Dante W. Ghidinelli 03 Kevin D. Hartwick 04 Roger B. Kohlmeier 05 William W. Cox 06 Dolores M. Vellutini 07 Royce L. Friesen 08 Martin A. Mariani 09 J.M. “Mike” Wells, Jr.	ALL ☐	FOR ALL ☐	☐	2.	Conversion of Convertible Preferred Stock. To approve for purposes of NASDAQ Listing Rule 5635 the issuance of shares of Common Stock upon the conversion of up to 40,000 shares of Series A Mandatorily Convertible Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”), as contemplated by the Securities Purchase Agreements described in the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐	4.
One for Five Reverse Stock Split. To approve an amendment to our Amended and Restated Articles of Incorporation to effect a one for five share reverse stock split of our Common Stock. The Board of Directors may, at its sole discretion, elect not to implement any reverse stock split, even if approved by the shareholders.
												FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)					3.	Increase in Authorized Common Stock. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 60 million, as described in the accompanying proxy statement	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.	Ratification of Independent Accountants. To ratify the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐

*Exceptions _______________________________________	WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.			6..
Adjournment of Meeting To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt Proposals No. 1 through No. 5.
					FOR ☐	AGAINST ☐	ABSTAIN ☐

	Will Attend Meeting	☐	YES	7.	Other Business. To consider such other business as may properly come before the Meeting and any adjournment or postponement thereof.

					Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your North Valley Bancorp account online.

Access your North Valley Bancorp account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for North Valley Bancorp, now makes it easy and convenient to get current information on your shareholder account.

●	View account status	●	View payment history for dividends
●	View certificate history	●	Make address changes
●	View book-entry information	●	Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect ®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Notice of Internet Availability. The North Valley Bancorp Proxy Statement for the 2010 Annual Meeting of Shareholders being held on Friday, July 16, 2010, and the Annual Report to shareholders (which includes the Annual Report on Form 10-K, as amended by Form 10-K/A, for the fiscal year ended December 31, 2009) are available on the internet at http://www.novb.com/proxy.aspx.

▼ FOLD AND DETACH HERE ▼

NORTH VALLEY BANCORP

Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp
for the Annual Meeting of Shareholders, July 16, 2010

The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated June 18, 2010, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Kevin R. Watson, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the “Company”), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Friday, July 16, 2010 at 5:30 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR RECOMMENDED BY THE BOARD OF DIRECTORS, “FOR” THE CONVERSION OF THE CONVERTIBLE PREFERRED STOCK, “FOR” AN INCREASE IN AUTHORIZED COMMON STOCK, “FOR” A ONE FOR FIVE SHARE REVERSE STOCK SPLIT, “FOR” RATIFICATION OF THE APPOINTMENT OF PERRY-SMITH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2010 FISCAL YEAR, AND “FOR” APPROVAL TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, ALL AS DESCRIBED IN THE PROXY STATEMENT, AND, AT THE PROXYHOLDERS’ DISCRETION, ON SUCH OTHER MATTERS, IF ANY, WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
Address Change/Comments
(Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

75809

PROXY

NORTH VALLEY BANCORP

ESOP Voting Instructions

Solicited by the Trustee of the North Valley Bancorp Employee Stock Ownership Plan
for the Annual Meeting of Shareholders of North Valley Bancorp
to be held on July 16, 2010

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated June 18, 2010, and hereby instructs Delaware Charter Guarantee and Trust Company, conducting business as Principal Trust Company (“Principal Trust Company”), as Trustee of the North Valley Bancorp Employee Stock Ownership Plan (“ESOP”), to vote in person or by proxy all of the shares of Common Stock of North Valley Bancorp credited to the ESOP account of the undersigned at the Annual Meeting of Shareholders of North Valley Bancorp to be held on Friday, July 16, 2010, at the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California 96001, at 5:30 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated June 18, 2010, as indicated on the other side of this card.

If this card is properly completed, signed and returned to the Trustee no later than July 13, 2010, the shares allocated to your ESOP account will be voted by the Trustee in accordance with your instructions. Your instructions may be amended or revoked at any time, provided that you deliver a later-dated, superseding, properly completed and signed voting instruction card to the Trustee not later than such date. Please note the following:

●     If your card is signed and returned without a voting instruction, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

●     If your card is not returned or is returned unsigned, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

●     If you instruct the Trustee to abstain from voting, the Trustee will abstain from voting your ESOP shares and your shares will not be voted.

1.	Election of Directors. To elect as Directors the nominees set forth below:
☐ FOR	☐ WITHHOLD AUTHORITY

01 Michael J. Cushman	06 William C. Cox
02 Royce L. Friesen	07 Dante W. Ghidinelli
03 Kevin D. Hartwick	08 Roger B. Kohlmeier
04 Martin A. Mariani	09 Dolores M. Vellutini
05 J. M. “Mike” Wells, Jr.

(Instruction: To withhold authority to vote for any nominee, strike a line through the nominee’s name on the list above.)

2.
Conversion of Convertible Preferred Stock. To approve for purposes of NASDAQ Listing Rule 5635 our issuance of shares of Common Stock upon the conversion of up to 40,000 shares of Series A Mandatorily Convertible Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”), as contemplated by the Securities Purchase Agreements described in the accompanying proxy statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.
Increase in Authorized Common Stock. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 60 million, as described in the accompanying proxy statement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.
One for Five Reverse Stock Split. To approve an amendment to our Amended and Restated Articles of Incorporation to effect a one for five share reverse stock split of our Common Stock. The Board of Directors may, at its sole discretion, elect not to implement any reverse stock split, even if approved by the shareholders.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	Ratification of Independent Accountants. To ratify the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for 2010.
☐	FOR	☐	AGAINST	☐	ABSTAIN

6.
Adjournment of Meeting. To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt Proposals No. 1 through No. 5.

☐	FOR	☐	AGAINST	☐	ABSTAIN

7.	Other Business. To consider such other business as may properly come before the Meeting and any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN AND RETURN THIS CARD TO PRINCIPAL TRUST COMPANY, TRUSTEE, IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JULY 13, 2010.

Dated:

Signature

Name of ESOP Participant

To All Participants in the
North Valley Bancorp Employee Stock Ownership Plan
Regarding the
Annual Meeting of Shareholders of North Valley Bancorp
on July 16, 2010

The 2010 Annual Meeting of the Shareholders of North Valley Bancorp will be held at 5:30 p.m., local time, on Friday, July 16, 2010, at the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California 96001.  At the meeting, the shareholders will be asked to vote on the following matters:

1.	Election of Directors. To elect the following nominees as directors for a term of one year:

Michael J. Cushman	William W. Cox

Royce L. Friesen	Dante W. Ghidinelli

Kevin D. Hartwick	Roger B. Kohlmeier

Martin A. Mariani	Dolores M. Vellutini

J. M. “Mike” Wells, Jr.

2.
Conversion of Convertible Preferred Stock.  To approve for purposes of NASDAQ Listing Rule 5635 our issuance of shares of Common Stock upon the conversion of up to 40,000 shares of Series A Mandatorily Convertible Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”), as contemplated by the Securities Purchase Agreements described in the accompanying proxy statement.

3.
Increase in Authorized Common Stock.  To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 60 million, as described in the accompanying proxy statement.

4.
One for Five Reverse Stock Split.  To approve an amendment to our Amended and Restated Articles of Incorporation to effect a one for five share reverse stock split of our Common Stock.  The Board of Directors may, at its sole discretion, elect not to implement any reverse stock split, even if approved by the shareholders.

5.	Ratification of Independent Accountants. To ratify the appointment of Perry-Smith LLP as the Company’s Independent Registered Public Accounting Firm for 2010.

6.
Adjournment of Meeting. To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt Proposals No. 1 through No. 5.

7.	Other Business. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Along with this letter, you are receiving the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the Proxy Statement dated June 18, 2010, being sent to all shareholders of record as of June 1, 2010 (the “Record Date” for the Annual Meeting).  All shares of North Valley common stock held under the North Valley Bancorp Employee Stock Ownership Plan (“ESOP”) will be voted at the annual meeting by the ESOP trustee, in accordance with the instructions of the ESOP participants as described in this letter.

Voting Instructions.  Because shares of North Valley Bancorp common stock are credited to your ESOP account, you have the right to instruct the trustee, Delaware Charter Guarantee and Trust Company, conducting business as Principal Trust Company (the “Trustee”), how to vote those shares at the annual meeting of shareholders.  The Trustee is the owner of record of the shares held for your account in the ESOP.  The Trustee is the person entitled to vote your shares, but will vote them in accordance with your instructions.

Voting Instructions Card.  You are also receiving with this letter a voting instructions card, to be completed, signed and sent to the Trustee in order to provide the Trustee with instructions regarding the voting of the shares in your ESOP account.  A postage paid return envelope, addressed to the Trustee, is being provided for your convenience.  The Trustee will tabulate the votes indicated by your instructions and the instructions of the other ESOP participants and will then vote your shares and the other ESOP shares as described in this letter.  YOUR VOTE IS IMPORTANT.  YOU SHOULD CAREFULLY REVIEW THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT BEING PROVIDED WITH THIS LETTER BEFORE COMPLETING, SIGNING AND SENDING YOUR VOTING INSTRUCTIONS CARD TO THE TRUSTEE.

Please note that this request for voting instructions is separate from any proxy request that you may receive with respect to any other holdings of North Valley Bancorp common stock that you may have outside the ESOP.

If the voting instructions card is properly completed, signed and returned, the Trustee will vote the shares allocated to your ESOP account in accordance with your directions.  Please note the following:

●     If your card is signed and returned without a voting instruction, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

●     If your card is not returned or is returned unsigned, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

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●     The Trustee will vote all shares held by the ESOP which are not allocated to a participant’s account in the same proportion as allocated shares for which instructions have been received.

●     If you instruct the Trustee to abstain from voting, the Trustee will abstain from voting your ESOP shares and your shares will not be voted.

●     With respect to fractional shares, the Trustee may pool the results of the voting instructions received from all ESOP participants to whom fractional shares have been allocated and vote such shares accordingly.

●     Participants may revoke their voting instructions by executing and delivering to the Trustee a revised duly executed card no later than July 13, 2010.

Confidentiality.  Your voting instructions card should be returned to the Trustee, as follows:  Principal Trust Company, P.O. Box 8963, Wilmington, DE 19899-9737.  If you have questions, you may contact the Trustee at telephone (800) 547-7754.  Your voting instructions and other communications with the Trustee will be kept confidential and not disclosed to North Valley Bancorp except as may be required by law.

ERISA.  The actions taken by the Trustee in regard to the voting of the shares of North Valley Bancorp common stock in your ESOP account are governed by the fiduciary duties and requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  The Trustee will vote the shares in accordance with your instructions and the procedures summarized in this letter unless, based on the advice of its legal counsel, the Trustee concludes that to do so would be improper or contrary to ERISA or applicable guidance of the United States Department of Labor.

Deadline to Provide Instructions.  The Trustee must have ample time to tabulate instructions and to deliver the aggregate votes on behalf of the ESOP participants on or before the date of the annual meeting of shareholders of North Valley Bancorp.  The annual meeting is scheduled to be held on July 16, 2010.  Thus, YOUR VOTING INSTRUCTIONS CARD SHOULD BE RECEIVED BY THE TRUSTEE NO LATER THAN JULY 13, 2010.

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Perry-Smith llp 400 Capitol Mall | Suite 1200 Sacramento, CA 95814 www.perry-smith.com 916.441.1000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
North Valley Bancorp

We have audited the accompanying consolidated balance sheets of North Valley Bancorp and subsidiaries (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of North Valley Bancorp and subsidiaries as of December 31, 2009 and 2008 and the consolidated results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

We were not required or engaged to examine the effectiveness of North Valley Bancorp and subsidiaries’ internal control over financial reporting as of December 31, 2009 and, accordingly, we do not express an opinion thereon.

Sacramento, California
March 30, 2010

Sacramento | San Francisco